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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: Merrill Lynch Series Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Series Fund,Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item  1 - Report to Stockholders

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MERRILL LYNCH SERIES FUND, INC.
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ANNUAL REPORT
DECEMBER 31, 2004
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2004
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DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio, excluding the Money Reserves Portfolio, can be found in the tables on pages 13-17 of this report to shareholders.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2004, Balanced Capital Strategy Portfolio had a total return of +8.64%. The equity benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +10.88%, while the fixed income benchmark, the Lehman Brothers Aggregate Bond Index, returned +4.34% for the same period.

While stock prices staged a strong advance, the past year was really a tale of two markets. For the first nine months of the year, the market gained only 1.51% amid concerns over the prospects for rising interest rates, slowing economic growth in the United States and China, weakening consumer spending trends, continued escalation in oil prices and election-related uncertainties. These factors were mitigated by continued strong growth in corporate profits, benign inflation and a measured pace of policy adjustment by the Federal Reserve Board (the Fed), resulting in substantial month-to-month volatility but a diminimus net gain. In the fourth quarter, however, the U.S. stock market staged a powerful advance, with the S&P 500 Index delivering a better than 9% total return. The resolution of election uncertainties, moderating oil prices, continued strong economic growth and indications of another robust quarter for corporate earnings drove prices higher with all indexes, styles and market capitalization categories participating.

For the full year, the value style of investing strongly outpaced the growth style, with the S&P 500 Barra Value Index gaining 15.70% while the S&P 500 Barra Growth Index returned a more modest +6.13%, largely a function of relative weakness in the technology sector. The fixed income market provided respectable results for the year. Moderate economic growth, strong foreign buying interest and continued low inflation despite high oil prices benefited this asset class. Fixed income investors were particularly rewarded for incurring risk, as reflected in the +11.95% return of the Credit Suisse First Boston High Yield Index for the year.

The Portfolio's asset allocation proved favorable, and equities matched the benchmark return while bonds outperformed the market average. Within the equity portfolio, the most favorable contribution to performance came from our underweight position and good stock selection in the health care sector, the weakest market segment of 2004. Shares of Aetna, Inc. rose almost 85% for the year and we avoided the near 30% decline in shares of Merck & Co., Inc. Our overweight position and good stock selection in the energy sector, the strongest market sector of 2004, also contributed positively to performance, led by strong gains in Devon Energy Corp. and EnCana Corp. Finally, our overweight position and good stock selection in the industrials sector, led by better than 30% returns in Masco Corp., Tyco International Ltd. and Raytheon Co., also proved beneficial. These factors were almost exactly offset by poor stock selection in the consumer discretionary sector, where weakness in media holdings Clear Channel Communications, Inc., Viacom, Inc. and The Interpublic Group of Companies, Inc., and our avoidance of eBay, proved detrimental. Poor stock selection in the financials sector also detracted from results, led by weakness in Mellon Financial Corp. and Fannie Mae and by our avoidance of Bank of America. Finally, our zero weighting in the utilities sector had a negative effect for the year.

Within the fixed income portfolio, we continued to concentrate our holdings in those areas of the market with a lower correlation to U.S. Treasury issues, thereby reducing interest rate volatility while also achieving higher total returns. Spread sectors in which we maintained an overweight position included both investment grade and high yield corporate bonds and commercial mortgage-backed securities.


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In terms of portfolio activity, we continued to adjust our holdings during the past 12 months in response to ongoing stock market volatility. Within the equity portfolio, we began to increase our health care exposure, introducing new positions in pharmaceutical manufacturer GlaxoSmithKline Plc, drug distributor AmerisourceBergen Corporation (ABC) and medical device company Boston Scientific Corp. Our underweight position in this sector has proven beneficial and we now find several interesting values emerging in this group. Glaxo is among the cheapest of the global pharmaceutical companies, selling at a low multiple of earnings and offering a near 5% dividend yield. The company is financially strong, generates substantial free cash flow, is actively repurchasing shares and offers superior growth prospects in 2005 and beyond as patent expiry pressures abate. Shares of ABC declined sharply after the company lost a large government contract, affording us an attractive opportunity to buy the stock. ABC should benefit from increased drug consumption and the Medicare drug benefit. Boston Scientific shares dropped after the company recalled certain lots of its drug-eluding stent product, leading to concern over the sustainability of the company's competitive position and earnings growth prospects. This afforded us the opportunity to invest in a highly profitable, highly cash generative company at the very low end of its historical valuation range.

We also increased our investment position in the technology sector, introducing Citrix Systems, Inc. and Intel Corp. to the portfolio, as we believe positive indications of improved corporate capital spending bode well for companies in this sector. We increased our holdings in both Burlington Northern Santa Fe Corp. and CSX Corp. We reconfigured our energy holdings, selling both Anadarko Petroleum Corp. and Royal Dutch Shell, increasing our existing position in Devon Energy and introducing Total SA to the portfolio. We were underwhelmed with the initiatives articulated by Anadarko's new management team and disturbed by the negative oil reserve revisions at Royal Dutch Shell, prompting us to eliminate these holdings. Total, by contrast, has consistently delivered superior growth, returns and free cash flow, while selling at a discount to its global oil peers. We reduced positions in a number of economically sensitive company investments such as Weyerhaeuser Co., Limited Brands, Inc. and Tyco International, and we eliminated Nucor, ITT Industries, Inc. and Carnival Corporation from the portfolio, as these stocks have performed well in response to favorable economic developments. We eliminated insurance stock XL Limited from the portfolio as evidence of weakening commercial insurance prices has raised the earnings risk profile for companies in this sector. We sold our two HMO holdings, Aetna and Cigna Corp., as each reached our target price. We also eliminated Pfizer, Inc. from the portfolio subsequent to the negative cardiovascular findings associated with its Celebrex drug.

Within the fixed income portfolio, we maintained our overweight position in the corporate sector, emphasizing BBB and high yield market segments while shifting our focus more toward individual security selection. We also found good value in crossover credits, which carry both investment grade and non-investment grade ratings from the various rating agencies. Finally, based on our expectation for higher interest rates, we ended the period with a relatively short duration in an effort to moderate the portfolio's sensitivity to interest rate movements and protect its underlying net asset value.

At period-end, our asset allocation position showed 66.3% of net assets invested in equities and 33.7% in fixed income securities, including short-term securities. This compares to 63.8% in equities and 36.2% in fixed income securities, which includes short-term investments, at the end of December 2003. We continue to anticipate a reasonably constructive environment for equities as we move through the early part of 2005, driven by steady economic growth, improved corporate and consumer confidence, and double-digit corporate earnings gains. We are increasingly concerned, however, that relatively high stock market valuation levels already reflect many of these favorable developments, increasing the risk of disappointment and a stock market correction. We also are concerned about the paucity of new investment ideas that meet both our quality and valuation criteria, encouraging an even greater sensitivity to downside risk in the application of our risk/reward analysis. We might also consider reducing the magnitude of our overweight position in equities if not for our long-standing view that profit-making opportunities in the fixed income market will be severely limited in 2005 as the Fed continues to reverse its accommodative monetary policy position by increasing short-term interest rates. Finally, we expect continued volatility as economic and political events affect short-term investor sentiment and will look to be opportunistic to take full advantage of the Portfolio's flexibility.


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MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2004, Core Bond Strategy Portfolio had a total return of +4.48%, outpacing the +4.34% return of the benchmark Lehman Brothers Aggregate Bond Index.

As the year began, the prospects for economic growth were relatively optimistic. With the exception of the employment sector, the leading economic indicators were strong. Gross domestic product (GDP) grew at an annualized rate of 4.5% in the first quarter of 2004. In April, the employment picture began to brighten with the first in a series of surprisingly robust payroll reports. Along with the economic optimism came fears of inflation. In response, the Federal Reserve Board (the Fed) began raising interest rates with a 25 basis point (.25%) hike in June. Despite the Fed's apparent confidence in the economy, investors remained cautious in the face of election uncertainties, high oil prices and continued upheaval in Iraq. GDP grew 3.3% in the second quarter before reaccelerating to 4% in the third quarter and an estimated 3.5%-4% in the fourth quarter. The Fed continued to raise interest rates at a measured pace with 25 basis point hikes in August, September, November and December, bringing the federal funds rate to 2.25% by period-end.

Against this backdrop, yields were volatile as investors sought to interpret economic data and anticipate Fed moves. Although 10-year Treasury note yields did not change dramatically over the year, we saw a considerable amount of volatility. For example, the 10-year Treasury yield stood at 4.27% on December 31, 2003, hit a low of 3.70% in March and then a high of 4.87% in June before retracing to 4.24% by December 31, 2004.

In general, investors continued to be rewarded for taking on risk, as illustrated by the performance of the Credit Suisse First Boston High Yield Index, which provided a 12-month return of +11.95% as of December 31, 2004. During the year, spreads to U.S. Treasury issues tightened across most non-Treasury asset classes. Spreads on high yield securities, for example, tightened by approximately 100 basis points, while spreads on lower-quality investment grade corporate bonds, such as BBB-rated issues, tightened by 20 basis points. We maintained a 15% overweight to spread sectors throughout the year. This included above-average exposure to both investment grade and high yield corporate bonds as well as commercial mortgage-backed securities (CMBS). This above-average exposure to spread sectors and higher-beta credits ultimately benefited the Portfolio's performance. By maintaining our focus on those areas of the market with a low correlation to Treasury issues, we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. Modestly offsetting the positive contribution from our focus on spread sectors was the Portfolio's duration profile. We had maintained a neutral duration profile until February 2004, after which we shortened duration relative to the benchmark in anticipation of rising interest rates. Given the likely prospects for economic acceleration (and the higher interest rates that usually accompany economic growth), our goal was to moderate the Portfolio's sensitivity to interest rate movements, thereby protecting its underlying net asset value. Considering the volatile yield environment, this strategy proved at times constructive and at other times detrimental, but had a slightly negative effect for the year as a whole. Still, we maintained our short duration profile based on our confidence in the economic recovery and our expectation for rising rates.

In terms of portfolio activity, our strategy was essentially unchanged during the fiscal year. We maintained an aggressive overweight to the BBB corporate sector and consistently maintained an overweight of about 5% to investment grade corporate bonds throughout the year. Within the investment grade universe, we favored names in the life insurance, auto and media sectors. We added bonds of Prudential Holdings LLC and Security Benefit Life Insurance Company in life insurance, General Motors Acceptance Corporation and Ford Motor Credit Co. in auto, and Clear Channel and News America, Inc. in media.

In September, we sold about 3% of our exposure to CMBS. Spreads had tightened significantly in this sector, and CMBS were beginning to appear expensive on a relative basis. Simultaneously, we increased exposure to investment grade corporate bonds by 7%. We anticipated a grab for yield on the part of investors at year-end, a phenomenon that we believed could benefit the investment grade corporate market.

In the high yield space, we increased our overweight from 3% to 4%. We moved from a broad market exposure to the asset class (via total return swaps and credit default swaps meant to replicate the exposure of the broad investment grade credit market) to individual security selection. In our view, the

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"easy money" had been extracted from the high yield market and it appeared that individual bond selection would become important. Specific names on which we focused included MGM Mirage, Inc., American Greetings Company and Abitibi-Consolidated, Inc. We also identified crossover credits as another area of the credit market that represented value, and added securities from issuers such as Tyco International Group SA and Continental Airlines, Inc.

After shifting the Portfolio's duration profile from neutral to a small short in mid February, we consistently remained approximately 5% (one-quarter of a year) shorter than our benchmark, although at times we were as much as 10% (one-half year) short. Our decision to shorten duration was based on our belief that economic growth would remain strong and interest rates would move higher. A final change also had to do with our view on interest rates. Essentially, we believe the futures market is pricing in too many interest rate increases over the next three to five years. As such, we do not believe short-term interest rates will be significantly higher in the next investment cycle. With that view in mind, we aggressively sold interest rate caps on three-month LIBOR (the London InterBank Offered Rate). The caps, which allow us to set a ceiling on future interest rates, would be unnecessary if interest rates do not increase materially. For selling them, we received a floating rate LIBOR payment, which had a positive effect on the Portfolio's total return. At period end, this type of derivative transaction accounted for 6% of net assets.

As of December 31, 2004, the Portfolio maintained a 15% overweighting to spread sectors, broken down as follows: 9% overweight in corporates, 2% in CMBS and 4% in high yield, with the high yield allocation consisting primarily of BB-rated positions. We believe the economy remains on solid footing, which should continue to support the high yield and investment grade corporate bond sectors. In our view, the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds. Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury notes) continue to contract. Nevertheless, we believe there is still opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals.

As far as duration is concerned, we start to become interested in adding interest rate exposure as yields approach the 4.5% area. In fact, we expect gradually higher interest rates in the months ahead. As for the Fed, we believe it will continue its measured tightening policy en route to a more "neutral" federal funds rate of approximately 3%-3.5%, leaning toward the lower end of this range, by the end of 2005.

MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2004, Fundamental Growth Strategy Portfolio had a total return of +7.51%. For the same period, the Portfolio's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +10.88% while the S&P 500 Barra Growth Index returned +6.13%.

Although equity markets finished the year in positive territory, it was not without some suspense along the way. The stock market performed strongly in the early months of the year, carrying the momentum from year-end 2003 into 2004. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimulus, extraordinary corporate earnings results, strong money flows and attractive valuations. In the second and third quarters, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data. With the conclusion of the election in November, equities took a more definitive turn upward and the S&P 500 Index ended the year with a double-digit 12-month return.

The value style of investing significantly outpaced growth for the year. The S&P 500 Barra Growth Index recorded a one-year return of +6.13% as of December 31, 2004, while the S&P 500 Barra Value Index returned +15.70% for the same period. In addition, small cap stocks outpaced their large cap counterparts for the year, as reflected in the +18.33% return of the small cap Russell 2000 Index versus the +11.40% return of the large cap Russell 1000 Index.

Portfolio performance was particularly strong during the second half of the fiscal year, with the Portfolio posting a return of +4.16% versus +3.32% for the S&P 500 Barra Growth Index. This was primarily the result of successful stock selection in the consumer discretionary and industrials sectors. Individual stocks that made a meaningful positive contribution to Portfolio returns during this time were Starbucks Corp., Monster Worldwide Inc., Coach Inc., Rockwell Automation Inc., Starwood Hotels & Resorts Worldwide, Inc.,

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Marriott International, Inc., Paccar, Inc., Carnival Corp., Eaton Corp., Emerson
Electric Co. and Staples, Inc. Hindering Portfolio performance during the second half of the year, as well as in the first half, was our exposure to the information technology (IT) sector. Stock price declines in Intel Corp., Cisco Systems, Inc. and EMC Corp. were the most significant negative contributors in the IT sector. In contrast, the Portfolio's IT investments made the most important positive contribution to investment returns in fiscal year 2003.

We significantly reduced our exposure to the Portfolio's major IT holdings as the stock prices moved upward in the fourth quarter of 2004. However, we remained slightly overweight in the IT sector at year-end 2004 in anticipation of relatively good earnings reports from the major technology companies in January 2005. At period-end, the Portfolio's two major IT holdings were Intel Corp. and Microsoft Corp.

In the health care sector, we continued to avoid investments in the major U.S. pharmaceutical companies, an area we have steered away from for fundamental reasons since the second quarter of 2001. This strategy proved beneficial. Nevertheless, Portfolio performance was hurt in the second half of 2004 by the stock price decline of other health care names, including Boston Scientific Corp., Gilead Sciences, Inc., Alcon, Inc., Medtronic, Inc. and Forest Laboratories, Inc. We continue to hold these investments because we believe the long-run investment fundamentals are excellent and the companies provide value-added products and services.

The Portfolio had no exposure to insurance brokers and the major property and casualty insurance companies during all of 2004. This fact contributed positively to the Portfolio's relative results over the past six months as New York Attorney General Eliot Spitzer disclosed his findings of unfair and illegal business practices in the insurance industry.

The Portfolio's largest positions at year-end 2004 were General Electric Co., Microsoft, 3M Co., Schlumberger Ltd. and Intel Corp. The Portfolio was overweight relative to the S&P 500 Barra Growth Index in the energy, industrials, materials, consumer discretionary and IT sectors. We anticipate a slower rate of real growth for the U.S. economy in 2005. However, capital spending is expected to be relatively strong, supporting revenue and earnings growth in these sectors. Also, assuming China continues to enjoy a real rate of economic growth above that of most other developed and developing economies, we might expect continued upward pressure on the prices of energy products and basic materials. This is because China's expansion will continue to increase the demand for commodities and materials, thereby supporting our investment thesis regarding the energy, industrials and materials sectors.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2004, Global Allocation Strategy Portfolio had a total return of +14.69%. Fund results were generally competitive with the +16.06% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. The Portfolio outpaced the +11.58% return of its Reference Portfolio for the 12-month period. Since the Portfolio invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Portfolio's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2004, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +10.88%; the FTSE World Index (ex-U.S.) returned +21.75%; the Merrill Lynch Treasury GA05 Index returned +2.40%; and the Citigroup (Non-U.S. Dollar) World Government Bond Index returned +12.14%.

The Portfolio outperformed its comparable Lipper category of Global Core Funds, which posted an average return of +9.02% for the 12-month period ended December 31, 2004. (Funds in this Lipper category invest at least 75% of their equity assets in companies inside and outside the United States. Core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value comparable to the S&P/Citigroup World Broad Market Index.)

The Portfolio's results were achieved in an environment that saw global equity markets rise, aided by evidence of improving economic and earnings news in the United States during the first quarter of the year. During this time, the U.S. dollar continued to weaken and U.S. bond yields declined as inflation remained low and investors awaited evidence of meaningful employment growth. The subsequent nine months saw increasing volatility in equity, bond and currency markets, with a general reversal of many of the earlier trends. These changes reflected investor reaction to many factors, including higher oil prices, uncertainty

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surrounding the November U.S. presidential election, geopolitical worries and the outlook for the Federal Reserve Board to raise short-term interest rates as employment data improved. U.S. dollar returns from international markets were often buoyed by the additional impact of the weakening U.S. dollar. During this same period, the U.S. bond market proved volatile, with the 10-year bond yield ranging between 3.7% and 4.9%, before closing at 4.2% on December 31, 2004. Toward the latter part of the 12-month period, global equity markets, most markedly those outside the United States, enjoyed renewed rallies. Coupled with declining oil prices and continued weakening of the U.S. dollar, these rallies propelled markets above the peak levels reached in 2004.

The Portfolio's performance during the year reflected an asset allocation strategy that included a relatively modest overweight position in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the 12-month period, the Portfolio benefited from the overall broad-based appreciation in global equity markets, notably in the United States and Asia, as well as overweight positions in both the energy and materials sectors as the price of oil increased sharply and growth in Asia, notably in China, fueled an increase in demand for raw materials. During the Portfolio's fiscal year, effective stock selection in the consumer staples, industrials, and telecommunications services sectors contributed to its outperformance of the Reference Portfolio, as did the Portfolio's overweight position in international equities.

The makeup of the fixed income portion of the portfolio also aided performance. Although we were underweight in fixed income as a whole, the Portfolio continued to benefit from the positioning of its fixed income component. This included significant exposure to high yield securities, including U.S. corporate bonds and convertibles; emerging market debt; and Australian, Canadian and Swedish sovereign debt--all of which we favored over U.S. Treasury issues.

In terms of portfolio activity during the period, we continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included increasing the quality of the equity portion of the portfolio and taking profits in those stocks that outperformed, notably in the financials, information technology and energy sectors during the first half of the fiscal year, and in the materials, energy and industrials sectors in the second half.

We began the period with an equity weighting of 59% of net assets, slightly underweight relative to the Reference Portfolio's 60% allocation. As of December 31, 2004, the Portfolio's equity allocation stood at 56.9% of net assets, reflecting both a reduction in our U.S. equity exposure toward the latter part of the 12-month period (as corporate earnings growth rates started to slow and the sustainability of consumer spending became questionable) and a slight reduction in our allocation to European equity holdings as we took profits in securities that outperformed.

The Portfolio was significantly underweight in fixed income securities for the duration of the 12-month period. At the start of the year, approximately 21% of net assets was invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-denominated corporate bonds decreased due to profit-taking as markets appreciated, this was partially offset by an increase in the allocation to Japanese yen-denominated bonds and U.S. Treasury issues. (Please note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 3.6% of the Portfolio's net assets was invested in convertible securities as of December 31, 2004, compared to 4.4% at December 31, 2003. These securities are reported as a portion of the Portfolio's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the decrease in equity exposure, the Portfolio's cash holdings increased from 20% of net assets to 24.1% over the past 12 months. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. Currently, cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

Compared to its Reference Portfolio, the Portfolio ended the period slightly underweight in equities (56.9%), significantly underweight in fixed income securities (19%), and overweight in cash reserves (24.1%). The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

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Within the equity segment, the Portfolio ended the period underweight in U.S.
and European stocks and overweight in Asian stocks. In terms of sector allocations, the Portfolio was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, financials, health care, industrials, technology, consumer staples and utilities. At December 31, 2004, the Portfolio had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates.

As for currency exposure, we ended the period with an underweight in the euro, the Japanese yen and the U.S. dollar. We have small overweight positions in several Asian currencies.

At the close of the period, the Portfolio's equity allocation--although underweight relative to our Reference Portfolio--was still higher than during most of the Portfolio's history. For that reason, we expect the Portfolio may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

MERRILL LYNCH HIGH YIELD PORTFOLIO

For the 12-month period ended December 31, 2004, High Yield Portfolio had a total return of +12.11%, compared to the +11.95% return for the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. The Portfolio's performance outpaced the +9.89% average return of the Lipper High Current Yield Funds category for the same period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

Portfolio performance benefited from good security selection, which more than outweighed adverse sector allocation. In particular, our focus on secured airline paper (Enhanced Equipment Trust Certificates) proved beneficial, as these instruments held up well in the downdraft that befell the industry. Solid security selection in the transportation and wireless sectors also bolstered returns, as did our overweight positions in chemicals, steel and manufacturing, as all three sectors benefited from the expanding economy. An underweight position in U.S. cable also proved beneficial. On the downside, our overweight positions in airlines and packaging hindered performance. The airline industry was plagued by high fuel costs, intense price competition, overcapacity and bankrupt competitors. In packaging, sharply higher resin costs squeezed margins at many of the rigid plastic and film packaging producers. Finally, the Portfolio's average cash position of about 5.4% also hampered returns.

At the individual security level, the top contributor to performance for the year was a bond of Energy Corp. of America, a small, privately held exploration and production firm. The bond, a major Portfolio holding, was aided by lofty hydrocarbon prices and rallied from somewhat distressed levels. In contrast, a subordinated bond of Tekni-Plex, a plastic packaging manufacturer, fell following a poor earnings report. The company was hurt by the sharp rise in resin costs, but with the recent easing of oil prices, we believe margins will recover in the first half of 2005.

Many of the positive factors that provided a strong tailwind to the high yield market in 2003--rising equity and stable U.S. Treasury markets, healthy economic conditions and low default rates--continued into 2004. The one notable exception was the flow to high yield mutual funds, which was decidedly negative in 2004. However, the role of mutual funds has diminished in recent years, as new buyers in the form of pension funds, insurance companies and hedge funds have stepped in. As a result, heavy new-issue volume of approximately $143 billion was readily absorbed. This year's volume exceeded the previous peak of $141 billion in 1998. Importantly, the majority of proceeds from new issuance in 2004 were used for refinancing existing debt. An interesting development in 2004 was the amount of floating rate note issuance--a record $12 billion. Floaters offer protection from rising interest rates, a risk that concerned many market participants.

As was the case in 2003, risk-taking was rewarded in 2004, with the lowest tier of the credit spectrum (CCC-rated and defaulted securities) registering a total return of more than 19%. In contrast, the 10-year Treasury note returned just +4.65%. The spread of the CSFB High Yield Index over U.S. Treasury securities ended the year at 346 basis points (3.46%), down from 486 basis points at year-end 2003. The spread is now at its narrowest level since June 1997, and the Index's yield-to-worst of 6.99% at December 31, 2004, was the all-time low for a month-end.

The year started off strong, as healthy equity and U.S. Treasury markets provided a favorable backdrop for the high yield market. The picture changed in the second quarter, as a sharp sell-off in the Treasury market and heavy mutual fund outflows resulted in negative returns in April and May. However, each of the last seven months of the year registered a positive return, as high yield fund flows turned positive. The default rate also showed a fairly steady improvement during the period. As measured by Moody's Investors Service, the trailing 12-month global high yield default rate (on a percentage of issuers basis) ended the year at 2.16%, down from 5.25% for the 12 months ended December 2003. It is also worth noting that monthly returns in 2004 were generally less volatile than in prior years.

We were active in the new-issue market, where competition for new-issue allocations was fierce, despite the near-record volume of issuance. Larger purchases during the year included bonds issued by Solo Cup (a privately held producer of disposable food service products), Pliant Corp. (a privately held manufacturer of flexible film and packaging products), CSC Holdings (parent of a large cable system operator), and Wynn Las Vegas (developer of a casino and hotel in Las Vegas). In the secondary market, we established a new position in Vought Aircraft Industries (a privately held manufacturer of structural assemblies) at a discount to par. We also purchased an unsecured bond of Delta Airlines at a deep discount. The latter security has climbed sharply, reflecting significant wage concessions from the pilots' union as well as an easing of fuel costs.

On the sell side, we liquidated several positions for relative value reasons--specifically, Abitibi-Consolidated Inc., AmeriGas Partners, Bowater Inc., Citgo Petroleum Corp., and Silgan Holdings. We also pared our emerging markets exposure by selling our entire positions in three Brazilian corporates, all at material premiums to par.

Since the beginning of the year, the Portfolio's industry weightings shifted in several sectors. Most notably, the chemicals sector was trimmed from a heavy overweight to a market weight. The sector had an excellent run, so we made a number of sales in the fourth quarter, including the bonds of Nalco, Omnova Solutions and Rhodia. The other significant change was in services, where we increased our position from a market weight to overweight during the course of the year. We purchased several new issues in this sector, the largest being United Rentals (a leading equipment rental concern) and Allied Waste. We also modestly increased our weighting in manufacturing, as several attractively priced new issues were added to the Portfolio. These included Mueller Group (maker of forged, machined and cast products, including fire hydrants), Superior Essex (manufacturer of cable and wire products) and Trinity Industries (manufacturer of freight and tank railcars, tank barges and construction products).

At year-end, the Portfolio's heaviest overweights relative to the CSFB High Yield Index were in manufacturing, packaging and diversified media. Our overweight in manufacturing reflected our view that the industrial sector of the economy would show good growth throughout the year. We favored packaging for its stable end markets--food and beverage and household products. While plastic packaging credits have had to struggle with sharply higher resin costs, we believe catch-up price hikes to their customers, as well as stabilization of resin prices, should restore profit margins in the first half of 2005. Our diversified media play reflected the stability of this sector and the strong free cash flow characteristics of many of the credits, particularly the Yellow Pages publishers. We remain comfortable with these overweights and expect to maintain them in early 2005. Our most significant underweights at period-end were in utilities, health care and U.S. cable. We believe the independent power portion of the utilities sector remains plagued by overcapacity and poor spark spreads, while health care offers little in the way of relative value. The same can be said for U.S. cable. Finally, given our concerns about a backup in interest rates, we have effectively established a small short position in the U.S. Treasury market.

At December 31, 2004, the Portfolio's average credit-quality rating, as measured by Standard & Poor's, was B. This is comparable to the average rating of the Portfolio's benchmark. The Portfolio's cash position was approximately 3% at year-end. With spreads at record tight levels and much of the universe trading well over par, absolute returns for 2005 are likely to be modest. However, given the asset class's historically low correlation with Treasury issues, a continued economic expansion and a low default rate, we believe the high yield market should offer attractive returns relative to other fixed income alternatives in 2005.

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO

For the 12-month period ended December 31, 2004, Intermediate Government Bond Portfolio had a total return of +4.15%, in line with its benchmark, the Citigroup Government/Mortgage Index, which returned +4.13 for the same period.

In 2004, U.S. economic growth continued to exhibit modest strength as real gross domestic product (GDP) grew at an annualized rate of 3.9% over the first three quarters of the year, compared to 4.4% for all of 2003. Corporate spending and new job creation were the primary drivers of growth in 2004, as non-residential spending grew at a 9.8% pace over the first three quarters and non-farm payrolls expanded by an annualized 2.2 million over the first 11 months of the year.

Although broad measures of inflation generally remain tempered, core inflation did rise in 2004 as the core consumer price index (CPI) moved from a 40-year low of 1.1% in December 2003 to 2.2% in November 2004. Consequently, the Federal Reserve Board (the Fed), following its primary goal of seeking long-term price stability, began raising interest rates in the middle of the year. Ultimately, the Fed raised its federal funds target five times from a 46-year low of 1% to 2.25% by year-end.

Interest rates at the short end of the U.S. Treasury yield curve reacted accordingly as yields of three-month Treasury bills to two-year Treasury notes rose 125-150 basis points (1.25%-1.50%). Surprisingly, longer-term Treasury yields declined with the yield of the 10-year Treasury note falling from a high of 4.87% in June to 4.24% by year-end. We think several factors contributed to the decline in long-term yields. First, by raising the federal funds rate five times, the Fed established credibility with the investment community as an inflation fighter. Second, the budget outlook for the U.S. government is widely expected to improve in 2005, as the deficit is likely to fall in both absolute terms and as a percentage of GDP. Finally, demand for longer U.S. Treasury securities on the part of foreign institutional investors and central banks rose substantially in 2004.

Our investment strategy in 2004 focused on two general themes. First, we reduced the Portfolio's holdings of U.S. government agency debentures to 0% and significantly increased its holdings of structured mortgage-backed securities
(MBS). We concentrated our purchases in the commercial real estate sector, in particular Government National Mortgage Association (GNMA) project loans, where we were able to receive an incremental yield spread over agency debentures. In addition, we felt the GNMA project loan sector offered better opportunities for narrowing yield spreads, and thus, upside total return potential, all while significantly reducing the prepayment and extension risk that exists in the residential MBS market. Furthermore, we were able to avoid the yield spread volatility that occurred within the agency debenture market following the announcement of Fannie Mae's accounting irregularities and earnings restatement. At the close of the period, the Portfolio held 38% of its assets in GNMA project loans.

Second, in anticipation of the Fed raising interest rates, we reduced the Portfolio's duration exposure relative to its benchmark and, in particular, its duration exposure to the front end of the U.S. Treasury yield curve. Admittedly, this provided mixed results. While underweighting the Portfolio's yield curve exposure at the front end helped it avoid much of the negative impact of rising short-term interest rates, its overall duration underweight created a slight drag on total return performance as long-term interest rates moved decidedly lower from mid-year on. At the close of the year, the Portfolio's duration stood at 3.48 years compared to 3.91 years for the Citigroup Government/Mortgage Index.

Looking ahead, we intend to maintain our current sector allocations in the near-term, as we believe the investment environment is conducive to continued low interest rate volatility. Nonetheless, at some point, we believe a significantly flatter U.S. Treasury yield curve or some sort of fiscal impetus, such as a major Social Security and/or tax overhaul, could cause interest rate volatility to rise and an upward readjustment of yield spreads within the spread product sector. As this situation unfolds, we will likely begin to shift some of our spread product assets back to U.S. Treasury securities.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2004, Large Cap Core Strategy Portfolio had a total return of +17.15%, well ahead of the +11.40% return of the benchmark Russell 1000 Index.

The Portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. The Portfolio's outperformance during the year is attributed to stock selection in the health care (especially managed care), consumer discretionary (especially retail), industrials (especially transportation) and utilities sectors. At the individual stock level, the largest positive contributors to performance included Autodesk, Inc. (in the information technology sector), TXU Corp. (utilities), Sprint Corp. (PCS Group) (telecommunications services), Cummins, Inc. (industrials), Norfolk Southern Corp. (industrials), Pacificare Health Systems, Inc. (health care), American Eagle Outfitters (consumer discretionary) and Urban Outfitters, Inc. (consumer discretionary). The Portfolio's underweight position in information technology stock Intel Corp. also benefited relative results.

Partially offsetting these positive contributions were declines in several portfolio holdings, including Foundry Networks, Inc., Atmel Corp., Fairchild Semiconductor Corporation, Cypress Semiconductor Corporation and Amkor Technology, Inc., all in information technology (primarily semiconductors).

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the past year.

Although equity markets finished the year in positive territory, it was not without some suspense along the way. The stock market performed strongly in the early months of the year, carrying the momentum from year-end 2003 into 2004. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimulus, extraordinary corporate earnings results, strong money flows and attractive valuations. In the second and third quarters, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data. With the conclusion of the election in November, equities took a more definitive turn upward and the Standard & Poor's 500 (S&P 500) Index ended the year with a 12-month return of +10.88%.

The value style of investing significantly outpaced growth for the year. The S&P 500 Barra Growth Index recorded a one-year return of +6.13% as of December 31, 2004, while the S&P 500 Barra Value Index returned +15.70% for the same period. In addition, small cap stocks outpaced their large cap counterparts for the year, as reflected in the +18.33% return of the small cap Russell 2000 Index versus the +11.40% return of the large cap Russell 1000 Index. Also during the year, we witnessed a gradual transition from higher-beta to lower-beta stocks, pointing toward increased investor caution. Looking ahead, we believe good stock picking is going to be more a matter of evaluating underlying company fundamentals, with no clear winners in terms of sector, style or market cap size.

In terms of portfolio activity, we maintained a procyclical bias for the majority of the fiscal year, investing in those companies and sectors that we believed could benefit from a burgeoning U.S. economy. For the most part, portfolio activity involved fine-tuning our exposures based on our fundamental research, including the use of both qualitative and quantitative screens. Although we continue to believe the U.S. economy is on relatively solid footing, we moderated our cyclical focus to some extent as investors grew somewhat more cautious. This involved some shifting in sector allocations as well as an increased emphasis on larger-capitalization companies, which tend to perform better in the latter stages of an economic recovery.

From a sector perspective, we increased our exposure relative to the Russell 1000 Index in energy, materials and consumer staples. At the same time, we modestly reduced our overweight positions in information technology and consumer discretionary, reflecting the moderation of our procyclical theme.

In terms of individual stocks, we continued to search for companies with what we viewed as good earnings momentum and compelling valuations. The largest purchases during the year included Johnson & Johnson, The Home Depot, Inc., Prudential Financial, Inc., Pfizer, Inc., ChevronTexaco Corp., Hewlett-Packard Co., Lucent Technologies, Inc. and ConocoPhillips. Among the largest sales were Lehman Brothers Holdings, Inc., Citigroup Inc., QUALCOMM Inc., Sprint Corp. (PCS Group), Cisco Systems, Inc., Avaya, Inc. and Countrywide Credit Industries, Inc.

At year-end, we maintained our focus on cyclical stocks in anticipation of reasonably strong economic and earnings growth, at least in the near term. Accordingly, the Portfolio's largest overweights at December 31, 2004, were in the consumer discretionary, information technology, energy and materials sectors. The Portfolio's largest underweights were in telecommunications services, an industry faced with numerous fundamental challenges; consumer staples, traditionally a defensive sector; and financial services, an area that tends to underperform in a rising interest rate environment.

Some observers have come to question the vitality of economic growth in recent months, citing negligible inflation, slowing consumer spending and high oil prices. However, we continue to believe that the foundations of the economy are reasonably strong and corporate balance sheets are in good shape. Still, we expect 2005 to be a more challenging year for the stock market. With that in mind, we remain committed to our search for companies exhibiting good earnings momentum, earnings surprise and favorable valuation characteristics, and which we believe are positioned to deliver strong performance over the long term.

MERRILL LYNCH MONEY RESERVE PORTFOLIO

For the 12-month period ended December 31, 2004, Money Reserve Portfolio had a net annualized yield of 1.09%. For the six-month period ended December 31, 2004, Money Reserve Portfolio had a net annualized yield of 1.39%. As of December 31, 2004, the Portfolio had a seven-day yield of 1.87%. The average portfolio maturity was 54 days at December 31, 2004, compared to 61 days at June 30, 2004. During the past 12 months, the portfolio maintained an average life ranging from a low of 47 days to a high of 72 days.

In 2004, economic growth in the United States was quite healthy. A very accommodative monetary and fiscal policy at the beginning of the year helped to foster the expansion that now appears to be broad-based and self-sustaining. The year was also notable for an aggressive monetary policy set in place at the June Federal Open Market Committee (FOMC) meeting, which resulted in the Federal Reserve Board (the Fed) increasing the federal funds rate five times--a total of 125 basis points (1.25%)--to 2.25%. The change in policy was primarily prompted by three consecutive months of robust payroll data for March, April and May. The employment sector of the economy had lagged considerably in the recovery, but now showed clear signs that adequate job creation was underway. Increased inflation expectations resulting from higher food and energy prices were also a factor in tightening monetary policy. While the economy slowed somewhat approaching the end of the year, the Fed seemed apt to remain on track in continuing to raise short-term interest rates into 2005.

Entering the new year, the Fed remains quite upbeat on the overall economy. Minutes from the December 14, 2004 FOMC meeting released during the first week of January showed an increased confidence in the sustainability of the recovery, increased fears about the upside inflation risks, and increased worries that current monetary policy remains too accommodative. This basically translates into further tightening of monetary policy as the Fed seeks a more neutral level for interest rates.

In terms of portfolio activity, early in the year, we believed the Fed would leave short-term interest rates unchanged as long as the employment situation was weak and inflation remained low. With that in mind, we added some longer-dated callable U.S. agency securities to the portfolio in order to enhance yield. Yield spreads on callable agency securities relative to straight bullet issues were wide, as interest rate volatility remained at the higher end of the historical range. We continued to position the Portfolio in a barbelled manner through April.

We shifted our investment strategy toward a more conservative one after the May FOMC meeting, when it appeared the Fed was moving toward a more restrictive monetary policy. The balance of our investments from a risk/reward standpoint has been in the shorter sector of the yield curve. Our strategy was to place maturities around the upcoming FOMC meetings, as it seemed clear that the Fed would tighten at each one. Going forward, our focus remains on structuring the portfolio to take advantage of future interest rate hikes as quickly as possible.

The Portfolio's composition, as a percent of net assets, at the end of December and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                              12/31/04   6/30/04
--------------------------------------------------------------------------------
Certificates of Deposit--Yankee.............................     2.0%       1.9%
Commercial Paper............................................    44.9       50.5
Funding Agreements..........................................     9.4        8.6
Government Agency Notes.....................................      --       11.5
Medium-Term Notes...........................................    11.2        9.8
Repurchase Agreements.......................................     5.3        3.8
U.S. Government, Agency and Instrumentality
  Obligations--Discount.....................................      --        0.1
U.S. Government, Agency and Instrumentality Obligations--
  Non-Discount..............................................    27.1       13.7
Other Assets Less Liabilities...............................     0.1        0.1
                                                               -----      -----
TOTAL.......................................................   100.0%     100.0%
                                                               =====      =====
--------------------------------------------------------------------------------

IN CONCLUSION

We thank you for your continued investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers
January 26, 2005

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 2004
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL      STANDARDIZED
AS OF DECEMBER 31, 2004                                       RETURN      RETURN     30-DAY YIELD
-------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                           + 5.98%    + 8.64%          --
-------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                  + 4.34     + 4.48         3.13%
-------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         + 4.16     + 7.51           --
-------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                          +10.85     +14.69           --
-------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          + 9.30     +12.11         6.96
-------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        + 3.75     + 4.15         2.96
-------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                             +11.25     +17.15           --
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                 ONE        FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               12/31/04      12/31/04     12/31/04
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            + 8.64%        +0.35%       + 8.06%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   + 4.48         +7.33        + 7.36
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          + 7.51         -5.52        +12.08
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           +14.69         +3.43        + 8.24
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           +12.11         +5.37        + 6.62
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 4.15         +6.90        + 7.10
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                              +17.15         +0.47        +10.37
---------------------------------------------------------------------------------------------------

* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED CAPITAL STRATEGY PORTFOLIO

                                                                                                             MERRILL LYNCH U. S.
                                          BALANCED CAPITAL                              LEHMAN AGGREGATE       DOMESTIC MASTER
                                        STRATEGY PORTFOLIO+     S&P 500(R) INDEX++       BOND INDEX+++          BOND INDEX++++
                                        -------------------     ------------------      ----------------     -------------------
12/94                                          10000                  10000                  10000                  10000
12/95                                          11755                  13758                  11847                  11852
12/96                                          13438                  16917                  12278                  12277
12/97                                          16014                  22561                  13463                  13463
12/98                                          17747                  29008                  14632                  14657
12/99                                          21334                  35112                  14512                  14517
12/00                                          20285                  31915                  16199                  16219
12/01                                          18915                  28122                  17567                  17569
12/02                                          16476                  21907                  19369                  19398
12/03                                          19982                  28190                  20164                  20197
12/04                                          21710                  31258                  21038                  21074

+ Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Balanced Capital Strategy Portfolio invests in U.S. and foreign equity and fixed income securities.
++ This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged market-weighted index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. The Portfolio recently changed its fixed income benchmark from the Merrill Lynch Domestic Master Bond Index to the Lehman Brothers Aggregate Bond Index. Portfolio management believes that the new fixed income benchmark provides for a better comparison relative to the Portfolio's investment objectives.
++++ This unmanaged index is comprised of the entire universe of domestic investment grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.
S&P 500 is a registered trademark of the McGraw-Hill Companies.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

CORE BOND STRATEGY PORTFOLIO

                                                                                                    LEHMAN BROTHERS AGGREGATE
                                                               CORE BOND STRATEGY PORTFOLIO+               BOND INDEX++
                                                               -----------------------------        -------------------------
12/94                                                                     10000.00                           10000.00
12/95                                                                     12066.00                           11847.00
12/96                                                                     12400.00                           12278.00
12/97                                                                     13491.00                           13463.00
12/98                                                                     14631.00                           14632.00
12/99                                                                     14288.00                           14512.00
12/00                                                                     15655.00                           16199.00
12/01                                                                     16881.00                           17567.00
12/02                                                                     18560.00                           19369.00
12/03                                                                     19480.00                           20164.00
12/04                                                                     20353.00                           21038.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Core Bond Strategy Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.
++ This unmanaged market-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.
Past performance is not predictive of future results.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

                                                                FUNDAMENTAL GROWTH STRATEGY
                                                                         PORTFOLIO+                      S&P 500 INDEX++
                                                                ---------------------------              ---------------
12/94                                                                      10000                              10000
12/95                                                                      13535                              13758
12/96                                                                      16183                              16917
12/97                                                                      21646                              22561
12/98                                                                      29911                              29008
12/99                                                                      41572                              35112
12/00                                                                      38919                              31915
12/01                                                                      31597                              28122
12/02                                                                      22601                              21907
12/03                                                                      29105                              28190
12/04                                                                      31290                              31258

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Fundamental Growth Strategy Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

GLOBAL ALLOCATION STRATEGY PORTFOLIO

                                                    GLOBAL ALLOCATION
                                                   STRATEGY PORTFOLIO+       REFERENCE PORTFOLIO+++        FTSE WORLD INDEX++
                                                   -------------------       ----------------------        ------------------
12/94                                                   10000.00                    10000.00                    10000.00
12/95                                                   11044.00                    12301.00                    11961.00
12/96                                                   12566.00                    13636.00                    13541.00
12/97                                                   14039.00                    15399.00                    15625.00
12/98                                                   15371.00                    18460.00                    19225.00
12/99                                                   18655.00                    20909.00                    24223.00
12/00                                                   16897.00                    20002.00                    21540.00
12/01                                                   15473.00                    18444.00                    18063.00
12/02                                                   14233.00                    17379.00                    14619.00
12/03                                                   19291.00                    21416.00                    19577.00
12/04                                                   22077.00                    23895.00                    22720.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Global Allocation Strategy Portfolio invests in a portfolio of equity, debt and money market securities.
 ++ This unmanaged market capitalization-weighted Index is comprised of nearly
    2,000 equities from 24 countries in 12 regions, including the United States. +++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% of the FTSE World Index (Ex-U.S.) Equities, 24% of the Merrill Lynch Treasury Index GA05, and 16% of the Citigroup World Government Bond Index (Ex-U.S.).
Past performance is not predictive of future results.

HIGH YIELD PORTFOLIO

                                                                                                 CREDIT SUISSE FIRST BOSTON HIGH
                                                                   HIGH YIELD PORTFOLIO+                  YIELD INDEX++
                                                                   ---------------------         -------------------------------
12/94                                                                     10000.00                           10000.00
12/95                                                                     11712.00                           11738.00
12/96                                                                     13155.00                           13196.00
12/97                                                                     14567.00                           14862.00
12/98                                                                     13811.00                           14949.00
12/99                                                                     14619.00                           15439.00
12/00                                                                     13867.00                           14634.00
12/01                                                                     14103.00                           15484.00
12/02                                                                     13614.00                           15964.00
12/03                                                                     16936.00                           20424.00
12/04                                                                     18986.00                           22865.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.
++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Concluded)
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                INTERMEDIATE GOVERNMENT BOND      CITIGROUP GOVERNMENT/MORTGAGE
                                                                         PORTFOLIO+                          INDEX++
                                                                ----------------------------      -----------------------------
12/94                                                                     10000.00                           10000.00
12/95                                                                     11887.00                           11783.00
12/96                                                                     12197.00                           12217.00
12/97                                                                     13224.00                           13378.00
12/98                                                                     14407.00                           14549.00
12/99                                                                     14227.00                           14463.00
12/00                                                                     15882.00                           16247.00
12/01                                                                     16984.00                           17497.00
12/02                                                                     18649.00                           19281.00
12/03                                                                     19072.00                           19812.00
12/04                                                                     19863.00                           20631.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and treasury securities.
Past performance is not predictive of future results.

LARGE CAP CORE STRATEGY PORTFOLIO

                                                                  LARGE CAP CORE STRATEGY
                                                                         PORTFOLIO+                  RUSSELL 1000(R) INDEX++
                                                                  -----------------------            -----------------------
12/94                                                                     10000.00                           10000.00
12/95                                                                     12073.00                           13777.00
12/96                                                                     14069.00                           16869.00
12/97                                                                     17230.00                           22411.00
12/98                                                                     19911.00                           28467.00
12/99                                                                     26209.00                           34420.00
12/00                                                                     23623.00                           31739.00
12/01                                                                     21268.00                           27788.00
12/02                                                                     17282.00                           21771.00
12/03                                                                     22902.00                           28279.00
12/04                                                                     26829.00                           31504.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Large Cap Core Strategy Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
++ This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based index, which provides for a better comparison relative to the S&P 500 Index.
Russell 1000 is a registered trademark of the Frank Russell Company.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   EXPENSES PAID
                                                               BEGINNING      ENDING ACCOUNT     DURING THE PERIOD*   ANNUALIZED
                                                             ACCOUNT VALUE         VALUE          JULY 1, 2004 TO      EXPENSE
ACTUAL                                                       JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004      RATIO
--------------------------------------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                             $1,000           $1,059.80             $2.06             .40%
--------------------------------------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                    $1,000           $1,043.40             $2.36             .46%
--------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                           $1,000           $1,041.60             $2.10             .41%
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                            $1,000           $1,108.50             $2.49             .47%
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                            $1,000           $1,093.00             $2.58             .49%
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                          $1,000           $1,037.50             $2.04             .40%
--------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                               $1,000           $1,112.50             $2.18             .41%
--------------------------------------------------------------------------------------------------------------------------------
MONEY RESERVE PORTFOLIO                                         $1,000           $1,007.00             $2.03             .40%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                             $1,000           $1,023.13             $2.03             .40%
--------------------------------------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                    $1,000           $1,022.82             $2.34             .46%
--------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                           $1,000           $1,023.08             $2.08             .41%
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                            $1,000           $1,022.77             $2.39             .47%
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                            $1,000           $1,022.67             $2.49             .49%
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                          $1,000           $1,023.13             $2.03             .40%
--------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                               $1,000           $1,023.08             $2.08             .41%
--------------------------------------------------------------------------------------------------------------------------------
MONEY RESERVE PORTFOLIO                                         $1,000           $1,023.25             $2.05             .40%
--------------------------------------------------------------------------------------------------------------------------------

* Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 for Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio and Large Cap Core Strategy Portfolio and 185/366 for Money Reserve Portfolio (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                 SHARES
INDUSTRY@                         HELD                                  COMMON STOCKS                               VALUE
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.9%           300,000      Honeywell International, Inc. ..............................   $ 10,623,000
                                     50,000      Northrop Grumman Corp. .....................................      2,718,000
                                    225,000      Raytheon Co. ...............................................      8,736,750
                                    135,000      United Technologies Corp. ..................................     13,952,250
                                                                                                                ------------
                                                                                                                  36,030,000
-----------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.1%                     200,000      Anheuser-Busch Cos., Inc. ..................................     10,146,000
-----------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.2%             300,000      Masco Corp. ................................................     10,959,000
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.7%               175,000      Janus Capital Group, Inc. ..................................      2,941,750
                                    350,000      Mellon Financial Corp. .....................................     10,888,500
                                    200,000      Morgan Stanley..............................................     11,104,000
                                                                                                                ------------
                                                                                                                  24,934,250
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%                     200,000      EI Du Pont de Nemours & Co. ................................      9,810,000
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.3%              125,000      PNC Financial Services Group, Inc. .........................      7,180,000
                                    225,000      Wells Fargo & Co. ..........................................     13,983,750
                                                                                                                ------------
                                                                                                                  21,163,750
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      500,000      +CommScope, Inc. ...........................................      9,450,000
EQUIPMENT--1.0%
-----------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                         300,000      Hewlett-Packard Co. ........................................      6,291,000
PERIPHERALS--2.3%
                                    145,000      International Business Machines Corp. ......................     14,294,100
                                                                                                                ------------
                                                                                                                  20,585,100
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               270,000      Citigroup, Inc. ............................................     13,008,600
SERVICES--2.3%
                                    205,000      JPMorgan Chase & Co. .......................................      7,997,050
                                                                                                                ------------
                                                                                                                  21,005,650
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         275,000      Verizon Communications, Inc. ...............................     11,140,250
TELECOMMUNICATION
SERVICES--1.2%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &              100,000      +Agilent Technologies, Inc. ................................      2,410,000
INSTRUMENTS--0.3%
-----------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  150,000      GlobalSantaFe Corp. ........................................      4,966,500
SERVICES--1.7%
                                     75,000      Schlumberger Ltd. ..........................................      5,021,250
                                    100,000      +Weatherford International Ltd. ............................      5,130,000
                                                                                                                ------------
                                                                                                                  15,117,750
-----------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--3.2%                 125,000      General Mills, Inc. ........................................      6,213,750
                                     50,000      Nestle SA Registered Shares.................................     13,081,523
                                    150,000      Unilever NV(a)..............................................     10,006,500
                                                                                                                ------------
                                                                                                                  29,301,773
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             300,000      Baxter International, Inc. .................................     10,362,000
SUPPLIES--1.7%
                                    150,000      +Boston Scientific Corp. ...................................      5,332,500
                                                                                                                ------------
                                                                                                                  15,694,500
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             125,000      AmerisourceBergen Corp. ....................................      7,335,000
SERVICES--1.7%
                                    200,000      HCA, Inc. ..................................................      7,992,000
                                                                                                                ------------
                                                                                                                  15,327,000
-----------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               325,000      McDonald's Corp. ...........................................     10,419,500
LEISURE--1.1%
-----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.4%            200,000      Kimberly-Clark Corp. .......................................     13,162,000
-----------------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.2%                   300,000      +Accenture Ltd. Class A.....................................      8,100,000
                                     50,000      +Computer Sciences Corp. ...................................      2,818,500
                                                                                                                ------------
                                                                                                                  10,918,500
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          350,000      General Electric Co. .......................................     12,775,000
CONGLOMERATES--2.9%
                                    375,000      Tyco International Ltd. ....................................     13,402,500
                                                                                                                ------------
                                                                                                                  26,177,500
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                 SHARES
INDUSTRY@                         HELD                                  COMMON STOCKS                               VALUE
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE--4.2%                     280,000      ACE Ltd. ...................................................   $ 11,970,000
                                    175,000      American International Group, Inc. .........................     11,492,250
                                    275,000      Prudential Financial, Inc. .................................     15,114,000
                                                                                                                ------------
                                                                                                                  38,576,250
-----------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.4%                     300,000      Dover Corp. ................................................     12,582,000
-----------------------------------------------------------------------------------------------------------------------------
MEDIA--3.8%                         235,000      Clear Channel Communications, Inc. .........................      7,870,150
                                    150,000      +Comcast Corp. Special Class A..............................      4,926,000
                                    455,000      +Interpublic Group of Cos., Inc. ...........................      6,097,000
                                    300,000      Viacom, Inc. Class B........................................     10,917,000
                                    175,000      Walt Disney Co. ............................................      4,865,000
                                                                                                                ------------
                                                                                                                  34,675,150
-----------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.1%               205,000      Alcoa, Inc. ................................................      6,441,100
                                    250,000      United States Steel Corp. ..................................     12,812,500
                                                                                                                ------------
                                                                                                                  19,253,600
-----------------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.1%                     300,000      Devon Energy Corp. .........................................     11,676,000
                                    150,000      EnCana Corp. ...............................................      8,559,000
                                    175,000      Exxon Mobil Corp. ..........................................      8,970,500
                                    140,000      Murphy Oil Corp. ...........................................     11,263,000
                                     60,000      Total SA(a).................................................      6,590,400
                                                                                                                ------------
                                                                                                                  47,058,900
-----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                      300,000      International Paper Co. ....................................     12,600,000
PRODUCTS--2.5%
                                    150,000      Weyerhaeuser Co. ...........................................     10,083,000
                                                                                                                ------------
                                                                                                                  22,683,000
-----------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.4%             100,000      Avon Products, Inc. ........................................      3,870,000
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.8%               175,000      GlaxoSmithKline Plc(a)......................................      8,293,250
                                    305,000      Schering-Plough Corp. ......................................      6,368,400
                                    255,000      Wyeth.......................................................     10,860,450
                                                                                                                ------------
                                                                                                                  25,522,100
-----------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--2.0%                   150,000      Burlington Northern Santa Fe Corp. .........................      7,096,500
                                    275,000      CSX Corp. ..................................................     11,022,000
                                                                                                                ------------
                                                                                                                  18,118,500
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    375,000      +Applied Materials, Inc. ...................................      6,412,500
SEMICONDUCTOR
EQUIPMENT--2.0%

                                    300,000      Intel Corp. ................................................      7,017,000
                                    235,000      Intersil Corp. Class A......................................      3,933,900
                                    100,000      +Micron Technology, Inc. ...................................      1,235,000
                                                                                                                ------------
                                                                                                                  18,598,400
-----------------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.3%                      130,000      +Citrix Systems, Inc. ......................................      3,188,900
                                         65      Computer Associates International, Inc. ....................          2,019
                                    515,000      Microsoft Corp. ............................................     13,755,650
                                    375,000      +Siebel Systems, Inc. ......................................      3,937,500
                                                                                                                ------------
                                                                                                                  20,884,069
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.9%              350,000      Limited Brands..............................................      8,057,000
                                    300,000      +Office Depot, Inc. ........................................      5,208,000
                                    150,000      TJX Cos., Inc. .............................................      3,769,500
                                                                                                                ------------
                                                                                                                  17,034,500
-----------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  150,000      Fannie Mae..................................................     10,681,500
FINANCE--1.2%
-----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN COMMON STOCKS
                                                 (COST--$535,038,960)--66.0%                                     603,290,492
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                     PREFERRED SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
                                  FACE
INDUSTRY@                        AMOUNT                                 CAPITAL TRUSTS                              VALUE
-----------------------------------------------------------------------------------------------------------------------------
OIL & GAS--0.0%               US$   340,000      Pemex Project Funding Master Trust, 7.375% due 12/15/2014...   $    377,910
-----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN CAPITAL TRUSTS (COST--$358,149)--0.0%          377,910
-----------------------------------------------------------------------------------------------------------------------------
                                 SHARES
                                  HELD                                 PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.0%                   70      DG Funding Trust(e).........................................        749,000
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%              5,300      +Duquesne Light Co. ........................................        278,250
-----------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   20,800      +Fannie Mae.................................................      1,179,100
FINANCE--0.2%
-----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN PREFERRED STOCKS
                                                 (COST--$2,192,252)--0.3%                                          2,206,350
-----------------------------------------------------------------------------------------------------------------------------
                                  FACE
                                 AMOUNT                                TRUST PREFERRED
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%     US$ 1,680,000      RC Trust I, 7% due 5/15/2006................................      1,747,932
-----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN TRUST PREFERRED
                                                 (COST--$1,753,343)--0.2%                                          1,747,932
-----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN PREFERRED SECURITIES
                                                 (COST--$4,303,744)--0.5%                                          4,332,192
-----------------------------------------------------------------------------------------------------------------------------

                                                                       CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.1%           895,000      Goodrich Corp., 6.60% due 5/15/2009.........................        978,560
                                     10,000      Raytheon Co., 8.30% due 3/01/2010...........................         11,850
                                                                                                                ------------
                                                                                                                     990,410
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                      289,968      American Airlines, Inc. Series 2003-1, 3.857% due
                                                   1/09/2012.................................................        285,772
----------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%               695,000      Dana Corp., 5.85% due 1/15/2015(e)..........................        688,050
                                    340,000      WellPoint, Inc., 5% due 12/15/2014(e).......................        338,930
                                                                                                                ------------
                                                                                                                   1,026,980
----------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.1%
                                                 DaimlerChrysler NA Holding Corp:
                                    350,000        4.75% due 1/15/2008.......................................        357,473
                                    330,000        7.75% due 1/18/2011.......................................        380,526
                                    310,000      Hyundai Motor Manufacturing Alabama LLC, 5.30% due
                                                   12/19/2008(e).............................................        319,375
                                                                                                                ------------
                                                                                                                   1,057,374
----------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.1%                     670,000      Cia Brasileira de Bebidas, 8.75% due 9/15/2013..............        780,550
----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%               1,430,000      Abgenix, Inc., 3.50% due 3/15/2007 (Convertible)............      1,421,063
                                  1,410,000      Amgen, Inc., 4% due 11/18/2009(e)...........................      1,405,626
                                                                                                                ------------
                                                                                                                   2,826,689
----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%               535,000      The Bear Stearns Cos., Inc., 2.43% due 1/30/2009(c).........        536,222
                                    725,000      Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009...        741,826
                                                 Goldman Sachs Group, Inc:
                                  1,315,000        5.70% due 9/01/2012.......................................      1,393,925
                                    685,000        5.25% due 10/15/2013......................................        700,824
                                                 Lehman Brothers Holdings, Inc
                                     30,000        4% due 1/22/2008..........................................         30,207
                                    800,000        3.50% due 8/07/2008.......................................        790,526
                                    255,000      Mellon Funding Corp., 4.875% due 6/15/2007..................        262,648
                                                 Sigma Finance Corp(c):
                                  2,300,000        4.83% due 8/15/2011.......................................      2,300,000
                                  1,100,000        4.38% due 3/31/2014(e)....................................      1,106,838
                                                                                                                ------------
                                                                                                                   7,863,016
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.1%                     725,000      IMC Global, Inc., 10.875% due 8/01/2013.....................        906,250
                                    215,000      Yara International ASA, 5.25% due 12/15/2014(e).............        216,367
                                                                                                                ------------
                                                                                                                   1,122,617
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                                CORPORATE BONDS                             VALUE
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.7%        US$   300,000      Bank One Corp., 8% due 4/29/2027............................   $    381,536
                                  1,000,000      Bank of America Corp., 4.875% due 9/15/2012.................      1,021,257
                                    620,000      Barclays Bank Plc, 8.55%(e)(g)..............................        754,963
                                    435,000      Corp Andina de Fomento, 6.875% due 3/15/2012................        488,848
                                    105,000      FirstBank Puerto Rico, 7.625% due 12/20/2005................        107,260
                                     70,000      FleetBoston Financial Corp., 6.375% due 5/15/2008...........         75,563
                                    540,000      HSBC Bank USA NA, 5.875% due 11/01/2034.....................        546,803
                                    145,000      Hudson United Bancorp, 8.20% due 9/15/2006..................        154,853
                                    350,000      PNC Bank NA, 5.25% due 1/15/2017............................        353,068
                                    370,000      PNC Funding Corp., 6.125% due 2/15/2009.....................        395,881
                                    235,000      Popular North America, Inc., 3.875% due 10/01/2008..........        234,700
                                                 Wells Fargo & Co:
                                    475,000        5.125% due 2/15/2007......................................        491,373
                                    485,000        5% due 11/15/2014.........................................        490,528
                                    520,000      Westpac Banking Corp., 4.625% due 6/01/2018.................        488,979
                                                                                                                ------------
                                                                                                                   5,985,612
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                            Cendant Corp:
SUPPLIES--0.2%                      270,000        6.25% due 1/15/2008.......................................        288,149
                                    730,000        7.375% due 1/15/2013......................................        844,488
                                    285,000      International Lease Finance Corp., 2.95% due 5/23/2006......        282,395
                                                                                                                ------------
                                                                                                                   1,415,032
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      615,000      Harris Corp., 6.35% due 2/01/2028...........................        651,006
EQUIPMENT--0.1%
----------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%              400,000      Capital One Bank, 5.75% due 9/15/2010.......................        424,323
                                    305,000      MBNA Corp., 4.625% due 9/15/2008............................        309,774
                                                                                                                ------------
                                                                                                                     734,097
----------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%        200,000      Rock-Tenn Co., 5.625% due 3/15/2013.........................        202,666
                                                 Sealed Air Corp(e):
                                    430,000        5.375% due 4/15/2008......................................        446,775
                                    295,000        6.95% due 5/15/2009.......................................        322,561
                                                                                                                ------------
                                                                                                                     972,002
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               215,000      Brascan Corp., 5.75% due 3/01/2010..........................        227,482
SERVICES--2.6%
                                                 Citigroup, Inc.,
                                    990,000        5.625% due 8/27/2012......................................      1,054,291
                                    830,000        5.85% due 12/11/2034......................................        853,790
                                  1,005,000      Deutsche Telekom International Finance BV, 5.25% due
                                                   7/22/2013.................................................      1,033,750
                                                 Ford Motor Credit Co.:
                                  4,500,000        3.379% due 9/28/2007(c)...................................      4,467,402
                                    615,000        7.375% due 10/28/2009.....................................        663,381
                                    895,000        7.375% due 2/01/2011......................................        964,587
                                    885,000        7% due 10/01/2013.........................................        938,217
                                    510,000      Fund American Cos., Inc., 5.875% due 5/15/2013..............        519,056
                                  2,325,000      General Electric Capital Corp., 6% due 6/15/2012............      2,534,336
                                                 General Motors Acceptance Corp:
                                  5,000,000        3.68% due 9/23/2008(c)....................................      4,872,465
                                    415,000        7.25% due 3/02/2011.......................................        434,489
                                  1,300,000        7% due 2/01/2012..........................................      1,339,445
                                    505,000        6.875% due 8/28/2012......................................        515,595
                                  1,575,000      HSBC Finance Corp., 6.50% due 11/15/2008....................      1,712,934
                                    660,000      JPMorgan Chase & Co., 5.75% due 1/02/2013...................        699,382
                                                 OMX Timber Finance Investments LLC(e)
                                    340,000        Series 1, 5.42% due 1/29/2020.............................        338,025
                                    340,000        Series 2, 5.54% due 1/29/2020.............................        338,382
                                    235,000      Principal Life Global Funding I, 3.625% due 4/30/2008(e)....        233,984
                                                                                                                ------------
                                                                                                                  23,740,993
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         315,000      BellSouth Corp., 6% due 11/15/2034..........................        319,193
TELECOMMUNICATION
SERVICES--0.7%
                                                 France Telecom SA,
                                  1,860,000        8.50% due 3/01/2011.......................................      2,218,800
                                    260,000        9.25% due 3/01/2031.......................................        352,454
                                    250,000      GTE Corp., 6.84% due 4/15/2018..............................        276,583
                                    340,000      Royal KPN NV, 8% due 10/01/2010.............................        401,315

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                                CORPORATE BONDS                             VALUE
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION
SERVICES (CONCLUDED)
                              US$   185,000      SBC Communications, Inc., 6.15% due 9/15/2034...............   $    190,528
                                    560,000      Sprint Capital Corp., 8.75% due 3/15/2032...................        746,093
                                    515,000      TELUS Corp., 7.50% due 6/01/2007............................        559,547
                                    765,000      Verizon Global Funding Corp., 7.375% due 9/01/2012..........        900,241
                                                                                                                ------------
                                                                                                                   5,964,754
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%          1,090,000      AEP Texas Central Co. Series D, 5.50% due 2/15/2013.........      1,132,023
                                    650,000      Cincinnati Gas & Electric, 5.70% due 9/15/2012..............        688,630
                                                 Dominion Resources, Inc./VA Series B:
                                    280,000        7.625% due 7/15/2005......................................        286,648
                                    350,000        2.59% due 5/15/2006(c)....................................        350,737
                                    530,000      Entergy Louisiana, Inc., 5.09% due 11/01/2014...............        528,729
                                    135,000      Exelon Corp., 6.75% due 5/01/2011...........................        151,014
                                    610,000      Exelon Generation Co. LLC, 5.35% due 1/15/2014..............        625,483
                                    825,000      FPL Group Capital, Inc., 2.85% due 3/30/2005(c).............        825,580
                                  1,700,000      PPL Capital Funding, 3.36% due 5/18/2006(c).................      1,701,549
                                    330,000      PSEG Power LLC, 6.95% due 6/01/2012.........................        371,857
                                    600,000      Pepco Holdings, Inc., 4% due 5/15/2010......................        589,325
                                    405,000      Public Service Co. of New Mexico, 4.40% due 9/15/2008.......        408,386
                                    485,000      SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15% due
                                                   11/15/2013(e).............................................        523,886
                                                 Southern California Edison Co.:
                                     95,000        2.353% due 1/13/2006(c)...................................         95,328
                                    555,000        8% due 2/15/2007..........................................        604,384
                                                 Westar Energy, Inc.:
                                    466,000        9.75% due 5/01/2007.......................................        521,551
                                    320,000        6% due 7/01/2014..........................................        344,017
                                                                                                                ------------
                                                                                                                   9,749,127
----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            1,410,000      Celestica Inc., 3.69% due 8/01/2020 (Convertible)(h)........        779,025
INSTRUMENTS--0.1%
                                    375,000      Jabil Circuit, Inc., 5.875% due 7/15/2010...................        394,733
                                                                                                                ------------
                                                                                                                   1,173,758
----------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.1%                 605,000      Cadbury Schweppes US Finance LLC, 3.875% due 10/01/2008(e)..        602,880
----------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            E   1,362,000      Bundesobligation Series 143, 3.50% due 10/10/2008...........      1,892,704
OBLIGATIONS--0.4%
                              US$   220,000      Chile Government International Bond, 5.50% due 1/15/2013....        231,154
                                                 Mexico Government International Bond:
                                    650,000        9.875% due 2/01/2010......................................        798,850
                                    265,000        6.375% due 1/16/2013......................................        282,225
                                    265,000        5.875% due 1/15/2014......................................        271,493
                                                                                                                ------------
                                                                                                                   3,476,426
----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.0%                 450,000      Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007...        440,628
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             665,000      Boston Scientific Corp., 4.25% due 1/12/2011................        660,320
SUPPLIES--0.1%
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             382,000      Manor Care, Inc., 7.50% due 6/15/2006.......................        402,589
SERVICES--0.0%
----------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               785,000      MGM Mirage, 6% due 10/01/2009...............................        804,625
LEISURE--0.1%
----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.1%            625,000      DR Horton, Inc., 5% due 1/15/2009...........................        629,687
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                           30,000      General Electric Co., 5% due 2/01/2013......................         30,779
CONGLOMERATES--0.2%
                                    330,000      Hutchison Whampoa International 01/11 Ltd., 7% due
                                                   2/16/2011(e)..............................................        368,662
                                  1,175,000      Tyco International Group SA, 6.75% due 2/15/2011............      1,316,926
                                                                                                                ------------
                                                                                                                   1,716,367
----------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%                     505,000      AON Corp., 6.70% due 1/15/2007..............................        527,732
                                    315,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013...........        323,986
                                    590,000      NLV Financial Corp., 7.50% due 8/15/2033(e).................        632,137
                                    225,000      North Front Pass-Through Trust, 5.81% due
                                                   12/15/2024(c)(e)..........................................        219,569
                                    160,000      Prudential Financial, Inc., 4.104% due 11/15/2006...........        161,752

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                                CORPORATE BONDS                             VALUE
----------------------------------------------------------------------------------------------------------------------------
INSURANCE (CONCLUDED)
                              US$   890,000      Prudential Holdings LLC, 8.695% due 12/18/2023(e)...........   $  1,130,166
                                    910,000      Security Benefit Life Insurance, 7.45% due 10/01/2033(e)....        951,662
                                                                                                                ------------
                                                                                                                   3,947,004
----------------------------------------------------------------------------------------------------------------------------
MEDIA--1.0%                          35,000      COX Communications, Inc., 7.125% due 10/01/2012.............         39,230
                                                 Clear Channel Communications, Inc.:
                                    650,000        5.75% due 1/15/2013.......................................        671,614
                                    360,000        5.50% due 9/15/2014.......................................        361,391
                                    600,000      Comcast Cable Communications, 6.375% due 1/30/2006..........        619,765
                                    953,000      Comcast Cable Communications Holdings, Inc., 8.375% due
                                                   3/15/2013.................................................      1,175,140
                                    505,000      Comcast Corp., 5.85% due 1/15/2010..........................        541,343
                                    665,000      Echostar DBS Corp., 5.75% due 10/01/2008....................        673,312
                                    910,000      Historic TW, Inc., 9.125% due 1/15/2013.....................      1,169,840
                                    280,000      Media General, Inc., 6.95% due 9/01/2006....................        292,328
                                                 News America, Inc.:
                                    150,000        7.30% due 4/30/2028.......................................        171,877
                                    830,000        6.75% due 1/09/2038.......................................        933,348
                                    400,000      Tele-Communications-TCI Group, 9.80% due 2/01/2012..........        515,597
                                  1,835,000      Time Warner, Inc., 6.875% due 5/01/2012.....................      2,089,801
                                                                                                                ------------
                                                                                                                   9,254,586
----------------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.1%               945,000      Textron Financial Corp., 2.75% due 6/01/2006................        933,649
----------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                   850,000      Pacific Gas & Electric Co., 6.05% due 3/01/2034.............        882,824
UNREGULATED
POWER--0.2%                         330,000      Sempra Energy, 4.75% due 5/15/2009..........................        336,397
                                    375,000      Southern Power Co. Series B, 6.25% due 7/15/2012............        409,825
                                    465,000      Vectren Utility Holdings, Inc., 5.25% due 8/01/2013.........        468,919
                                                                                                                ------------
                                                                                                                   2,097,965
----------------------------------------------------------------------------------------------------------------------------
OIL & GAS--1.2%                     315,000      Amerada Hess Corp., 7.125% due 3/15/2033....................        346,362
                                    202,000      Anadarko Finance Co. Series B, 6.75% due 5/01/2011..........        227,496
                                    295,000      Colonial Pipeline Co., 7.63% due 4/15/2032(e)...............        379,985
                                    320,000      Consolidated Natural Gas Co., 5% due 12/01/2014.............        320,307
                                  1,325,000      Enterprise Products Operating LP, 5.60% due 10/15/2014(e)...      1,336,753
                                    680,000      Gazprom International SA, 7.201% due 2/01/2020(e)...........        719,100
                                    464,000      Kern River Funding Corp., 4.893% due 4/30/2018(e)...........        472,375
                                    540,000      Kinder Morgan Energy Partners LP, 5.125% due 11/15/2014.....        538,926
                                    215,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(e)..............        221,415
                                    710,000      Occidental Petroleum Corp., 6.75% due 1/15/2012.............        805,971
                                                 Pemex Project Funding Master Trust(c)(e)
                                    530,000        3.54% due 1/07/2005.......................................        530,000
                                  1,750,000        3.79% due 6/15/2010.......................................      1,795,500
                                  1,010,000      Tengizchevroil Finance Co. SARL, 6.124% due 11/15/2014(e)...      1,012,525
                                    800,000      Texas Gas Transmission Corp., 4.60% due 6/01/2015...........        763,626
                                    765,000      Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037.......        877,830
                                    620,000      XTO Energy, Inc., 7.50% due 4/15/2012.......................        725,528
                                                                                                                ------------
                                                                                                                  11,073,699
----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                       65,000      Abitibi-Consolidated, Inc., 8.55% due 8/01/2010.............         70,444
PRODUCTS--0.2%
                                    560,000      Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010.....        667,050
                                    510,000      Champion International Corp., 6.65% due 12/15/2037..........        578,577
                                    290,000      Inversiones CMPC SA, 4.875% due 6/18/2013(e)................        283,282
                                    300,000      Sappi Papier Holding AG, 6.75% due 6/15/2012(e).............        333,333
                                                                                                                ------------
                                                                                                                   1,932,686
----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%                10,000      Eli Lilly & Co., 7.125% due 6/01/2025.......................         12,086
                                    920,000      Wyeth, 5.50% due 3/15/2013..................................        956,177
                                                                                                                ------------
                                                                                                                     968,263
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.4%                   195,000      Colonial Realty LP, 4.80% due 4/01/2011.....................        191,727
                                    170,000      Developers Diversified Realty Corp., 6.625% due 1/15/2008...        181,152
                                    395,000      HRPT Properties Trust, 5.75% due 2/15/2014..................        405,676
                                    285,000      Health Care REIT, Inc., 6% due 11/15/2013...................        294,966
                                    415,000      Highwoods Properties, Inc., 7% due 12/01/2006...............        434,337

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                                CORPORATE BONDS                             VALUE
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE                   US$ 1,010,000      iStar Financial, Inc. Series B, 5.125% due 4/01/2011........   $  1,020,773
(CONCLUDED)
                                    990,000      Westfield Capital Corp. Ltd./WT Finance Aust Pty Ltd./WEA
                                                   Finance LLC, 5.125% due 11/15/2014(e).....................        985,243
                                                                                                                ------------
                                                                                                                   3,513,874
----------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.0%                   140,000      Norfolk Southern Corp., 7.25% due 2/15/2031.................        167,954
                                                 Union Pacific Corp.:
                                    230,000        7.25% due 11/01/2008......................................        256,579
                                    230,000        5.375% due 5/01/2014......................................        238,253
                                                                                                                ------------
                                                                                                                     662,786
----------------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.1%                      760,000      Computer Associates International, Inc., 5.625% due
                                                   12/01/2014(e).............................................        768,258
----------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  455,000      Countrywide Home Loans, Inc., 5.625% due 7/15/2009..........        481,991
FINANCE--0.2%
                                    790,000      Sovereign Bank, 5.125% due 3/15/2013........................        790,882
                                    475,000      Washington Mutual, Inc., 4.20% due 1/15/2010................        472,891
                                                                                                                ------------
                                                                                                                   1,745,764
----------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION          110,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031...........        148,314
SERVICES--0.0%
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN CORPORATE BONDS
                                                 (COST--$109,676,921)--12.3%                                     112,120,159
----------------------------------------------------------------------------------------------------------------------------
                                                            COLLATERALIZED MORTGAGE OBLIGATIONS++
----------------------------------------------------------------------------------------------------------------------------
                                  2,050,000      Argent Securities, Inc. Series 2004-W11 Class A3, 2.78% due
                                                   11/25/2034(c).............................................      2,050,036
                                  1,860,000      Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4
                                                   Class A4, 3.516% due 6/25/2034(c).........................      1,807,247
                                  1,135,095      CIT Group Home Equity Loan Trust Series 2003-1 Class A2,
                                                   2.35% due 4/20/2027.......................................      1,132,240
                                                 Countrywide Asset-Backed Certificates Series 2004-13(c)
                                    750,000        Class AF4, 4.583% due 12/25/2034..........................        749,925
                                    750,000        Class MF1, 5.071% due 12/25/2034..........................        749,925
                                                 Fannie Mae Guaranteed Pass-Through Certificates:
                                  1,328,000        4.50% due 1/15/2035.......................................      1,283,180
                                  1,325,829        5% due 12/01/2019-1/15/2020...............................      1,347,574
                                  3,000,000        5% due 1/15/2035..........................................      2,975,625
                                  6,041,000        5.50% due 1/15/2035.......................................      6,131,615
                                  1,200,000        6% due 1/15/2035..........................................      1,240,500
                                  3,015,330        6.50% due 12/01/2031-7/01/2034............................      3,164,470
                                  2,220,000        7.125% due 1/15/2030......................................      2,792,465
                                  1,192,015        7.50% due 9/01/2029-12/01/2031............................      1,277,433
                                    598,402      Fannie Mae Trust Series 2003-W19 Class 1A1, 2.01% due
                                                   11/25/2033................................................        597,022
                                                 Freddie Mac Mortgage Participation Certificates:
                                  4,349,620        5% due 5/01/2019-6/01/2019................................      4,419,343
                                  3,693,330        5% due 1/15/2035..........................................      3,666,782
                                  2,507,653        5.50% due 12/01/2017-1/01/2018............................      2,593,243
                                  7,824,300        5.50% due 9/01/2034-1/15/2035.............................      7,947,439
                                    434,663        6% due 12/01/2017.........................................        455,293
                                  6,702,174        6% due 1/01/2034-5/01/2034................................      6,926,819
                                  1,020,352        6.50% due 8/01/2016-8/01/2017.............................      1,080,491
                                  3,034,226        7% due 7/01/2031-7/01/2032................................      3,216,042
                                                 First Franklin Mtg. Loan Asset-Backed Certificates(c):
                                  1,192,429        Series 2003-FF5 Class A2, 2.82% due 3/25/2034.............      1,187,426
                                  6,400,000        Series 2004-FF10 Class A2, 2.818% due 11/25/2034..........      6,400,111
                                  5,500,000      GMAC Commercial Mortgage Securities, Inc. Series 2004-C3
                                                   Class AAB, 4.702% due 12/10/2041(c).......................      5,517,065
                                    675,729      Ginnie Mae MBS Certificates: 7.50% due
                                                   6/15/2005-12/15/2026......................................        726,129
                                  1,500,000      Ginnie Mae Trust Series 2004-6 Class C, 4.66% due
                                                   7/16/2033.................................................      1,509,860
                                  1,350,000      Greenwich Capital Commercial Funding Corp. Series 2004-GG1
                                                   Class A4, 4.755% due 6/10/2036............................      1,380,035
                                  3,000,000      MBNA Credit Card Master Note Trust Series 2001-C3 Class C3,
                                                   6.55% due 12/15/2008......................................      3,130,309

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                     COLLATERALIZED MORTGAGE OBLIGATIONS++                  VALUE
----------------------------------------------------------------------------------------------------------------------------
                              US$ 1,726,663      Master Asset Securitization Trust Series 2003-10 Class 3A1,
                                                   5.50% due 11/25/2033......................................   $  1,742,765
                                  2,000,989      Morgan Stanley ABS Capital Series 2004-WMC1 Class A3, 2.67%
                                                   due 6/25/2034(c)..........................................      2,001,257
                                    862,551      Nationslink Funding Corp Series 1999-2 Class A3, 7.181% due
                                                   6/20/2031.................................................        899,890
                                  4,243,896      New Century Home Equity Loan Trust Series 2004-3 Class A3,
                                                   2.81% due 11/25/2034(c)...................................      4,242,929
                                    550,000      Structured Asset Investment Loan Trust 2004-8 Class M4,
                                                   3.418% due 9/25/2034(c)...................................        551,554
                                  6,400,000      Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                   2.758% due 2/25/2032(c)...................................      6,400,112
                                    350,000      Whole Auto Loan Trust 2004-1 Class D, 5.60% due 3/15/2011...        355,664
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                 (COST--$93,408,622)--10.2%                                       93,649,815
----------------------------------------------------------------------------------------------------------------------------
                                                                 U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
                                                 U.S. Treasury Bonds:
                                  1,270,000        7.50% due 11/15/2016......................................      1,622,971
                                    780,000        8.125% due 8/15/2019......................................      1,064,639
                                  2,710,000        7.25% due 8/15/2022.......................................      3,492,618
                                    560,000        6.25% due 8/15/2023.......................................        655,615
                                    560,000        6.625% due 2/15/2027......................................        690,265
                                                 United States Treasury Inflation Indexed Bonds:
                                  1,524,617        3.875% due 1/15/2009......................................      1,708,822
                                  1,324,705        3.50% due 1/15/2011.......................................      1,504,540
                                                 U.S. Treasury Notes:
                                  7,060,000        7% due 7/15/2006(f).......................................      7,485,252
                                    780,000        6.50% due 2/15/2010.......................................        883,075
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT OBLIGATIONS (COST--$18,591,944)--2.1%      19,107,797
----------------------------------------------------------------------------------------------------------------------------
STATE                                                                  MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------------------------
TEXAS--0.0%                         235,000      Harris County, Texas, Industrial Development Corporation,
                                                   Solid Waste Disposal Revenue Bonds (Deer Park Refining
                                                   LP), 5.683% due 3/01/2023(c)..............................        237,960
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN MUNICIPAL BONDS
                                                 (COST--$235,000)--0.0%                                              237,960
----------------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                INTEREST                            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
                              US$101,116,127     Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                   I(b)......................................................    101,116,127
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                 (COST--$101,116,127)--11.1%                                     101,116,127
----------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                  CONTRACTS                           OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%              2+++   London InterBank Offered Rate (LIBOR) Linked Floor, expiring
                                                   April 2005 at 1.5%, Broker JP Morgan Chase Bank...........            240
----------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.0%              27+++   Swaption, expiring October 2005 at 5.34%, Broker JP Morgan
                                                   Chase Bank(d).............................................        375,770
                              ----------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN OPTIONS PURCHASED
                                                 (PREMIUMS PAID--$507,300)--0.0%                                     376,010
                              ----------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$862,878,618)--102.2%                  934,230,552
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                NUMBER OF
                                CONTRACTS                              OPTIONS WRITTEN                             VALUE
----------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--(0.1%)              24+++   Swaption, expiring October 2005 at 4.84%, Broker JPMorgan
                                                   Chase Bank(d).............................................   $   (712,363)
                              ----------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN OPTIONS WRITTEN
                                                 (PREMIUMS RECEIVED--$810,429)--(0.1%)                              (712,363)
                              ----------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                 (COST--$862,068,189*)--102.1%...............................    933,518,189
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(2.1%)...............    (19,588,402)
                                                                                                                ------------
                                                 NET ASSETS--100.0%..........................................   $913,929,787
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

Aggregate cost, net of options written......................   $869,177,768
                                                               ============
Gross unrealized appreciation...............................   $102,413,262
Gross unrealized depreciation...............................    (38,072,841)
                                                               ------------
Net unrealized appreciation.................................   $ 64,340,421
                                                               ============

+   Non-income producing.

++ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+++ One contract represents a notional amount of $1,000,000.

 @ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Depositary Receipts.

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                   NET        INTEREST/DIVIDEND
AFFILIATE                                                        ACTIVITY          INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Series, LLC Cash Sweep Series I...............   $(49,050,034)     $1,624,834
Merrill Lynch Series, LLC Money Market Series...............   $(35,213,775)     $    9,051
Merrill Lynch Series, LLC Premier Institutional Fund........    (19,971,675)     $    3,930
-----------------------------------------------------------------------------------------------

(c)  Floating rate note.

(d) This European-style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) All or a portion of security held as collateral in connection with open financial futures contracts.
(g) This security is a perpetual bond and has no definite maturity date.
(h) Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

Financial futures contracts purchased as of December 31, 2004 were as follows:

------------------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION     FACE      UNREALIZED APPRECIATION/
CONTRACTS             ISSUE                 DATE       VALUE            DEPRECIATION
------------------------------------------------------------------------------------------
   13      Two-Year U.S. Treasury Note   March 2005  $2,719,474           $ 5,245
    8      Five-Year U.S. Treasury Note  March 2005  $  871,154             5,095
   19      Ten-Year U.S. Treasury Note   March 2005  $2,132,126            (5,313)
------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET.............................           $ 5,027
                                                                          =======
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

Swaps contracts outstanding as of December 31, 2004 were as follows:

----------------------------------------------------------------------------------------------------
                                                               NOTIONAL     UNREALIZED APPRECIATION/
                                                                AMOUNT            DEPRECIATION
----------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .105%
Broker, UBS Warburg
Expires January 2005                                          $10,000,000           $     --
Receive (pay) a variable return based on the change in the
Lehman Brothers U.S. Treasury Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires March 2005                                            $12,300,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .105%
Broker, UBS Warburg
Expires February 2005                                         $10,400,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires February 2005                                         $ 9,100,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires February 2005                                         $ 2,850,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires March 2005                                            $ 8,900,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .12%
Broker, UBS Warburg
Expires April 2005                                            $ 2,600,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .10%
Broker, UBS Warburg
Expires June 2005                                             $10,700,000                 --
Receive (pay) a variable return based on the change in the
Lehman Brothers U.S. Treasury Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
Expires November 2005                                         $15,100,000                 --
Bought credit default protection on Aon Corp. Inc and pay
..37%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007                                          $   560,000              1,663
Receive a floating rate based on 3-month USD LIBOR, and pay
a fixed rate of 2.8025%
Broker, JPMorgan Chase Bank
Expires January 2007                                          $   560,000              6,916
Pay 3.875% on Treasury Inflation Protected Securities (TIPS)
adjusted principal and receive a fixed rate of 3.401%
Broker, JPMorgan Chase Bank
Expires January 2009                                          $ 1,694,000            (37,389)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION/
                                                                AMOUNT            DEPRECIATION
----------------------------------------------------------------------------------------------------
Sold credit default protection on Raytheon Co. and receive
..73%
Broker, JPMorgan Chase Bank
Expires March 2009                                            $   325,000           $ (5,024)
Bought credit default protection on Boeing Capital Corp. and pay .48%
Broker, JPMorgan Chase Bank
Expires March 2009                                            $   325,000             (4,254)
Sold credit default protection on JC Penney Company and
receive 1.27%
Broker, JPMorgan Chase Bank
Expires September 2009                                        $   670,000             13,654
Bought credit default protection on The May Department
Stores Co. and pay .68%
Broker, JPMorgan Chase Bank
Expires September 2009                                        $   670,000             (5,333)
Sold credit default protection on Nextel Communications Inc.
and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009                                        $   670,000             33,988
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, JPMorgan Chase Bank
Expires September 2009                                        $ 1,365,000              9,693
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, JPMorgan Chase Bank
Expires September 2009                                        $ 2,000,000             18,492
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, UBS Warburg
Expires September 2009                                        $ 2,000,000             18,724
Sold credit default protection on Dow Jones CDX North
America Investment Grade Series 2 Index and receive 1.15%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2009                                        $ 1,650,000             23,192
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 2 and
receive .60%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2009                                        $ 2,725,000             14,260
Bought credit default protection on Hewlett-Packard Co. and
pay .31%
Broker, Lehman Brothers Special Finance
Expires December 2009                                         $   700,000              4,456
Bought credit default protection on Petroleos Mexicanos SA
and pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009                                         $ 1,420,000              8,760
Sold credit default protection on Computer Associates
International Inc. and receive .83%
Broker, Lehman Brothers Special Finance
Expires December 2009                                         $   700,000              8,144

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION/
                                                                AMOUNT            DEPRECIATION
----------------------------------------------------------------------------------------------------
Sold credit default protection on Mexico Government
International Bond and receive .92%
Broker, Lehman Brothers Special Finance
Expires December 2009                                         $ 1,420,000           $  8,186
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index and receive
1.05%
Broker, HSBC Bank USA
Expires March 2010                                            $ 2,090,000             10,901
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 3 and receive .50%
Broker, Morgan Stanley Capital Services, Inc.
Expires March 2010                                            $ 3,485,000             10,573
Receive a floating rate based on 3-month USD LIBOR, plus
..40%, which is capped at a fixed coupon of 7% and pay a
floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires August 2010                                           $ 6,800,000              3,244
Receive a floating rate based on 3-month USD LIBOR, plus
..50%, which is capped at a fixed coupon of 6% until
11/18/2007 and 6.5% through expiration and pay a floating
rate based on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires November 2010                                         $14,500,000              1,345
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                          $ 1,450,000            (46,794)
Sold credit default protection on Dana Corporation and
receive 1.55%
Broker, UBS Warburg
Expires September 2011                                        $   345,000              4,974
Sold credit default protection on Dana Corporation and
receive 1.56%
Broker, UBS Warburg
Expires September 2011                                        $   680,000             10,184
Pay a fixed rate of 4.84% and receive a floating rate based
on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires November 2015                                         $ 3,346,000             24,300
----------------------------------------------------------------------------------------------------
TOTAL                                                                               $136,855
                                                                                    ========
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Portfolio Information as of December 31, 2004 (unaudited)
--------------------------------------------------------------------------------

                                                                   PERCENT OF
                                                                      TOTAL
ASSET MIX                                                          INVESTMENTS
---------------------------------------------------------------------------------
Common Stock................................................          64.6%
Corporate Bonds.............................................          12.0
Collateralized Mortgage Obligations.........................          10.0
U.S. Government Obligations.................................           2.1
Preferred Securities........................................           0.5
Municipal Bonds.............................................            --*
Other**.....................................................          10.8
---------------------------------------------------------------------------------

*  Amount is less than 0.1%.
**  Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
                                    AMOUNT                          ASSET-BACKED SECURITIES+                         VALUE
------------------------------------------------------------------------------------------------------------------------------
                                US$    613,351    ACE Securities Corp. Series 2003-OP1 Class A2, 2.778% due
                                                    12/25/2033(b).............................................    $    614,392
                                       822,787    Aegis Asset-Backed Securities Trust Series 2004-1 Class A,
                                                    2.768% due 4/25/2034(b)...................................         821,807
                                       775,000    Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4
                                                    Class A4, 3.516% due 6/25/2034(b).........................         753,020
                                       815,041    CIT Equipment Collateral Series 2003-VT1 Class A3A, 2.54%
                                                    due 4/20/2007(b)..........................................         815,736
                                       567,547    CIT Group Home Equity Loan Trust Series 2003-1 Class A2,
                                                    2.35% due 4/20/2027.......................................         566,120
                                                  California Infrastructure, Series 1997-1:
                                       271,536      PG&E-1, Class A7, 6.42% due 9/25/2008.....................         279,717
                                       171,877      SCE-1, Class A6, 6.38% due 9/25/2008......................         177,204
                                       204,231    Capital Auto Receivables Asset Trust Series 2003-2 Class B,
                                                    2.683% due 1/15/2009(b)...................................         204,618
                                     1,250,000    Capital One Master Trust Series 2000-4 Class C, 3.203% due
                                                    8/15/2008(a)(b)...........................................       1,250,000
                                       436,986    Centex Home Equity Series 2003-B Class AV, 2.698% due
                                                    6/25/2033(b)..............................................         437,422
                                                  Chase Credit Card Master Trust, Class C(b):
                                       800,000      Series 2000-3, 3.103% due 1/15/2008.......................         803,313
                                     1,400,000      Series 2003-1, 3.503% due 4/15/2008.......................       1,410,967
                                                  Countrywide Asset-Backed Certificates(b):
                                       500,000      Series 2003-2 Class M1, 3.118% due 6/26/2033..............         502,772
                                       769,474      Series 2003-BC3 Class A2, 2.728% due 9/25/2033............         770,136
                                       400,000      Series 2004-5 Class M2, 3.088% due 7/25/2034..............         400,007
                                       550,000      Series 2004-13 Class AF4, 4.583% due 12/25/2034...........         549,945
                                       550,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034...........         549,945
                                                  First Franklin Mtg. Loan Asset Backed Certificates, Class
                                                    A2(b):
                                       526,071      Series 2003-FF5, 2.82% due 3/25/2034......................         523,864
                                     1,150,000      Series 2004-FF10, 2.818% due 11/25/2034...................       1,150,020
                                       187,794    HFC Home Equity Loan Asset-Backed Certificates Series 2002-2
                                                    Class A, 2.71% due 4/20/2032(b)...........................         187,840
                                       376,743    Household Automotive Trust Series 2002-3 Class A3A, 2.75%
                                                    due 6/18/2007.............................................         376,654
                                                  Long Beach Mortgage Loan Trust(b):
                                       272,417      Series 2002-4 Class 2A, 2.878% due 11/26/2032.............         273,256
                                       903,048      Series 2004-1 Class A3, 2.718% due 2/25/2034..............         903,184
                                                  Morgan Stanley ABS Capital(b):
                                       300,000      Series 2003-NC5 Class M2, 4.418% due 4/25/2033............         305,542
                                       983,103      Series 2004-NC1 Class A2, 2.788% due 12/27/2033...........         985,583
                                       801,334      Series 2004-NC2 Class A2, 2.718% due 12/25/2033...........         800,778
                                       857,567      Series 2004-WMC1 Class A3, 2.67% due 6/25/2034............         857,682
                                                  New Century Home Equity Loan Trust Class A3(b):
                                     1,277,068      Series 2004-2, 2.668% due 4/25/2034.......................       1,277,092
                                     1,446,783      Series 2004-3, 2.81% due 11/25/2034.......................       1,446,453
                                                  Option One Mortgage Loan Trust(b):
                                        87,015      Series 2002-4 Class A, 2.678% due 7/25/2032...............          87,081
                                       667,133      Series 2003-4 Class A2, 2.738% due 7/25/2033..............         668,149
                                       952,322    Residential Asset Securities Corp. Series 2003-KS5 Class
                                                    AIIB, 2.708% due 7/25/2033(b).............................         952,329
                                       388,755    Saxon Asset Securities Trust Series 2002-3 Class AV, 2.818%
                                                    due 12/25/2032(b).........................................         389,308
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL ASSET-BACKED SECURITIES
                                                  (COST--$22,087,757)--16.3%                                        22,091,936
------------------------------------------------------------------------------------------------------------------------------
                                                                GOVERNMENT & AGENCY OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
                                     1,070,000    Fannie Mae, 7.125% due 1/15/2030............................       1,345,918
                                                  U.S. Treasury Bonds:
                                       550,000      7.50% due 11/15/2016(c)...................................         702,862
                                       330,000      8.125% due 8/15/2019......................................         450,424
                                     1,170,000      7.25% due 8/15/2022.......................................       1,507,883
                                       240,000      6.25% due 8/15/2023.......................................         280,978
                                       240,000      6.625% due 2/15/2027......................................         295,828

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
                                    AMOUNT                GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)                VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                  U.S. Treasury Notes:
                                US$  3,040,000      7% due 7/15/2006..........................................    $  3,223,111
                                       340,000      6.50% due 2/15/2010.......................................         384,930
                                                  United States Treasury Inflation Indexed Bonds:
                                       791,404      3.875% due 1/15/2009......................................         887,022
                                       685,413      3.50% due 1/15/2011.......................................         778,425
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                  (COST--$9,571,270)--7.3%                                           9,857,381
------------------------------------------------------------------------------------------------------------------------------
                                                         GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS+
------------------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates:
                                       598,000      4.50% due 1/15/2035.......................................         577,818
                                     1,878,423      5% due 1/15/2020..........................................       1,907,773
                                     1,000,000      5% due 1/15/2035..........................................         991,875
                                     2,288,000      5.50% due 1/15/2035.......................................       2,322,320
                                       384,538      6% due 2/01/2017..........................................         403,199
                                       400,000      6% due 1/15/2035..........................................         413,500
                                     1,513,945      6.50% due 8/01/2032-3/01/2033.............................       1,589,066
                                        91,619      7% due 2/01/2016..........................................          97,138
                                       813,655      7% due 2/01/2031-8/01/2032................................         862,673
                                       481,269      7.50% due 4/01/2029-5/01/2033.............................         515,683
                                       254,451      8% due 9/01/2030-11/01/2032...............................         275,903
                                       264,678    Fannie Mae Trust Series 2003-W19 Class 1A1
                                                    2.01% due 11/25/2033......................................         264,067
                                                  Freddie Mac Mortgage Participation Certificates:
                                       310,057      5% due 11/01/2019.........................................         315,027
                                     1,698,691      5% due 1/15/2035..........................................       1,686,481
                                       956,930      5.50% due 11/01/2017-3/01/2018............................         989,407
                                     3,414,077      5.50% due 9/01/2034-1/15/2035.............................       3,467,798
                                       105,820      6% due 4/01/2017..........................................         110,843
                                     2,925,729      6% due 11/01/2033-4/01/2034...............................       3,023,688
                                       327,705      6.50% due 5/01/2016-6/01/2016.............................         347,021
                                       436,620      7% due 1/01/2032-9/01/2032................................         462,782
                                       134,566    Ginnie Mae MBS Certificates
                                                    6.50% due 10/15/2031......................................         141,781
                                     1,000,000    Ginnie Mae Trust Series 2004-6 Class C
                                                    4.66% due 7/16/2033.......................................       1,006,573
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
                                                  (COST--$21,653,539)--16.1%                                        21,772,416
------------------------------------------------------------------------------------------------------------------------------
                                                       NON-GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                350,000    Ameriquest Mortgage Securities, Inc. Series 2004-R1 Class
OBLIGATIONS--5.6%                                   M2, 2.998% due 2/25/2034(b)...............................         350,513
                                       950,000    Argent Securities, Inc. Series 2004-W11 Class A3, 2.78% due
                                                    11/25/2034(b).............................................         950,017
                                       340,750    Countrywide Home Loan Mortgage Pass-Through Trust Series
                                                    2003-R4 Class 1A1A, 2.216% due 7/25/2019..................         339,985
                                        22,963    Deutsche Mortgage Securities, Inc. Series 2003-1 Class 1A1,
                                                    4.50% due 4/25/2033.......................................          22,926
                                       650,000    GE Dealer Floorplan Master Note Trust Series 2004-2 Class B,
                                                    2.70% due 7/20/2009(b)....................................         651,598
                                       500,000    Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1,
                                                    3.018% due 12/25/2034(b)..................................         501,224
                                       863,332    Mastr Asset Securitization Trust Series 2003-10 Class 3A1,
                                                    5.50% due 11/25/2033......................................         871,382
                                     1,400,000    RMAC Series 2003-NS2A Class A2C, 2.87% due 9/12/2035(b).....       1,403,938
                                       250,000    Structured Asset Investment Loan Trust 2004-8 Class M4,
                                                    3.418% due 9/25/2034(b)...................................         250,706
                                       386,197    Structured Asset Securities Corp. Series 2002-9 Class A2,
                                                    2.718% due 10/25/2027(b)..................................         386,240
                                       187,553    Washington Mutual Series 2002-AR4 Class A7, 5.502% due
                                                    4/26/2032(b)..............................................         187,452
                                     1,500,000    Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                    2.758% due 2/25/2032(b)...................................       1,500,026
                                       150,000    Whole Auto Loan Trust 2004-1 Class D, 5.60% due 3/15/2011...         152,427
                                                                                                                  ------------
                                                                                                                     7,568,434
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE              NON-GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+
                                    AMOUNT                                (CONCLUDED)                                VALUE
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED      US$  1,000,000    Banc of America Large Loan Series 2003-BBA2 Class A3, 2.723%
SECURITIES--5.3%                                    due 11/15/2015(b).........................................    $  1,001,824
                                                  Commercial Mortgage Pass-Through Certificates(b):
                                       850,000      Series 2003-FL8 Class A2, 2.603% due 7/15/2015(a).........         850,924
                                     1,400,000      Series 2003-FL9 Class A3, 2.723% due 11/15/2015...........       1,402,614
                                                  Greenwich Capital Commercial Funding Corp.:
                                       841,212      Series 2003-FL1 Class A, 2.72% due 7/05/2018(b)...........         841,573
                                       900,000      Series 2004-GG1 Class A4, 4.755% due 6/10/2036............         920,023
                                       560,658    Nationslink Funding Corp Series 1999-2 Class A3, 7.181% due
                                                    6/20/2031.................................................         584,929
                                     1,600,000    Wachovia Bank Commercial Mortgage Trust Series 2003-WHL2
                                                    Class A3, 2.723% due 6/15/2013(b).........................       1,601,148
                                                                                                                  ------------
                                                                                                                     7,203,035
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL NON-GOVERNMENT AGENCY
                                                  MORTGAGE-BACKED SECURITIES
                                                  (COST--$14,764,962)--10.9%                                        14,771,469
------------------------------------------------------------------------------------------------------------------------------
INDUSTRY++                                                              CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                            400,000    Goodrich Corp., 6.60% due 5/15/2009.........................         437,345
DEFENSE--0.7%                          370,000    Raytheon Co., 8.30% due 3/01/2010...........................         438,447
                                                                                                                  ------------
                                                                                                                       875,792
------------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.4%                         142,683    American Airlines, Inc. Series 2003-1, 3.857% due
                                                    1/09/2012.................................................         140,618
                                       140,000    Continental Airlines, Inc. Series 2002-1, 6.563% due
                                                    8/15/2013.................................................         148,841
                                                  Southwest Airlines Co.:
                                        30,000      8% due 3/01/2005..........................................          30,204
                                       190,000      7.875% due 9/01/2007......................................         207,990
                                                                                                                  ------------
                                                                                                                       527,653
------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%                  310,000    Dana Corp., 5.85% due 1/15/2015(a)..........................         306,900
------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.5%                                 DaimlerChrysler NA Holding Corp.:
                                     1,500,000      2.96% due 5/24/2006(b)....................................       1,507,369
                                       180,000      4.75% due 1/15/2008.......................................         183,843
                                       200,000      7.75% due 1/18/2011.......................................         230,622
                                       155,000    Hyundai Motor Manufacturing Alabama LLC, 5.30% due
                                                    12/19/2008(a).............................................         159,687
                                                                                                                  ------------
                                                                                                                     2,081,521
------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.3%                        315,000    Cia Brasileira de Bebidas, 8.75% due 9/15/2013..............         366,975
------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%                    650,000    Abgenix, Inc., 3.50% due 3/15/2007..........................         645,938
                                       645,000    Amgen, Inc., 4% due 11/18/2009(a)...........................         642,999
                                                                                                                  ------------
                                                                                                                     1,288,937
------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.7%                             The Bear Stearns Cos., Inc.:
                                       275,000      2.43% due 1/30/2009(b)....................................         275,628
                                        85,000      5.70% due 11/15/2014......................................          89,777
                                       220,000    Corp Andina de Fomento, 6.875% due 3/15/2012................         247,233
                                       320,000    Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009...         327,426
                                                  Goldman Sachs Group, Inc.:
                                       575,000      5.70% due 9/01/2012.......................................         609,511
                                       300,000      5.25% due 10/15/2013......................................         306,930
                                       345,000    Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008.........         340,915
                                        60,000    Mellon Funding Corp., 6.40% due 5/14/2011...................          66,577
                                                                                                                  ------------
                                                                                                                     2,263,997
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.4%                        370,000    IMC Global, Inc., 10.875% due 8/01/2013.....................         462,500
                                        95,000    Yara International ASA, 5.25% due 12/15/2014(a).............          95,604
                                                                                                                  ------------
                                                                                                                       558,104
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.2%                  95,000    Bank One Corp., 8% due 4/29/2027............................         120,820
                                       400,000    Bank of America Corp., 4.875% due 9/15/2012.................         408,503
                                       290,000    Barclays Bank Plc, 8.55%(a)(e)..............................         353,128
                                       160,000    FirstBank Puerto Rico, 7.625% due 12/20/2005................         163,444
                                                  FleetBoston Financial Corp.:
                                        65,000      3.85% due 2/15/2008.......................................          65,301
                                        75,000      6.375% due 5/15/2008......................................          80,961

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY++                          AMOUNT                              CORPORATE BONDS                              VALUE
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (CONCLUDED)
                                                  HSBC Finance Corp.:
                                US$    200,000      6.50% due 11/15/2008......................................    $    217,515
                                       180,000      5.875% due 2/01/2009......................................         192,346
                                       105,000    Hudson United Bancorp, 8.20% due 9/15/2006..................         112,135
                                                  PNC Funding Corp.:
                                       185,000      6.125% due 2/15/2009......................................         197,940
                                       100,000      5.25% due 11/15/2015......................................         101,316
                                       110,000    Popular North America, Inc., 3.875% due 10/01/2008..........         109,860
                                       350,000    Sovereign Bank, 5.125% due 3/15/2013........................         350,391
                                       145,000    US Bancorp, 2.65% due 9/16/2005(b)..........................         145,130
                                                  Wells Fargo & Co.:
                                       115,000      5.125% due 2/15/2007......................................         118,964
                                       210,000      5% due 11/15/2014.........................................         212,394
                                                                                                                  ------------
                                                                                                                     2,950,148
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                  205,000    Aramark Services, Inc., 6.375% due 2/15/2008................         219,322
SUPPLIES--0.6%                                    Cendant Corp.:
                                       110,000      6.25% due 1/15/2008.......................................         117,394
                                       330,000      7.375% due 1/15/2013......................................         381,755
                                       155,000    International Lease Finance Corp., 2.95% due 5/23/2006......         153,583
                                                                                                                  ------------
                                                                                                                       872,054
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                         230,000    Harris Corp., 6.35% due 2/01/2028...........................         243,466
EQUIPMENT--0.2%
------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.6%                 210,000    Capital One Bank, 5.75% due 9/15/2010.......................         222,769
                                                  MBNA Corp.:
                                       277,000      6.25% due 1/17/2007.......................................         291,469
                                       100,000      5.625% due 11/30/2007.....................................         104,826
                                       135,000      4.625% due 9/15/2008......................................         137,113
                                                                                                                  ------------
                                                                                                                       756,177
------------------------------------------------------------------------------------------------------------------------------
CONTAINERS &                           155,000    Rock-Tenn Co., 5.625% due 3/15/2013.........................         157,066
PACKAGING--0.4%                                   Sealed Air Corp.(a):
                                       125,000      5.375% due 4/15/2008......................................         129,876
                                       230,000      6.95% due 5/15/2009.......................................         251,488
                                                                                                                  ------------
                                                                                                                       538,430
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                  250,000    American Honda Finance Corp., 2.83% due 10/03/2005(a)(b)....         250,606
SERVICES--6.3%                         155,000    Brascan Corp., 5.75% due 3/01/2010..........................         163,999
                                                  Citigroup, Inc.:
                                       430,000      5.625% due 8/27/2012......................................         457,924
                                       425,000      5.85% due 12/11/2034......................................         437,182
                                                  Ford Motor Credit Co.:
                                     1,150,000      3.379% due 9/28/2007(b)...................................       1,141,669
                                       225,000      7.375% due 10/28/2009.....................................         242,700
                                       385,000      7.375% due 2/01/2011......................................         414,934
                                       420,000      7% due 10/01/2013.........................................         445,255
                                                  General Motors Acceptance Corp.:
                                     1,800,000      3.68% due 9/23/2008(b)....................................       1,754,087
                                       185,000      7.25% due 3/02/2011.......................................         193,688
                                       730,000      7% due 2/01/2012..........................................         752,150
                                       140,000      6.875% due 8/28/2012......................................         142,937
                                       290,000    JPMorgan Chase & Co., 5.75% due 1/02/2013...................         307,304
                                                  OMX Timber Finance Investments LLC(a)(b):
                                       150,000      Series 1, 5.42% due 1/29/2020.............................         149,129
                                       150,000      Series 2, 5.54% due 1/29/2020.............................         149,286
                                                  Sigma Finance Corp.(b):
                                     1,000,000      4.83% due 8/15/2011.......................................       1,000,000
                                       500,000      4.38% due 3/31/2014(a)....................................         503,108
                                                                                                                  ------------
                                                                                                                     8,505,958
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                            140,000    BellSouth Corp., 6% due 11/15/2034..........................         141,864
TELECOMMUNICATION                      477,000    Deutsche Telekom International Finance BV, 5.25% due
SERVICES--1.9%                                      7/22/2013.................................................         490,646
                                                  France Telecom SA:
                                       465,000      8.50% due 3/01/2011.......................................         554,700
                                       100,000      9.25% due 3/01/2031.......................................         135,559

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY++                          AMOUNT                              CORPORATE BONDS                              VALUE
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION SERVICES
  (CONCLUDED)
                                US$    270,000    GTE Corp., 6.84% due 4/15/2018..............................    $    298,710
                                       200,000    Royal KPN NV, 8% due 10/01/2010.............................         236,068
                                        90,000    SBC Communications, Inc., 6.15% due 9/15/2034...............          92,689
                                       250,000    Sprint Capital Corp., 8.75% due 3/15/2032...................         333,077
                                       235,000    TELUS Corp., 7.50% due 6/01/2007............................         255,328
                                        75,000    Verizon Global Funding Corp., 7.375% due 9/01/2012..........          88,259
                                                                                                                  ------------
                                                                                                                     2,626,900
------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.4%               490,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013(a)......         508,891
                                       220,000    Cincinnati Gas & Electric, 5.70% due 9/15/2012..............         233,075
                                       240,000    Entergy Louisiana, Inc., 5.09% due 11/01/2014...............         239,424
                                       305,000    Exelon Generation Co. LLC, 5.35% due 1/15/2014..............         312,741
                                       380,000    FPL Group Capital, Inc., 2.85% due 3/30/2005(b).............         380,267
                                       750,000    PPL Capital Funding, 3.36% due 5/18/2006(b).................         750,683
                                       205,000    PSEG Power LLC, 6.95% due 6/01/2012.........................         231,002
                                                  Pacific Gas & Electric Co.:
                                       304,000      3.26% due 4/03/2006(b)....................................         304,250
                                       370,000      6.05% due 3/01/2034.......................................         384,288
                                       160,000    Pepco Holdings, Inc., 4% due 5/15/2010......................         157,153
                                       190,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008.......         191,589
                                       200,000    SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15% due
                                                    11/15/2013(a).............................................         216,036
                                                  Southern California Edison Co.:
                                        46,000      2.93% due 1/13/2006(b)....................................          46,159
                                       265,000      8% due 2/15/2007..........................................         288,580
                                                  Westar Energy, Inc.:
                                       235,000      9.75% due 5/01/2007.......................................         263,014
                                       140,000      6% due 7/01/2014..........................................         150,507
                                                                                                                  ------------
                                                                                                                     4,657,659
------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                 570,000    Celestica Inc., 3.691%** due 8/01/2020 (Convertible)........         314,925
INSTRUMENTS--0.4%                      185,000    Jabil Circuit, Inc., 5.875% due 7/15/2010...................         194,735
                                                                                                                  ------------
                                                                                                                       509,660
------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                     170,000    Midamerican Energy Holdings Co., 5.875% due 10/01/2012......         180,139
SERVICES--0.1%
------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                          55,000    Supervalu, Inc., 7.50% due 5/15/2012........................          64,194
RETAILING--0.0%
------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.2%                    285,000    Cadbury Schweppes US Finance LLC, 3.875% due 10/01/2008(a)..         284,001
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT              E      596,000    Bundesobligation Series 143, 3.50% due 10/10/2008(1)........         828,232
OBLIGATIONS*--1.4%              US$    160,000    Chile Government International Bond, 5.50% due
                                                    1/15/2013(1)..............................................         168,112
                                                  Mexico Government International Bond(1):
                                       405,000      9.875% due 2/01/2010......................................         497,745
                                       220,000      6.375% due 1/16/2013......................................         234,300
                                       115,000      5.875% due 1/15/2014......................................         117,818
                                                                                                                  ------------
                                                                                                                     1,846,207
------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.4%                    300,000    Gazprom International SA, 7.201% due 2/01/2020(a)...........         317,250
                                       195,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007...         190,939
                                                                                                                  ------------
                                                                                                                       508,189
------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                300,000    Boston Scientific Corp., 4.25% due 1/12/2011................         297,889
SUPPLIES--0.2%
------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                189,000    Manor Care, Inc., 7.50% due 6/15/2006.......................         199,187
SERVICES--0.3%                         150,000    WellPoint, Inc., 5% due 12/15/2014(a).......................         149,528
                                                                                                                  ------------
                                                                                                                       348,715
------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                  360,000    MGM Mirage, 6% due 10/01/2009...............................         369,000
LEISURE--0.3%
------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD                              350,000    American Greetings, 6.10% due 8/01/2028.....................         373,625
DURABLES--0.5%                         305,000    DR Horton, Inc., 5% due 1/15/2009...........................         307,287
                                                                                                                  ------------
                                                                                                                       680,912
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY++                          AMOUNT                              CORPORATE BONDS                              VALUE
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                      US$    150,000    Hutchison Whampoa International 01/11 Ltd., 7% due
CONGLOMERATES--0.6%                                 2/16/2011(a)..............................................    $    167,573
                                       205,000    Textron Financial Corp., 2.75% due 6/01/2006................         202,538
                                       415,000    Tyco International Group SA, 6.75% due 2/15/2011............         465,127
                                                                                                                  ------------
                                                                                                                       835,238
------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.5%                        260,000    AON Corp., 6.70% due 1/15/2007..............................         271,704
                                       225,000    Fund American Cos., Inc., 5.875% due 5/15/2013..............         228,995
                                       140,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013...........         143,994
                                       280,000    NLV Financial Corp., 7.50% due 8/15/2033(a).................         299,997
                                       100,000    North Front Pass-Through Trust, 5.81% due
                                                    12/15/2024(a)(b)..........................................          97,586
                                        70,000    Prudential Financial, Inc., 4.104% due 11/15/2006...........          70,767
                                       355,000    Prudential Holdings LLC, 8.695% due 12/18/2023(a)...........         450,797
                                       420,000    Security Benefit Life Insurance, 7.45% due 10/01/2033(a)....         439,228
                                                                                                                  ------------
                                                                                                                     2,003,068
------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.0%                                       Clear Channel Communications, Inc.:
                                       290,000      5.75% due 1/15/2013.......................................         299,643
                                       155,000      5.50% due 9/15/2014.......................................         155,599
                                       290,000    Comcast Cable Communications Holdings, Inc., 8.375% due
                                                    3/15/2013.................................................         357,598
                                       305,000    Echostar DBS Corp., 5.75% due 10/01/2008....................         308,812
                                       405,000    Historic TW, Inc., 9.125% due 1/15/2013.....................         520,643
                                       360,000    Lenfest Communications, Inc., 10.50% due 6/15/2006..........         393,873
                                       125,000    Media General, Inc., 6.95% due 9/01/2006....................         130,504
                                                  News America, Inc.:
                                       200,000      7.30% due 4/30/2028.......................................         229,170
                                       120,000      6.75% due 1/09/2038.......................................         134,942
                                       400,000    SportsLine.com, Inc., 5% due 4/01/2006......................         403,000
                                       215,000    Tele-Communications-TCI Group, 9.80% due 2/01/2012..........         277,134
                                       690,000    Time Warner, Inc., 6.875% due 5/01/2012.....................         785,811
                                                                                                                  ------------
                                                                                                                     3,996,729
------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                                 Dominion Resources, Inc./VA, Series B:
UNREGULATED POWER--0.7%                200,000      7.625% due 7/15/2005......................................         204,748
                                       170,000      2.59% due 5/15/2006(b)....................................         170,358
                                       145,000    Sempra Energy, 4.75% due 5/15/2009..........................         147,811
                                       210,000    Southern Power Co. Series B, 6.25% due 7/15/2012............         229,502
                                       225,000    Vectren Utility Holdings, Inc., 5.25% due 8/01/2013.........         226,896
                                                                                                                  ------------
                                                                                                                       979,315
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.3%                        140,000    Amerada Hess Corp., 7.125% due 3/15/2033....................         153,939
                                       145,000    Consolidated Natural Gas Co., 5% due 12/01/2014.............         145,139
                                       590,000    Enterprise Products Operating LP, 5.60% due 10/15/2014(a)...         595,233
                                       232,000    Kern River Funding Corp., 4.893% due 4/30/2018(a)...........         236,188
                                                  Kinder Morgan Energy Partners LP:
                                       150,000      5.35% due 8/15/2007.......................................         155,282
                                       245,000      5.125% due 11/15/2014.....................................         244,513
                                       135,000    Motiva Enterprises LLC, 5.20% due 9/15/2012(a)..............         139,028
                                       320,000    Occidental Petroleum Corp., 6.75% due 1/15/2012.............         363,255
                                                  Pemex Project Funding Master Trust(a)(b):
                                       230,000      3.54% due 1/7/2005........................................         230,000
                                       750,000      3.79% due 6/15/2010.......................................         769,500
                                       460,000    Tengizchevroil Finance Co. SARL, 6.124% due 11/15/2014(a)...         461,150
                                        80,000    Texaco Capital, Inc., 8.625% due 6/30/2010..................          97,402
                                       460,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037.......         527,845
                                       308,000    XTO Energy, Inc., 7.50% due 4/15/2012.......................         360,423
                                                                                                                  ------------
                                                                                                                     4,478,897
------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                          45,000    Abitibi-Consolidated, Inc., 8.55% due 8/01/2010.............          48,769
PRODUCTS--0.9%                         275,000    Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010.....         327,569
                                       480,000    Champion International Corp., 6.65% due 12/15/2037..........         544,543
                                       155,000    Inversiones CMPC SA, 4.875% due 6/18/2013(a)................         151,410
                                       150,000    Sappi Papier Holding AG, 6.75% due 6/15/2012(a).............         166,666
                                                                                                                  ------------
                                                                                                                     1,238,957
------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%                  415,000    Wyeth, 5.50% due 3/15/2013..................................         431,319
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY++                          AMOUNT                              CORPORATE BONDS                              VALUE
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--1.3%               US$     85,000    Colonial Realty LP, 4.80% due 4/01/2011.....................    $     83,573
                                       125,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008...         133,200
                                       205,000    HRPT Properties Trust, 5.75% due 2/15/2014..................         210,540
                                       135,000    Health Care Property Investors, Inc., 6.50% due 2/15/2006...         139,098
                                       135,000    Health Care REIT, Inc., 6% due 11/15/2013...................         139,721
                                       450,000    iStar Financial, Inc. Series B, 5.125% due 4/01/2011........         454,800
                                       165,000    Nationwide Health Properties, Inc., 6.59% due 7/07/2038.....         173,868
                                       460,000    Westfield Capital Corp. Ltd./WT Finance Aust Pty Ltd./WEA
                                                    Finance LLC, 5.125% due 11/15/2014(a).....................         457,790
                                                                                                                  ------------
                                                                                                                     1,792,590
------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.3%                      130,000    Norfolk Southern Corp., 7.25% due 2/15/2031.................         155,957
                                                  Union Pacific Corp.:
                                       110,000      7.25% due 11/01/2008......................................         122,712
                                       100,000      5.375% due 5/01/2014......................................         103,588
                                                                                                                  ------------
                                                                                                                       382,257
------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.3%                         340,000    Computer Associates International, Inc., 5.625% due
                                                    12/01/2014(a).............................................         343,694
------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                     325,000    Countrywide Home Loans, Inc., 5.625% due 7/15/2009..........         344,280
FINANCE--0.4%                          210,000    Washington Mutual, Inc., 4.20% due 1/15/2010................         209,068
                                                                                                                  ------------
                                                                                                                       553,348
------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION             137,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031...........         184,719
SERVICES--0.1%
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (COST--$50,341,512)--38.3%                                        51,729,708
------------------------------------------------------------------------------------------------------------------------------
STATE                                                                   MUNICIPAL BONDS
------------------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                            100,000    Harris County, Texas, Industrial Development Corporation,
                                                    Solid Waste Disposal Revenue Bonds (Deer Park Refining
                                                    LP), 5.683% due 3/01/2023(b)..............................         101,259
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL MUNICIPAL BONDS
                                                  (COST--$100,000)--0.1%                                               101,259
------------------------------------------------------------------------------------------------------------------------------
                                                                      PREFERRED SECURITIES
------------------------------------------------------------------------------------------------------------------------------
INDUSTRY++                                                               CAPITAL TRUSTS
------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &                  125,000    Alabama Power Capital Trust V, 5.50% due 10/01/2042(b)......         129,867
GAS--0.1%
------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES*--0.1%               150,000    Pemex Project Funding Master Trust, 7.375%
                                                    due 12/15/2014(2).........................................         166,725
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CAPITAL TRUSTS
                                                  (COST--$282,728)--0.2%                                               296,592
------------------------------------------------------------------------------------------------------------------------------
                                        SHARES
                                          HELD      PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--0.3%                        35    DG Funding Trust(a).........................................         374,500
------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                       9,000    +Fannie Mae.................................................         510,188
FINANCE--0.4%
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED STOCKS
                                                  (COST--$885,751)--0.7%                                               884,688
------------------------------------------------------------------------------------------------------------------------------
                                     FACE
                                    AMOUNT                              TRUST PREFERRED
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%       US$    785,000    RC Trust I, 7% due 5/15/2006................................         816,891
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL TRUST PREFERRED
                                                  (COST--$819,270)--0.6%                                               816,891
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED SECURITIES
                                                  (COST--$1,987,749)--1.5%                                           1,998,171
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE
                                    AMOUNT                           SHORT-TERM INVESTMENTS                          VALUE
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--1.5%       US$  2,000,000    Clipper Receivables Corporation, 2.34% due 1/19/2005........    $  1,997,530
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                      9,000,000    Fannie Mae, 2.18% due 1/13/2005.............................       8,992,915
AGENCY OBLIGATIONS***--15.6%        12,100,000    Federal Home Loan Banks, 1% due 1/03/2005...................      12,098,992
                                                                                                                  ------------
                                                                                                                    21,091,907
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM INVESTMENTS
                                                  (COST--$23,089,437)--17.1%                                        23,089,437
------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                  CONTRACTS                            OPTIONS PURCHASED
------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%    10@               London InterBank Offered Rate (LIBOR) Linked Floor, expiring
                                                    April 2005 at 1.5%, Broker JPMorgan Chase Bank............             100
------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.1%     12@               Swaption, expiring October 2005 at 5.34%, Broker JPMorgan
                                                    Chase Bank(d).............................................         171,578
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL OPTIONS PURCHASED
                                                  (PREMIUMS PAID--$231,060)--0.1%                                      171,678
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS
                                                  (COST--$143,827,286)--107.7%                                     145,583,455
------------------------------------------------------------------------------------------------------------------------------
                                                                        OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--(0.3%)     11@               Swaption, expiring October 2005 at 4.84%, Broker JPMorgan
                                                    Chase Bank(d).............................................        (327,866)
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL OPTIONS WRITTEN (PREMIUMS
                                                    RECEIVED--$373,001)--(0.3%)...............................        (327,866)
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                  (COST--$143,454,285+++)--107.4%.............................     145,255,589
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS--(7.4%)...............     (10,018,642)
                                                                                                                  ------------
                                                  NET ASSETS--100.0%..........................................    $135,236,947
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

+Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

+++The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost, net of options written......................  $143,517,449
                                                              ============
Gross unrealized appreciation...............................  $  2,073,562
Gross unrealized depreciation...............................      (335,422)
                                                              ------------
Net unrealized appreciation.................................  $  1,738,140
                                                              ============
--------------------------------------------------------------------------

@ One contract represents a notional amount of $1,000,000.

* Corresponding industry groups for foreign securities:

(1) Government Entity.

(2) Financial Institution.

** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain U.S. government obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) This European-style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(e) This security is a perpetual bond and has no definite maturity date.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                              DIVIDEND
AFFILIATE                                                     NET ACTIVITY     INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund....................        --          $156
--------------------------------------------------------------------------------------

Financial futures contracts purchased as of December 31, 2004 were as follows:

--------------------------------------------------------------------------------------
                                                                          UNREALIZED
NUMBER OF                                   EXPIRATION         FACE      APPRECIATION/
CONTRACTS              ISSUE                   DATE           VALUE      DEPRECIATION
--------------------------------------------------------------------------------------
    5       Five-Year U.S. Treasury Note    March 2005      $  544,472      $3,184
    2       Ten-Year U.S. Treasury Note     March 2005      $  224,434        (559)
    6       Two-Year U.S. Treasury Note     March 2005      $1,255,142       2,421
--------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION.........................................      $5,046
                                                                            ======
--------------------------------------------------------------------------------------

Swap contracts outstanding as of December 31, 2004 were as follows:
--------------------------------------------------------------------------------

                                                                                          UNREALIZED
                                                                      NOTIONAL          APPRECIATION/
                                                                       AMOUNT            DEPRECIATION
------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .105%
Broker, UBS Warburg
Expires January 2005........................................         $3,600,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers U.S. Treasury Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires February 2005.......................................         $6,300,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .105%
Broker, UBS Warburg
Expires February 2005.......................................         $4,100,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires February 2005.......................................         $5,600,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers CMBS Investment Grade Index Total Return and
pay a floating rate based on 1-month USD LIBOR, minus .10%
Broker, Morgan Stanley Capital Services Inc.
Expires March 2005..........................................         $1,600,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires March 2005..........................................         $1,250,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires March 2005..........................................         $5,400,000                  --

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                          UNREALIZED
                                                                      NOTIONAL          APPRECIATION/
                                                                       AMOUNT            DEPRECIATION
------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .12%
Broker, UBS Warburg
Expires April 2005..........................................         $1,100,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .10%
Broker, UBS Warburg
Expires June 2005...........................................         $3,800,000                  --
Receive (pay) a variable return based on the change in the
Lehman Brothers U.S. Treasury Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
Expires November 2005.......................................         $6,700,000                  --
Bought credit default protection on Aon Corp. and pay .37%
interest
Broker, Morgan Stanley Capital Services Inc.
Expires January 2007........................................         $  285,000            $    846
Receive a floating rate based on 3-month USD LIBOR, and pay
a fixed rate of 2.8025%
Broker, JPMorgan Chase Bank
Expires January 2007........................................         $  285,000               3,520
Bought credit default protection on Weyerhauser Co. and pay
..73%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................         $  430,000              (8,040)
Bought credit default protection on Tyson Foods, Inc. and
pay 1.36%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................         $  430,000             (14,045)
Sold credit default protection on Sprint Corporation and
receive 1.5%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................         $  430,000              17,875
Sold credit default protection on Comcast Cable
Communications, Inc. and receive 1.15%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................         $  430,000              13,164
Pay 3.875% on Treasury Inflation Protected Securities (TIPS)
adjusted principal and receive a fixed rate of 3.401%
Broker, JPMorgan Chase Bank
Expires January 2009........................................         $  879,000             (19,396)
Sold credit default protection on Raytheon Co. and receive
..73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................         $  160,000              (2,473)
Bought credit default protection on Boeing Capital Corp. and pay .48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................         $  160,000              (2,094)
Sold credit default protection on JC Penney Company and
receive 1.27%
Broker, JPMorgan Chase Bank
Expires September 2009......................................         $  310,000               6,318
Bought credit default protection on The May Department
Stores Co. and pay .68%
Broker, JPMorgan Chase Bank
Expires September 2009......................................         $  310,000              (2,467)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                          UNREALIZED
                                                                      NOTIONAL          APPRECIATION/
                                                                       AMOUNT            DEPRECIATION
------------------------------------------------------------------------------------------------------
Sold credit default protection on Nextel Communications Inc.
and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................         $  310,000            $ 15,726
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, JPMorgan Chase Bank
Expires September 2009......................................         $  610,000               4,331
Sold credit default protection on Dow Jones CDX North
America Investment Grade Series 2 Index and receive 1.15%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2009......................................         $  730,000              10,261
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2009......................................         $1,230,000               6,437
Bought credit default protection on Hewlett-Packard Co. and
pay .31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................         $  315,000               2,005
Bought credit default protection on Petroleos Mexicanos SA
and pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................         $  630,000               3,886
Sold credit default protection on Computer Associates
International Inc. and receive .83%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................         $  315,000               3,665
Sold credit default protection on Mexico Government
International Bond and receive .92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................         $  630,000               3,632
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index and receive
1.05%
Broker, HSBC Bank
Expires March 2010..........................................         $  950,000               4,955
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 3 and receive .50%
Broker, Morgan Stanley Capital Services Inc.
Expires March 2010..........................................         $1,585,000               4,809
Receive a floating rate based on 3-month USD LIBOR, plus
..40%, which is capped at a fixed coupon of 7% and pay a
floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires August 2010.........................................         $3,000,000               1,431
Receive a floating rate based on 3-month USD LIBOR, plus
..50%, which is capped at a fixed coupon of 6% until
11/18/2007 and 6.5% through expiration and pay a floating
rate based on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires November 2010.......................................         $6,700,000                 622
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................         $  750,000             (24,200)
Sold credit default protection on Dana Corporation and
receive 1.55%
Broker, UBS Warburg
Expires September 2011......................................         $  155,000               2,234

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                          UNREALIZED
                                                                      NOTIONAL          APPRECIATION/
                                                                       AMOUNT            DEPRECIATION
------------------------------------------------------------------------------------------------------
Sold credit default protection on Dana Corporation and
receive 1.56%
Broker, UBS Warburg
Expires September 2011......................................         $  310,000            $  4,642
Pay a fixed rate of 4.84% and receive a floating rate based
on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires November 2015.......................................         $1,540,000              11,182
------------------------------------------------------------------------------------------------------
TOTAL..........................................................................            $ 48,826
                                                                                           ========
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.                                PERCENT OF
Core Bond Strategy Portfolio                                      TOTAL
PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)      INVESTMENTS
--------------------------------------------------------------------------
Corporate Bonds.............................................     35.6%
Asset-Backed Securities.....................................      15.2
Government & Agency Mortgage-Backed Securities..............      15.0
Non-Government Agency Mortgage-Backed Securities............      10.1
Government & Agency Obligations.............................       6.8
Preferred Securities........................................       1.4
Municipal Bonds.............................................       0.1
Other*......................................................      15.8
--------------------------------------------------------------------------

* Includes Portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                 SHARES
INDUSTRY@                         HELD                                   COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.2%               181,000         +Gilead Sciences, Inc. .....................................    $  6,333,190
------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.1%              44,700         Franklin Resources, Inc. ...................................       3,113,355
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.5%                    70,100         Air Products & Chemicals, Inc. .............................       4,063,697
                                  124,000         The Dow Chemical Co.........................................       6,139,240
                                   14,800         EI Du Pont de Nemours & Co. ................................         725,940
                                   93,700         Praxair, Inc. ..............................................       4,136,855
                                   14,600         Sigma-Aldrich Corp. ........................................         882,716
                                                                                                                  ------------
                                                                                                                    15,948,448
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              31,200         Manpower, Inc. .............................................       1,506,960
SUPPLIES--2.4%

                                  117,200         +Monster Worldwide, Inc. ...................................       3,942,608
                                   52,000         Robert Half International, Inc. ............................       1,530,360
                                                                                                                  ------------
                                                                                                                     6,979,928
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    283,500         +Corning, Inc. .............................................       3,336,795
EQUIPMENT--2.2%
                                   95,500         +Telefonaktiebolaget LM Ericsson(a).........................       3,007,295
                                                                                                                  ------------
                                                                                                                     6,344,090
------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       262,700         Hewlett-Packard Co. ........................................       5,508,819
PERIPHERALS--2.9%
                                  114,500         +Sandisk Corp. .............................................       2,859,065
                                                                                                                  ------------
                                                                                                                     8,367,884
------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.8%             91,700         American Express Co. .......................................       5,169,129
------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                         54,800         Emerson Electric Co. .......................................       3,841,480
EQUIPMENT--2.5%
                                   70,400         Rockwell Automation, Inc. ..................................       3,488,320
                                                                                                                  ------------
                                                                                                                     7,329,800
------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             32,200         +Waters Corp. ..............................................       1,506,638
INSTRUMENTS--0.5%
------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                123,200         Baker Hughes, Inc. .........................................       5,256,944
SERVICES--6.4%
                                   37,400         +Grant Prideco, Inc. .......................................         749,870
                                  128,900         Schlumberger Ltd. ..........................................       8,629,855
                                   89,500         +Transocean, Inc. ..........................................       3,793,905
                                                                                                                  ------------
                                                                                                                    18,430,574
------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.2%                93,800         McCormick & Co., Inc. ......................................       3,620,680
------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT             105,800         Alcon, Inc. ................................................       8,527,480
& SUPPLIES--12.1%

                                  166,200         +Boston Scientific Corp. ...................................       5,908,410
                                   30,500         Dentsply International, Inc. ...............................       1,714,100
                                   28,100         +Fisher Scientific International............................       1,752,878
                                  153,000         Medtronic, Inc. ............................................       7,599,510
                                   73,900         +St. Jude Medical, Inc. ....................................       3,098,627
                                   82,000         +Varian Medical Systems, Inc. ..............................       3,545,680
                                   37,800         +Zimmer Holdings, Inc. .....................................       3,028,536
                                                                                                                  ------------
                                                                                                                    35,175,221
------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS              36,400         UnitedHealth Group, Inc. ...................................       3,204,292
& SERVICES--1.1%
------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              57,500         Carnival Corp. .............................................       3,313,725
LEISURE--7.8%
                                  107,700         Marriott International, Inc. Class A........................       6,782,946
                                   77,600         +Starbucks Corp. ...........................................       4,839,136
                                   74,400         Starwood Hotels & Resorts Worldwide, Inc. ..................       4,344,960
                                   49,600         +Wynn Resorts Ltd. .........................................       3,319,232
                                                                                                                  ------------
                                                                                                                    22,599,999
------------------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.9%                 118,600         +Accenture Ltd. Class A.....................................       3,202,200
                                   73,100         First Data Corp. ...........................................       3,109,674
                                   38,600         +Hewitt Associates, Inc. Class A............................       1,235,586
                                  112,400         Paychex, Inc. ..............................................       3,830,592
                                                                                                                  ------------
                                                                                                                    11,378,052
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                 SHARES
INDUSTRY@                         HELD                                   COMMON STOCKS                               VALUE
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                        171,400         3M Co. .....................................................    $ 14,066,798
CONGLOMERATES--11.7%
                                  543,800         General Electric Co. .......................................      19,848,700
                                                                                                                  ------------
                                                                                                                    33,915,498
------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &               100,500         +Yahoo!, Inc. ..............................................       3,786,840
SERVICES--1.3%
------------------------------------------------------------------------------------------------------------------------------
MACHINERY--6.3%                    63,100         Cummins, Inc. ..............................................       5,287,149
                                   41,600         Deere & Co. ................................................       3,095,040
                                   54,600         Eaton Corp. ................................................       3,950,856
                                   72,900         Paccar, Inc. ...............................................       5,866,992
                                                                                                                  ------------
                                                                                                                    18,200,037
------------------------------------------------------------------------------------------------------------------------------
OFFICE                             66,000         Canon, Inc. ................................................       3,561,823
ELECTRONICS--1.2%
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--4.7%                   168,600         Devon Energy Corp. .........................................       6,561,912
                                   68,400         Occidental Petroleum Corp. .................................       3,991,824
                                   87,600         Pioneer Natural Resources Co. ..............................       3,074,760
                                                                                                                  ------------
                                                                                                                    13,628,496
------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.1%              69,500         +Forest Laboratories, Inc. .................................       3,117,770
------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  568,800         Intel Corp. ................................................      13,304,232
SEMICONDUCTOR
EQUIPMENT--4.6%
------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--8.2%                     50,000         +Electronic Arts, Inc. .....................................       3,084,000
                                  541,500         Microsoft Corp. ............................................      14,463,465
                                  460,500         +Oracle Corp. ..............................................       6,318,060
                                                                                                                  ------------
                                                                                                                    23,865,525
------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.8%            151,900         Staples, Inc. ..............................................       5,120,549
------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &                74,700         +Coach, Inc. ...............................................       4,213,080
LUXURY GOODS--1.4%
------------------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &               172,500         Wolseley Plc................................................       3,224,067
DISTRIBUTORS--1.1%
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS (COST--$243,490,728)--97.0%                  281,439,197
------------------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                INTEREST                             SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------
                              $ 8,688,079         Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                  I(b)........................................................       8,688,079
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES (COST--$8,688,079)--3.0%               8,688,079
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$252,178,807++)--100%..............     290,127,276
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS--0.0%.................        (106,210)
                                                                                                                  ------------
                                                  NET ASSETS--100.0%..........................................    $290,021,066
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

+   Non-income producing security.
++ The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $252,775,619
                                                              ============
Gross unrealized appreciation...............................  $ 41,879,925
Gross unrealized depreciation...............................    (4,528,268)
                                                              ------------
Net unrealized appreciation.................................  $ 37,351,657
                                                              ============
--------------------------------------------------------------------------

@ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry sub-classifications are unaudited.

(a) Depositary Receipts

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $ (2,081,143)      $132,381
Merrill Lynch Liquidity Series, LLC Money Market Series       $(15,137,363)      $ 19,572
Merrill Lynch Premier Institutional Fund                        (5,045,787)      $  3,588
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Strategy Portfolio
Portfolio Information as of December 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                    TOTAL
SECTOR                                                           INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        24.9%
Industrials.................................................        22.9
Health Care.................................................        16.5
Consumer Discretionary......................................        12.1
Energy......................................................        11.0
Materials...................................................         5.5
Financials..................................................         2.9
Consumer Staples............................................         1.2
Other*......................................................         3.0
-------------------------------------------------------------------------------

*   Includes Portfolio holdings in short-term investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.1%    FOOD PRODUCTS--0.1%             202,000    +Burns Philp & Co., Ltd.................   $    139,346

                   --------------------------------------------------------------------------------------------------
                   METALS & MINING--0.9%            90,000    BHP Billiton Ltd........................      1,082,252

                                                    24,000    Rio Tinto Ltd...........................        735,988
                                                    84,000    WMC Resources Ltd.......................        475,420
                                                                                                         ------------
                                                                                                            2,293,660

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.1%                  10,000    Woodside Petroleum Ltd.                         157,564

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN AUSTRALIA              2,590,570

---------------------------------------------------------------------------------------------------------------------
BELGIUM--0.2%      COMMERCIAL BANKS--0.1%            7,115    Dexia...................................        163,634

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                       6,867    +Belgacom SA............................        296,820
                   TELECOMMUNICATION
                   SERVICES--0.1%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN BELGIUM                  460,454

---------------------------------------------------------------------------------------------------------------------
BRAZIL--0.6%       METALS & MINING--0.3%            15,000    Cia Vale do Rio Doce(a).................        365,700

                                                     8,100    +Cia Vale do Rio Doce(a)................        234,981
                                                                                                         ------------
                                                                                                              600,681

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.3%                  19,000    Petroleo Brasileiro SA(a)...............        755,820

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN BRAZIL                 1,356,501

---------------------------------------------------------------------------------------------------------------------
CANADA--1.0%       COMMUNICATIONS                  218,329    +Nortel Networks Corp...................        761,968
                   EQUIPMENT--0.3%

                   --------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &               28,800    +Drillers Technology Corp...............         31,248
                   SERVICES--0.0%

                   --------------------------------------------------------------------------------------------------
                   METALS & MINING--0.4%             5,000    Barrick Gold Corp. .....................        121,020

                                                     8,600    +Glamis Gold Ltd. ......................        147,574
                                                    37,500    Placer Dome, Inc. ......................        707,147
                                                                                                         ------------
                                                                                                              975,741

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.2%                   3,000    Niko Resources Ltd......................        126,370
                                                     3,400    Petro-Canada............................        173,583
                                                     1,200    Talisman Energy, Inc....................         32,400
                                                                                                         ------------
                                                                                                              332,353

                   --------------------------------------------------------------------------------------------------
                   PAPER & FOREST                    7,300    Domtar, Inc. ...........................         88,344
                   PRODUCTS--0.0%

                   --------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.1%                 5,300    CP Railway Limited......................        182,373
                                                     2,300    Canadian Pacific Railway Ltd. ..........         78,897
                                                                                                         ------------
                                                                                                              261,270

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN CANADA                 2,450,924

---------------------------------------------------------------------------------------------------------------------
CHINA--0.1%        AUTOMOBILES--0.0%               200,000    Denway Motors Ltd. .....................         71,404

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                   2,900    +China Life Insurance Co. Ltd.(a).......         76,676
                                                    33,000    +Ping An Insurance Group Co. of China
                                                                Ltd. .................................         56,042
                                                                                                         ------------
                                                                                                              132,718

                   --------------------------------------------------------------------------------------------------
                   TRANSPORTATION                   62,000    Hainan Meilan International Airport Co.,
                   INFRASTRUCTURE--0.0%                         Ltd. .................................         52,247

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN CHINA                    256,369

---------------------------------------------------------------------------------------------------------------------
FINLAND--0.2%      COMMUNICATIONS                   18,600    Nokia Oyj(a)............................        291,462
                   EQUIPMENT--0.1%

                   --------------------------------------------------------------------------------------------------
                   PAPER & FOREST                    7,999    Stora Enso Oyj Class R..................        122,535
                   PRODUCTS--0.1%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN FINLAND                  413,997

---------------------------------------------------------------------------------------------------------------------
FRANCE--1.1%       AUTOMOBILES--0.1%                 3,976    Peugeot SA..............................        252,384

                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.2%            6,101    BNP Paribas.............................        442,005

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    2,107    Vinci SA................................        282,957
                   ENGINEERING--0.1%

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
FRANCE
(CONCLUDED)
                   CONSTRUCTION                      2,116    Lafarge SA..............................   $    204,208
                   MATERIALS--0.1%

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                       2,691    France Telecom SA.......................         89,102
                   TELECOMMUNICATION
                   SERVICES--0.0%

                   --------------------------------------------------------------------------------------------------
                   FOOD & STAPLES                    1,826    Carrefour SA............................         86,969
                   RETAILING--0.0%

                   --------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &             4,455    Accor SA................................        195,046
                   LEISURE--0.1%

                   --------------------------------------------------------------------------------------------------
                   METALS & MINING--0.1%            12,370    Arcelor.................................        285,332

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.4%                   2,860    Total SA................................        624,714
                                                     3,500    Total SA(a).............................        384,440
                                                                                                         ------------
                                                                                                            1,009,154

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN FRANCE                 2,847,157

---------------------------------------------------------------------------------------------------------------------
GERMANY--0.9%      AIR FREIGHT &                    10,414    Deutsche Post AG........................        239,223
                   LOGISTICS--0.1%

                   --------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS--0.1%             3,305    Continental AG..........................        209,926

                   --------------------------------------------------------------------------------------------------
                   AUTOMOBILES--0.1%                 1,947    Bayerische Motoren Werke AG.............         87,862
                                                     1,863    DaimlerChrysler AG......................         89,288
                                                                                                         ------------
                                                                                                              177,150

                   --------------------------------------------------------------------------------------------------
                   CHEMICALS--0.0%                   1,307    Linde AG................................         81,827

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    8,760    Hochtief AG.............................        285,649
                   ENGINEERING--0.1%

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL             2,740    Deutsche Boerse AG......................        164,914
                   SERVICES--0.1%

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                      11,570    Deutsche Telekom AG.....................        261,847
                   TELECOMMUNICATION
                   SERVICES--0.1%

                   --------------------------------------------------------------------------------------------------
                   ELECTRIC                          5,589    E.ON AG.................................        509,444
                   UTILITIES--0.2%

                   --------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &               1,059    Adidas-Salomon AG.......................        170,934
                   LUXURY GOODS--0.1%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN GERMANY                2,100,914

---------------------------------------------------------------------------------------------------------------------
HONG KONG--0.7%    COMMERCIAL BANKS--0.2%           27,600    HSBC Holdings Plc Hong Kong
                                                                Registered............................        472,268

                   --------------------------------------------------------------------------------------------------
                   INDUSTRIAL                       76,260    Hutchison Whampoa Ltd. .................        713,769
                   CONGLOMERATES--0.3%

                   --------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.2%                22,000    Cheung Kong Holdings Ltd................        219,357
                                                    42,000    Wharf Holdings Ltd......................        146,976
                                                                                                         ------------
                                                                                                              366,333

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN HONG KONG              1,552,370

---------------------------------------------------------------------------------------------------------------------
INDIA--2.3%        AUTOMOBILES--0.2%                14,000    Bajaj Auto Ltd..........................        364,396
                                                     6,000    Tata Motors Ltd.........................         69,724
                                                                                                         ------------
                                                                                                              434,120

                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%           12,100    Oriental Bank Of Commerce...............         93,332
                                                    13,300    State Bank of India Ltd.................        199,622
                                                                                                         ------------
                                                                                                              292,954

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    4,000    Larsen & Toubro Ltd. ...................         90,361
                   ENGINEERING--0.0%

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION                     33,390    +Gujarat Ambuja Cements Ltd. ...........        308,437
                   MATERIALS--0.1%

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                   DIVERSIFIED                      79,000    Mahanagar Telephone Nigam...............   $    281,507
                   TELECOMMUNICATION
                   SERVICES--0.1%

                   --------------------------------------------------------------------------------------------------
                   HOUSEHOLD                       116,000    Hindustan Lever Ltd. ...................        382,931
                   PRODUCTS--0.2%

                   --------------------------------------------------------------------------------------------------
                   IT SERVICES--0.5%                24,000    Infosys Technologies Ltd. ..............      1,153,347

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.8%                 151,000    Reliance Industries Ltd. ...............      1,854,240

                   --------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.1%                11,000    Container Corp. of India................        232,298

                   --------------------------------------------------------------------------------------------------
                   THRIFTS & MORTGAGE               31,000    Housing Development Finance Corp. ......        546,333
                   FINANCE-0.2%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN INDIA                  5,576,528

---------------------------------------------------------------------------------------------------------------------
INDONESIA--0.1%    COMMERCIAL BANKS--0.1%          267,000    PT Bank Danamon Indonesia Tbk...........        125,842

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN INDONESIA                125,842

---------------------------------------------------------------------------------------------------------------------
IRELAND--0.1%      COMMERCIAL BANKS--0.1%           20,548    Bank of Ireland.........................        339,906

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN IRELAND                  339,906

---------------------------------------------------------------------------------------------------------------------
ISRAEL--0.3%       COMMUNICATIONS                   76,300    +ECI Telecom Ltd. ......................        623,295
                   EQUIPMENT--0.3%
                                                     3,398    +Ectel Ltd. ............................         12,403
                                                                                                         ------------
                                                                                                              635,698

                   --------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.0%             3,600    Teva Pharmaceutical Industries
                                                                Ltd.(a)...............................        107,496

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN ISRAEL                   743,194

---------------------------------------------------------------------------------------------------------------------
ITALY--0.9%        COMMERCIAL BANKS--0.2%           74,033    Banca Intesa SpA........................        356,228
                                                    75,762    Capitalia SpA...........................        347,144
                                                                                                         ------------
                                                                                                              703,372

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                      41,758    Telecom Italia SpA......................        170,846
                   TELECOMMUNICATION
                   SERVICES--0.1%

                   --------------------------------------------------------------------------------------------------
                   ELECTRIC                         18,651    Enel SpA................................        183,316
                   UTILITIES--0.1%

                   --------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &               22,900    Saipem SpA..............................        275,410
                   SERVICES--0.1%

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                   7,617    Fondiaria-Sai SpA.......................        205,308

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.3%                  22,154    ENI SpA.................................        554,678
                                                     1,100    ENI SpA(a)..............................        138,424
                                                                                                         ------------
                                                                                                              693,102

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN ITALY                  2,231,354

---------------------------------------------------------------------------------------------------------------------
JAPAN--6.7%        AUTO COMPONENTS--0.1%             9,500    Toyota Industries Corp. ................        237,338

                   --------------------------------------------------------------------------------------------------
                   AUTOMOBILES--0.5%                47,000    Fuji Heavy Industries Ltd. .............        229,335
                                                     4,400    Honda Motor Co., Ltd. ..................        228,008
                                                    35,000    Suzuki Motor Corp. .....................        639,407
                                                                                                         ------------
                                                                                                            1,096,750

                   --------------------------------------------------------------------------------------------------
                   BEVERAGES--0.1%                  13,000    Coca-Cola West Japan Co., Ltd. .........        333,659
                                                     5,000    Kinki Coca-Cola Bottling Co., Ltd. .....         47,770
                                                                                                         ------------
                                                                                                              381,429

                   --------------------------------------------------------------------------------------------------
                   CHEMICALS--0.5%                  31,000    Asahi Kasei Corp. ......................        155,197
                                                    26,000    Shin-Etsu Chemical Co., Ltd. ...........      1,065,678
                                                                                                         ------------
                                                                                                            1,220,875

                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%           33,333    +The Bank of Yokohama Ltd. .............        210,141
                                                    16,900    Shinsei Bank Ltd. ......................        115,119
                                                                                                         ------------
                                                                                                              325,260

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                   47,000    JGC Corp. ..............................        429,775
                   ENGINEERING--0.2%

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                   CONSUMER FINANCE--0.2%           14,000    Credit Saison Co., Ltd. ................   $    509,613

                   --------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &           12,000    Murata Manufacturing Co., Ltd. .........        671,026
                   INSTRUMENTS--0.3%

                   --------------------------------------------------------------------------------------------------
                   FOOD & STAPLES                   14,500    Ito-Yokado Co., Ltd. ...................        608,471
                   RETAILING--0.3%

                   --------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.2%              34,000    Ajinomoto Co., Inc. ....................        404,801

                   --------------------------------------------------------------------------------------------------
                   GAS UTILITIES--0.2%             108,000    Tokyo Gas Co., Ltd. ....................        442,666

                   --------------------------------------------------------------------------------------------------
                   HOUSEHOLD                        10,600    Rohto Pharmaceutical Co., Ltd. .........        139,651
                   PRODUCTS--0.1%

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--2.6%                 194,000    Aioi Insurance Co., Ltd. ...............        895,501
                                                       170    Millea Holdings, Inc. ..................      2,521,714
                                                   236,000    Mitsui Sumitomo Insurance Co., Ltd. ....      2,049,771
                                                   120,000    Nipponkoa Insurance Co., Ltd. ..........        816,239
                                                                                                         ------------
                                                                                                            6,283,225

                   --------------------------------------------------------------------------------------------------
                   MACHINERY--0.2%                   5,000    Fanuc Ltd. .............................        326,925
                                                    49,000    Kubota Corp. ...........................        242,920
                                                                                                         ------------
                                                                                                              569,845

                   --------------------------------------------------------------------------------------------------
                   OFFICE                           18,000    Canon, Inc. ............................        971,406
                   ELECTRONICS--0.4%

                   --------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.5%             5,000    Kyorin Pharmaceutical Co., Ltd. ........         76,071
                                                    17,000    Takeda Pharmaceutical Co., Ltd. ........        856,055
                                                    24,000    Tanabe Seiyaku Co., Ltd. ...............        247,331
                                                                                                         ------------
                                                                                                            1,179,457

                   --------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.1%                   101    Marco Polo Investment Holdings
                                                                Limited...............................        141,763

                   --------------------------------------------------------------------------------------------------
                   TRADING COMPANIES &               5,000    Mitsubishi Corp. .......................         64,604
                   DISTRIBUTORS--0.0%

                   --------------------------------------------------------------------------------------------------
                   WIRELESS                            135    NTT DoCoMo, Inc. .......................        249,000
                   TELECOMMUNICATION
                   SERVICES--0.1%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN JAPAN                 15,926,955

---------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%     DIVERSIFIED                      20,000    Telekom Malaysia BHD....................         61,053
                   TELECOMMUNICATION
                   SERVICES--0.0%

                   --------------------------------------------------------------------------------------------------
                   ELECTRIC                         15,000    Malakoff BHD............................         28,421
                   UTILITIES--0.1%
                                                    56,000    Tenaga Nasional BHD.....................        160,632
                                                                                                         ------------
                                                                                                              189,053

                   --------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.1%              88,000    IOI Corp. BHD...........................        220,000

                   --------------------------------------------------------------------------------------------------
                   TOBACCO--0.0%                     6,800    British American Tobacco Malaysia BHD...         81,868

                   --------------------------------------------------------------------------------------------------
                   WIRELESS                         79,000    Maxis Communications BHD................        194,382
                   TELECOMMUNICATION
                   SERVICES--0.1%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN MALAYSIA                 746,356

---------------------------------------------------------------------------------------------------------------------
MEXICO--0.3%       BEVERAGES--0.1%                   5,400    Fomento Economico Mexicano SA de
                                                                CV(a).................................        284,094

                   --------------------------------------------------------------------------------------------------
                   MEDIA--0.2%                       8,800    Grupo Televisa SA(a)....................        532,400

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN MEXICO                   816,494

---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.8%  COMMERCIAL SERVICES &            17,605    Buhrmann NV.............................        171,097
                   SUPPLIES--0.1%
                                                     7,638    Vedior NV...............................        124,479
                                                                                                         ------------
                                                                                                              295,576

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    4,280    Imtech NV...............................        150,966
                   ENGINEERING--0.1%

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL            12,260    ING Groep NV CVA........................        370,950
                   SERVICES--0.2%

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS
(CONCLUDED)
                   FOOD & STAPLES                   11,098    +Koninklijke Ahold NV...................   $     85,984
                   RETAILING--0.0%
                                                    12,058    Koninklijke Ahold NV(a)(g)..............         89,006
                                                                                                         ------------
                                                                                                              174,990
                   --------------------------------------------------------------------------------------------------
                   HOUSEHOLD                         7,265    Koninklijke Philips Electronics NV......        192,660
                   DURABLES--0.1%
                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                   9,789    Aegon NV................................        133,456
                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.2%                   9,798    Royal Dutch Petroleum Co................        563,038
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN THE NETHERLANDS        1,881,636
---------------------------------------------------------------------------------------------------------------------
NORWAY--0.3%       COMMERCIAL BANKS--0.1%           23,232    DNB NOR ASA.............................        229,188
                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                      19,130    Telenor ASA.............................        173,718
                   TELECOMMUNICATION
                   SERVICES--0.1%
                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.1%                  13,211    Statoil ASA.............................        207,218
                   --------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN NORWAY                   610,124
---------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.1%     ELECTRIC                        104,467    Energias de Portugal SA.................        316,653
                   UTILITIES--0.1%
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN PORTUGAL                 316,653
---------------------------------------------------------------------------------------------------------------------
RUSSIA--0.0%       OIL & GAS--0.0%                   4,500    YUKOS(a)................................         11,700
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN RUSSIA                    11,700
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.9%    BEVERAGES--0.1%                  33,000    Fraser and Neave Ltd. ..................        329,515
                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%           21,000    Oversea-Chinese Banking Corp. ..........        173,671
                   --------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS           193,000    Parkway Holdings Ltd. ..................        177,346
                   & SERVICES--0.1%
                   --------------------------------------------------------------------------------------------------
                   INDUSTRIAL                      114,000    Keppel Corp. Ltd. ......................        600,588
                   CONGLOMERATES--0.2%
                   --------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.2%               110,000    CapitaLand Ltd. ........................        143,531
                                                   182,000    Keppel Land Ltd. .......................        250,858
                                                                                                         ------------
                                                                                                              394,389
                   --------------------------------------------------------------------------------------------------
                   TRANSPORTATION                  221,000    SembCorp Logistics Ltd. ................        234,213
                   INFRASTRUCTURE--0.1%
                   --------------------------------------------------------------------------------------------------
                   WIRELESS                        121,500    MOBILEONE LTD...........................        135,463
                   TELECOMMUNICATION
                   SERVICES--0.1%
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SINGAPORE              2,045,185
---------------------------------------------------------------------------------------------------------------------
SOUTH              PAPER & FOREST                   25,800    Sappi Ltd.(a)...........................        374,100
AFRICA--0.2%       PRODUCTS--0.2%
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SOUTH AFRICA             374,100
---------------------------------------------------------------------------------------------------------------------
SOUTH              CHEMICALS--0.2%                  24,200    Samsung Fine Chemicals Co., Ltd. .......        416,113
  KOREA--2.3%
                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%           19,000    Pusan Bank..............................        145,914
                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                      54,000    KT Corp.(a).............................      1,177,740
                   TELECOMMUNICATION
                   SERVICES--0.5%
                   --------------------------------------------------------------------------------------------------
                   ELECTRIC                         17,000    +Korea Electric Power Corp. ............        440,929
                   UTILITIES--0.2%
                   --------------------------------------------------------------------------------------------------
                   ELECTRICAL                       13,100    +LG Cable Ltd. .........................        272,706
                   EQUIPMENT--0.1%
                   --------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.2%               6,200    CJ Corp. ...............................        424,034
                   --------------------------------------------------------------------------------------------------
                   METALS & MINING--0.6%            32,000    POSCO(a)................................   $  1,424,960
                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                   TEXTILES, APPAREL &               6,000    Cheil Industries, Inc. .................   $     92,446
                   LUXURY GOODS--0.0%

                   --------------------------------------------------------------------------------------------------
                   TOBACCO--0.3%                    25,000    KT&G Corp. .............................        747,440

                   --------------------------------------------------------------------------------------------------
                   WIRELESS                            500    SK Telecom Co., Ltd. ...................         95,151
                   TELECOMMUNICATION
                   SERVICES--0.1%
                                                     9,600    SK Telecom Co. Ltd.(a)..................        213,600
                                                                                                         ------------
                                                                                                              308,751

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SOUTH KOREA            5,451,033

---------------------------------------------------------------------------------------------------------------------
SPAIN--0.2%        COMMERCIAL BANKS--0.1%           10,836    Banco Santander Central Hispano SA......        134,474

                   --------------------------------------------------------------------------------------------------
                   TOBACCO--0.1%                     5,080    Altadis SA..............................        232,698

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SPAIN                    367,172

---------------------------------------------------------------------------------------------------------------------
SWEDEN--0.2%       DIVERSIFIED FINANCIAL            10,155    Investor AB.............................        128,618
                   SERVICES--0.0%

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                  31,321    Skandia Forsakrings AB..................        156,006

                   --------------------------------------------------------------------------------------------------
                   MACHINERY--0.1%                   6,489    Volvo AB Class B........................        257,298

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SWEDEN                   541,922

---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.5%  CAPITAL MARKETS--0.2%             8,500    +Credit Suisse Group....................        359,414
                                                     2,802    UBS AG Registered Shares................        234,958
                                                                                                         ------------
                                                                                                              594,372

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION                      3,619    Holcim Ltd. ............................        218,012
                   MATERIALS--0.1%

                   --------------------------------------------------------------------------------------------------
                   ELECTRICAL                       15,561    +ABB Ltd. ..............................         86,899
                   EQUIPMENT--0.0%

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                   1,646    +Swiss Life Holding.....................        239,568

                   --------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.1%             4,499    Novartis AG Registered Shares...........        226,711

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SWITZERLAND            1,365,562

---------------------------------------------------------------------------------------------------------------------
TAIWAN--0.5%       COMMERCIAL BANKS--0.2%          289,730    SinoPac Financial Holdings Co., Ltd. ...        170,967
                                                   199,760    Taishin Financial Holdings Co., Ltd. ...        187,846
                                                                                                         ------------
                                                                                                              358,813

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                      27,000    Chunghwa Telecom Co. Ltd.(a)............        568,350
                   TELECOMMUNICATION
                   SERVICES--0.2%

                   --------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &           36,000    Delta Electronics, Inc..................         63,616
                   INSTRUMENTS--0.0%

                   --------------------------------------------------------------------------------------------------
                   MACHINERY--0.1%                 147,000    Yungtay Engineering Co., Ltd. ..........         89,063

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN TAIWAN                 1,079,842

---------------------------------------------------------------------------------------------------------------------
THAILAND--0.9%     COMMERCIAL BANKS--0.3%          444,000    Siam Commercial Bank PCL Foreign
                                                                Shares................................        560,000

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION                     62,000    Siam Cement PCL Foreign Shares..........        440,463
                   MATERIALS--0.2%
                                                    17,000    Siam City Cement PCL Foreign Shares.....        106,770
                                                                                                         ------------
                                                                                                              547,233

                   --------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.0%              87,000    Thai Union Frozen Products PCL Foreign
                                                                Shares................................         59,344

                   --------------------------------------------------------------------------------------------------
                   HOUSEHOLD                       860,000    Land and Houses PCL Foreign Shares......        250,142
                   DURABLES--0.1%

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.3%                  34,000    PTT Exploration & Production PCL........        253,797
                                                   102,000    PTT PCL.................................        454,208
                                                                                                         ------------
                                                                                                              708,005

                   --------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.0%               216,000    Sansiri PCL Foreign Shares..............         17,792

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
THAILAND
(CONCLUDED)
                   TRANSPORTATION                   86,000    Bangkok Expressway PCL Foreign Shares...   $     58,108
                   INFRASTRUCTURE--0.0%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN THAILAND               2,200,624

---------------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE &                      39,297    BAE Systems Plc.........................        173,904
KINGDOM--2.7%      DEFENSE--0.1%

                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.7%           49,062    Barclays Plc............................        551,978
                                                    14,824    HBOS Plc................................        241,346
                                                    21,936    HSBC Holdings Plc.......................        370,190
                                                    17,557    Royal Bank of Scotland Group Plc........        590,559
                                                                                                         ------------
                                                                                                            1,754,073

                   --------------------------------------------------------------------------------------------------
                   FOOD & STAPLES                   20,911    Boots Group Plc.........................        263,164
                   RETAILING--0.1%

                   --------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.2%              19,316    Cadbury Schweppes Plc...................        179,861
                                                    18,463    Unilever Plc............................        181,312
                                                                                                         ------------
                                                                                                              361,173

                   --------------------------------------------------------------------------------------------------
                   INDUSTRIAL                       16,723    Smiths Group Plc........................        263,915
                   CONGLOMERATES--0.1%

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                   7,700    Aviva Plc...............................         92,839
                                                    39,170    Prudential Plc..........................        340,668
                                                                                                         ------------
                                                                                                              433,507

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.3%                  64,255    BP Plc..................................        626,685
                                                     2,000    BP Plc(a)...............................        116,800
                                                                                                         ------------
                                                                                                              743,485

                   --------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.2%            20,826    GlaxoSmithKline Plc.....................        488,603

                   --------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL--0.1%           47,837    Kesa Electricals Plc....................        259,455

                   --------------------------------------------------------------------------------------------------
                   TOBACCO--0.1%                    12,506    Gallaher Group Plc......................        190,041

                   --------------------------------------------------------------------------------------------------
                   TRANSPORTATION                   19,757    BAA Plc.................................        221,520
                   INFRASTRUCTURE--0.1%

                   --------------------------------------------------------------------------------------------------
                   WIRELESS                        321,692    Vodafone Group Plc......................        872,384
                   TELECOMMUNICATION
                   SERVICES--0.6%
                                                    17,500    Vodafone Group Plc(a)...................        479,150
                                                                                                         ------------
                                                                                                            1,351,534

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN THE UNITED
                                                                KINGDOM                                     6,504,374

---------------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE &                       1,200    General Dynamics Corp. .................        125,520
STATES--29.5%      DEFENSE--0.1%
                                                     3,400    Raytheon Co. ...........................        132,022
                                                                                                         ------------
                                                                                                              257,542

                   --------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS--0.1%             9,700    +The Goodyear Tire & Rubber Co. ........        142,202

                   --------------------------------------------------------------------------------------------------
                   BEVERAGES--0.2%                   6,000    Anheuser-Busch Cos., Inc. ..............        304,380
                                                     2,500    The Coca-Cola Co. ......................        104,075
                                                     3,300    +Constellation Brands, Inc. Class A.....        153,483
                                                                                                         ------------
                                                                                                              561,938

                   --------------------------------------------------------------------------------------------------
                   BIOTECHNOLOGY--0.0%               1,200    +Amgen, Inc. ...........................         76,980

                   --------------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--0.5%             9,500    The Bank of New York Co., Inc. .........        317,490
                                                     4,800    The Charles Schwab Corp. ...............         57,408
                                                       600    Goldman Sachs Group, Inc. ..............         62,424
                                                    19,000    +Knight Trading Group, Inc. Class A.....        208,050
                                                       600    Lehman Brothers Holdings, Inc. .........         52,488
                                                     4,400    Mellon Financial Corp. .................        136,884
                                                     6,700    Morgan Stanley..........................        371,984
                                                                                                         ------------
                                                                                                            1,206,728

                   --------------------------------------------------------------------------------------------------
                   CHEMICALS--0.3%                   7,150    EI Du Pont de Nemours & Co. ............        350,707
                                                    12,700    +Hercules, Inc. ........................        188,595
                                                     7,885    Lyondell Chemical Co. ..................        228,034
                                                                                                         ------------
                                                                                                              767,336

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   COMMERCIAL BANKS--0.2%            7,394    Bank of America Corp. ..................   $    347,444
                                                     2,900    Wachovia Corp. .........................        152,540
                                                                                                         ------------
                                                                                                              499,984

                   --------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &            38,300    +Corinthian Colleges, Inc. .............        721,763
                   SUPPLIES--0.4%
                                                     2,400    H&R Block, Inc. ........................        117,600
                                                                                                         ------------
                                                                                                              839,363

                   --------------------------------------------------------------------------------------------------
                   COMMUNICATIONS                   57,100    +3Com Corp. ............................        238,107
                   EQUIPMENT--0.5%
                                                    34,400    +ADC Telecommunications, Inc. ..........         92,192
                                                    17,200    +Cisco Systems, Inc. ...................        331,960
                                                     3,900    +Comverse Technology, Inc. .............         95,355
                                                    39,900    +Lucent Technologies, Inc. .............        150,024
                                                     5,700    Motorola, Inc. .........................         98,040
                                                    25,000    +Tellabs, Inc. .........................        214,750
                                                                                                         ------------
                                                                                                            1,220,428

                   --------------------------------------------------------------------------------------------------
                   COMPUTERS &                      18,170    +EMC Corp...............................        270,188
                   PERIPHERALS--0.8%
                                                    27,471    Hewlett-Packard Co. ....................        576,067
                                                     5,000    International Business Machines
                                                                Corp. ................................        492,900
                                                    36,100    +Maxtor Corp. ..........................        191,330
                                                    75,150    +Sun Microsystems, Inc. ................        404,307
                                                                                                         ------------
                                                                                                            1,934,792

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    5,000    Chicago Bridge & Iron Co................        200,000
                   ENGINEERING--2.1%
                                                   189,264    +Foster Wheeler Ltd. ...................      2,990,371
                                                    56,500    +McDermott International, Inc. .........      1,037,340
                                                    89,200    +Quanta Services, Inc. .................        713,600
                                                                                                         ------------
                                                                                                            4,941,311

                   --------------------------------------------------------------------------------------------------
                   CONTAINERS &                     14,800    +Crown Holdings, Inc. ..................        203,352
                   PACKAGING--0.2%
                                                     8,600    +Smurfit-Stone Container Corp. .........        160,648
                                                                                                         ------------
                                                                                                              364,000

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL            14,300    CIT Group, Inc. ........................        655,226
                   SERVICES--1.4%
                                                    32,700    Citigroup, Inc.(c)......................      1,575,486
                                                     6,500    JPMorgan Chase & Co. ...................        253,565
                                                     4,637    Leucadia National Corp. ................        322,179
                                                    18,300    +Macquarie Infrastructure Co. ..........        537,105
                                                                                                         ------------
                                                                                                            3,343,561

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                         717    +AboveNet, Inc. ........................         22,944
                   TELECOMMUNICATION
                   SERVICES--1.0%
                                                     9,000    Alltel Corp. ...........................        528,840
                                                     8,600    BellSouth Corp. ........................        238,994
                                                     1,200    CenturyTel, Inc. .......................         42,564
                                                    19,800    +Cincinnati Bell, Inc. .................         82,170
                                                     7,520    MCI, Inc. ..............................        151,603
                                                    11,900    +Qwest Communications International.....         52,836
                                                    17,900    SBC Communications, Inc. ...............        461,283
                                                    17,850    Sprint Corp. ...........................        443,572
                                                    11,000    Verizon Communications, Inc. ...........        445,610
                                                                                                         ------------
                                                                                                            2,470,416

                   --------------------------------------------------------------------------------------------------
                   ELECTRIC                          5,100    DTE Energy Co. .........................        219,963
                   UTILITIES--0.3%
                                                     9,400    PPL Corp. ..............................        500,832
                                                                                                         ------------
                                                                                                              720,795

                   --------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &           26,308    +Solectron Corp. .......................        140,222
                   INSTRUMENTS--0.1%

                   --------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &                2,400    Baker Hughes, Inc. .....................        102,408
                   SERVICES--1.3%
                                                    13,100    ENSCO International, Inc. ..............        415,794
                                                    20,514    GlobalSantaFe Corp. ....................        679,218
                                                     4,000    Halliburton Co. ........................        156,960
                                                    15,000    +Key Energy Services, Inc. .............        177,000
                                                     2,600    +Noble Corp. ...........................        129,324
                                                     4,400    Patterson-UTI Energy, Inc. .............         85,580
                                                    15,570    +Rowan Cos., Inc. ......................        407,925
                                                    10,800    Schlumberger Ltd. ......................        723,060

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   ENERGY EQUIPMENT &
                   SERVICES
                   (CONCLUDED)
                                                     2,500    Tidewater, Inc. ........................   $     89,025
                                                     4,300    +Transocean, Inc. ......................        182,277
                                                                                                         ------------
                                                                                                            3,148,571

                   --------------------------------------------------------------------------------------------------
                   FOOD & STAPLES                    4,800    CVS Corp. ..............................        216,336
                   RETAILING--0.7%
                                                     5,000    Sysco Corp. ............................        190,850
                                                    19,300    Wal-Mart Stores, Inc. ..................      1,019,426
                                                     4,900    Walgreen Co. ...........................        188,013
                                                                                                         ------------
                                                                                                            1,614,625

                   --------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.3%               3,800    Archer-Daniels-Midland Co. .............         84,778
                                                     3,900    ConAgra Foods, Inc. ....................        114,855
                                                     5,900    Sara Lee Corp. .........................        142,426
                                                    19,400    Tyson Foods, Inc. Class A...............        356,960
                                                                                                         ------------
                                                                                                              699,019

                   --------------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT             6,300    Baxter International, Inc. .............        217,602
                   & SUPPLIES--0.1%
                                                     2,500    +Waters Corp. ..........................        116,975
                                                                                                         ------------
                                                                                                              334,577

                   --------------------------------------------------------------------------------------------------
                   HEALTH CARE                       2,600    AmerisourceBergen Corp. ................        152,568
                   PROVIDERS &
                   SERVICES--0.8%
                                                     8,000    Andrx Corp. ............................        174,640
                                                    40,400    +Beverly Enterprises, Inc. .............        369,660
                                                     2,400    HCA, Inc. ..............................         95,904
                                                     3,000    +Humana, Inc. ..........................         89,070
                                                     2,400    +LifePoint Hospitals, Inc. .............         83,568
                                                     3,700    Manor Care, Inc. .......................        131,091
                                                     7,200    +Stewart Enterprises, Inc. Class A......         50,328
                                                    10,500    +Tenet Healthcare Corp. ................        115,290
                                                     5,400    +Triad Hospitals, Inc. .................        200,934
                                                     9,450    +WellChoice, Inc. ......................        504,630
                                                                                                         ------------
                                                                                                            1,967,683

                   --------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &             1,200    Darden Restaurants, Inc. ...............         33,288
                   LEISURE--0.6%
                                                   156,900    +La Quinta Corp. .......................      1,426,221
                                                                                                         ------------
                                                                                                            1,459,509

                   --------------------------------------------------------------------------------------------------
                   HOUSEHOLD                         8,500    Maytag Corp. ...........................        179,350
                   DURABLES--0.1%

                   --------------------------------------------------------------------------------------------------
                   HOUSEHOLD                         4,900    Kimberly-Clark Corp. ...................        322,469
                   PRODUCTS--0.1%

                   --------------------------------------------------------------------------------------------------
                   IT SERVICES--0.2%                 5,000    Automatic Data Processing, Inc. ........        221,750
                                                     1,200    +Computer Sciences Corp. ...............         67,644
                                                     4,500    +SYKES Enterprises, Inc. ...............         31,275
                                                     5,400    +Unisys Corp. ..........................         54,972
                                                                                                         ------------
                                                                                                              375,641

                   --------------------------------------------------------------------------------------------------
                   INDUSTRIAL                       76,400    General Electric Co. ...................      2,788,600
                   CONGLOMERATES--1.4%
                                                    17,500    Tyco International Ltd. ................        625,450
                                                                                                         ------------
                                                                                                            3,414,050

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--2.0%                  14,400    ACE Ltd.(c).............................        615,600
                                                     6,600    The Allstate Corp. .....................        341,352
                                                    27,900    American International Group, Inc. .....      1,832,193
                                                     6,300    Assurant, Inc. .........................        192,465
                                                     2,800    Bristol West Holdings, Inc. ............         56,000
                                                     3,000    Hartford Financial Services Group,
                                                                Inc. .................................        207,930
                                                     4,800    Metlife, Inc. ..........................        194,448
                                                     2,400    Prudential Financial, Inc. .............        131,904
                                                    19,422    The St. Paul Travelers Cos., Inc. ......        719,973
                                                     2,200    UnumProvident Corp. ....................         39,468
                                                     4,800    XL Capital Ltd. Class A.................        372,720
                                                                                                         ------------
                                                                                                            4,704,053

                   --------------------------------------------------------------------------------------------------
                   INTERNET SOFTWARE &              37,700    +DoubleClick, Inc. .....................        293,306
                   SERVICES--0.2%
                                                    25,000    +webMethods, Inc. ......................        180,250
                                                                                                         ------------
                                                                                                              473,556

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   LEISURE EQUIPMENT &               1,800    Eastman Kodak Co. ......................   $     58,050
                   PRODUCTS--0.0%

                   --------------------------------------------------------------------------------------------------
                   MACHINERY--0.0%                   1,200    Deere & Co. ............................         89,280

                   --------------------------------------------------------------------------------------------------
                   MEDIA--1.1%                      20,745    +Comcast Corp. Class A..................        690,394
                                                     9,220    +The DIRECTV Group, Inc. ...............        154,343
                                                     2,400    +EchoStar Communications Corp. Class
                                                                A.....................................         79,776
                                                    15,800    +Liberty Media Corp. Class A............        173,484
                                                     2,456    +Liberty Media International, Inc. Class
                                                                A.....................................        113,541
                                                     4,853    +NTL, Inc. .............................        354,075
                                                    17,300    +Time Warner, Inc. .....................        336,312
                                                    22,955    Viacom, Inc. Class B....................        835,332
                                                                                                         ------------
                                                                                                            2,737,257

                   --------------------------------------------------------------------------------------------------
                   METALS & MINING--1.6%            35,700    +AK Steel Holding Corp. ................        516,579
                                                     9,676    Alcoa, Inc. ............................        304,020
                                                    13,284    +Aleris International, Inc. ............        224,765
                                                     7,500    Arch Coal, Inc. ........................        266,550
                                                     7,100    Consol Energy, Inc. ....................        291,455
                                                     8,200    Freeport-McMoRan Copper & Gold, Inc.
                                                                Class B...............................        313,486
                                                    25,800    +Inco Ltd. .............................        948,924
                                                    38,500    +International Coal Group, Inc.(g) .....        404,250
                                                     5,000    +International Steel Group, Inc. .......        202,800
                                                     2,700    Newmont Mining Corp. ...................        119,907
                                                     2,400    Nucor Corp. ............................        125,616
                                                     3,900    United States Steel Corp. ..............        199,875
                                                                                                         ------------
                                                                                                            3,918,227

                   --------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &                17,400    +The AES Corp. .........................        237,858
                   UNREGULATED
                   POWER--0.1%

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--3.7%                   3,800    Amerada Hess Corp. .....................        313,044
                                                    24,660    ChevronTexaco Corp. ....................      1,294,897
                                                     4,279    ConocoPhillips..........................        371,545
                                                     5,374    Devon Energy Corp. .....................        209,156
                                                   153,600    El Paso Corp. ..........................      1,597,440
                                                    19,708    Exxon Mobil Corp. ......................      1,010,232
                                                    19,679    Kerr-McGee Corp. .......................      1,137,249
                                                    19,600    Marathon Oil Corp. .....................        737,156
                                                     2,300    +Newfield Exploration Co. ..............        135,815
                                                     3,900    Noble Energy, Inc. .....................        240,474
                                                    12,300    Occidental Petroleum Corp. .............        717,828
                                                    10,000    +Stone Energy Corp. ....................        450,900
                                                    10,800    Unocal Corp. ...........................        466,992
                                                     4,800    Williams Cos., Inc. ....................         78,192
                                                                                                         ------------
                                                                                                            8,760,920

                   --------------------------------------------------------------------------------------------------
                   PAPER & FOREST                   11,800    Bowater, Inc. ..........................        518,846
                   PRODUCTS--0.3%
                                                     6,600    Deltic Timber Corp. ....................        280,170
                                                       148    +Neenah Paper, Inc. ....................          4,825
                                                                                                         ------------
                                                                                                              803,841

                   --------------------------------------------------------------------------------------------------
                   PERSONAL                          3,600    The Gillette Co. .......................        161,208
                   PRODUCTS--0.1%

                   --------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--2.4%            10,400    Abbott Laboratories.....................        485,160
                                                    20,900    Bristol-Myers Squibb Co. ...............        535,458
                                                     6,600    Eli Lilly & Co. ........................        374,550
                                                     3,625    +IVAX Corp. ............................         57,347
                                                    20,000    Johnson & Johnson.......................      1,268,400
                                                    19,600    Merck & Co., Inc........................        629,944
                                                    58,650    Pfizer, Inc. ...........................      1,577,098
                                                    20,100    Schering-Plough Corp. ..................        419,688
                                                     1,300    +Watson Pharmaceuticals, Inc. ..........         42,653
                                                     7,300    Wyeth...................................        310,907
                                                                                                         ------------
                                                                                                            5,701,205

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                  INDUSTRY++                   HELD                 COMMON STOCKS                    VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                   REAL ESTATE--0.3%                 8,400    Aames Investment Corp. .................   $     89,880
                                                     2,600    Catellus Development Corp. .............         79,560
                                                     1,200    Cedar Shopping Centers, Inc. ...........         17,160
                                                    16,255    Friedman Billings Ramsey Group, Inc.
                                                                Class A...............................        315,184
                                                     8,200    Provident Senior Living Trust(e)........        131,200
                                                                                                         ------------
                                                                                                              632,984

                   --------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.4%                 7,500    CSX Corp. ..............................        300,600
                                                     7,800    +Swift Transportation Co., Inc. ........        167,544
                                                     8,800    Union Pacific Corp. ....................        591,800
                                                                                                         ------------
                                                                                                            1,059,944

                   --------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &                 25,150    +Agere Systems, Inc. Class A............         34,455
                   SEMICONDUCTOR
                   EQUIPMENT--0.5%

                                                    62,719    +Agere Systems, Inc. Class B............         84,671
                                                       629    +Freescale Semiconductor, Inc.
                                                                Class B...............................         11,548
                                                    24,600    Intel Corp. ............................        575,394
                                                    43,100    +LSI Logic Corp. .......................        236,188
                                                    43,700    +Lattice Semiconductor Corp. ...........        249,090
                                                                                                         ------------
                                                                                                            1,191,346

                   --------------------------------------------------------------------------------------------------
                   SOFTWARE--2.1%                   62,600    Computer Associates International,
                                                                Inc. .................................      1,944,356
                                                    18,400    +Compuware Corp. .......................        119,048
                                                     6,000    +Informatica Corp. .....................         48,720
                                                    81,200    Microsoft Corp. ........................      2,168,852
                                                    49,900    +Siebel Systems, Inc. ..................        523,950
                                                     3,200    +Veritas Software Corp. ................         91,360
                                                                                                         ------------
                                                                                                            4,896,286

                   --------------------------------------------------------------------------------------------------
                   SPECIALTY                         7,400    Circuit City Stores, Inc. ..............        115,736
                   RETAIL--0.4%
                                                     6,100    Home Depot, Inc. .......................        260,714
                                                     2,500    +Office Depot, Inc. ....................         43,400
                                                    20,600    +Toys R US, Inc. .......................        421,682
                                                                                                         ------------
                                                                                                              841,532

                   --------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &              32,700    +Unifi, Inc. ...........................        125,241
                   LUXURY GOODS--0.1%

                   --------------------------------------------------------------------------------------------------
                   THRIFTS & MORTGAGE                2,350    Fannie Mae..............................        167,343
                   FINANCE--0.1%
                                                     4,300    Washington Mutual, Inc..................        181,804
                                                                                                         ------------
                                                                                                              349,147

                   --------------------------------------------------------------------------------------------------
                   TOBACCO--0.3%                    13,300    Altria Group, Inc.......................        812,630

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN THE UNITED STATES     70,557,657

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN COMMON STOCKS
                                                              (COST--$101,449,341)--56.0%                 133,843,469

---------------------------------------------------------------------------------------------------------------------
                                                                            MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------------
VIETNAM--0.0%      DIVERSIFIED FINANCIAL            42,418    +Vietnam Enterprise Investments Ltd.
                   SERVICES--0.0%                               (Redeemable Shares)...................         53,023

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN MUTUAL FUNDS
                                                              (COST--$50,000)--0.0%                            53,023

---------------------------------------------------------------------------------------------------------------------
                                                                          PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.2%    COMMERCIAL BANKS--0.2%           12,200    National Australia Bank Ltd. (7.875%
                                                                Convertible) .........................        462,868

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL PREFERRED STOCKS IN AUSTRALIA             462,868

---------------------------------------------------------------------------------------------------------------------
UNITED             DIVERSIFIED                       3,698    McLeodUSA, Inc. Series A (7%
STATES--0.5%       TELECOMMUNICATION                            Convertible)..........................         13,479
                   SERVICES--0.0%

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                   8,000    XL Capital Ltd. (6.50% Convertible) ....        203,600

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                 INDUSTRY++                    HELD                PREFERRED STOCKS                  VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                   THRIFTS & MORTGAGE                    9    Fannie Mae (5.375% Convertible).........   $    952,875
                   FINANCE--0.4%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL PREFERRED STOCKS IN THE UNITED
                                                              STATES                                        1,169,954

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                              (COST--$1,753,817)--0.7%                      1,632,822

---------------------------------------------------------------------------------------------------------------------
                                                                            WARRANTS(D)
---------------------------------------------------------------------------------------------------------------------
JAPAN              REAL ESTATE--0.1%               150,792    Marco Polo Investment Holdings
                                                                Limited...............................         75,396

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL WARRANTS IN JAPAN                          75,396

---------------------------------------------------------------------------------------------------------------------
UNITED             COMMUNICATIONS                    6,168    Lucent Technologies, Inc. ..............          9,684
STATES--0.1%       EQUIPMENT--0.0%

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                   99,000    Foster Wheeler Ltd. Class B.............         69,300
                   ENGINEERING--0.0%

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                         302    AboveNet, Inc. (expires 9/08/2008)......          2,794
                   TELECOMMUNICATION
                   SERVICES--0.0%
                                                       355    AboveNet, Inc. (expires 9/08/2010) .....          2,574
                                                     8,194    McLeodUSA Incorporated..................          1,721
                                                                                                         ------------
                                                                                                                7,089

                   --------------------------------------------------------------------------------------------------
                                                              TOTAL WARRANTS IN THE UNITED STATES              86,073

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN WARRANTS
                                                              (COST--$163,381)--0.1%                          161,469

---------------------------------------------------------------------------------------------------------------------
                                                                               RIGHTS
---------------------------------------------------------------------------------------------------------------------
UNITED             COMMERCIAL                       20,500    Information Resources, Inc.(i)..........         19,475
STATES--0.0%       SERVICES &
                   SUPPLIES--0.0%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN RIGHTS
                                                              (COST--$34,440)--0.0%                            19,475

---------------------------------------------------------------------------------------------------------------------

                                                 FACE
                                                AMOUNT                FIXED INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.5%    FOOD PRODUCTS--0.1%       US$   300,000    Burns Philp & Co. Ltd., 10.75% due
                                                                2/15/2011.............................        337,500

                   --------------------------------------------------------------------------------------------------
                   FOREIGN GOVERNMENT       A$   1,300,000    Australia Government Bond Series 705,
                   OBLIGATIONS--0.4%                            7.50% due 7/15/2005...................      1,031,223

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN
                                                                AUSTRALIA                                   1,368,723

---------------------------------------------------------------------------------------------------------------------
BRAZIL--0.2%       FOOD PRODUCTS--0.1%       US$   150,000    Cosan SA Industria e Comercio, 9% due
                                                                11/01/2009(e).........................        156,750

                   --------------------------------------------------------------------------------------------------
                   FOREIGN GOVERNMENT              350,000    Brazilian Government International Bond,
                   OBLIGATIONS--0.1%                            8.25% due 1/20/2034...................        340,725

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN BRAZIL         497,475

---------------------------------------------------------------------------------------------------------------------
CANADA--0.1%       WIRELESS
                   TELECOMMUNICATION                          Rogers Wireless Communications, Inc.(e):
                   SERVICES--0.1%
                                                   200,000      5.525% due 12/15/2010(b)..............        209,500
                                            C$     100,000      7.625% due 12/15/2011.................         87,009
                                                                                                         ------------
                                                                                                              296,509

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN CANADA         296,509

---------------------------------------------------------------------------------------------------------------------
CAYMAN             COMMERCIAL BANKS--0.1%   Y   21,000,000    SMFG Finance Ltd., 2.55% due 7/11/2005
ISLANDS--0.2%                                                   (Convertible).........................        471,357

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.1%           US$   120,000    Momenta/Cayman, 2.50% due 8/01/2007
                                                                (Convertible) (Regulation S)..........        121,350

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN THE
                                                              CAYMAN ISLANDS                                  592,707

---------------------------------------------------------------------------------------------------------------------
CHILE--0.6%        ELECTRIC                      1,773,822    Empresa Electrica del Norte Grande
                   UTILITIES--0.6%                              SA/Chile, 4% due 11/05/2017...........      1,472,272

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN CHILE        1,472,272

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 FACE
COUNTRY                 INDUSTRY++              AMOUNT                FIXED INCOME SECURITIES               VALUE
---------------------------------------------------------------------------------------------------------------------
CHINA--0.1%        INDUSTRIAL                US$   150,000    Hutchison Whampoa International Ltd.,
                   CONGLOMERATES--0.1%                          5.45% due 11/24/2010..................   $    155,221

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN CHINA          155,221

---------------------------------------------------------------------------------------------------------------------
EUROPE--3.4%       COMMERCIAL
                   BANKS--3.4%                                European Investment Bank:
                                            E      900,000      3.50% due 10/15/2005..................      1,234,981
                                            L    1,550,000      6.125% due 12/07/2005.................      3,016,334
                                            E    1,400,000      4% due 1/15/2007......................      1,956,565
                                                 1,325,000      3.55% due 4/15/2008...................      1,807,308
                                                                                                         ------------
                                                                                                            8,015,188

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN EUROPE       8,015,188

---------------------------------------------------------------------------------------------------------------------
FRANCE--1.3%       COMMERCIAL                    1,050,000    ERAP, 2.875% due 7/12/2006..............      1,437,778
                   BANKS--0.6%

                   --------------------------------------------------------------------------------------------------
                   CONTAINERS &              US$   470,000    Crown European Holdings SA, 10.875% due
                   PACKAGING--0.2%                              3/01/2013.............................        555,775

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL    E      375,000    Caisse d'Amortissement de la Dette
                   SERVICES--0.2%                               Sociale, 4% due 10/25/2014............        520,625

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.2%          L      200,000    Reseau Ferre de France, 6.625% due
                                                                3/29/2005.............................        385,772

                   --------------------------------------------------------------------------------------------------
                   SOFTWARE--0.1%                             Infogrames Entertainment SA
                                                                (Convertible):
                                            E      183,300      1.50% due 7/01/2005...................        210,784
                                                    39,900      Series WW, 4% due 4/01/2009...........         33,315
                                                                                                         ------------
                                                                                                              244,099

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN FRANCE       3,144,049

---------------------------------------------------------------------------------------------------------------------
GERMANY--3.8%      COMMERCIAL BANKS--1.9%
                                                              KfW--Kreditanstalt fuer Wiederaufbau:
                                            L      875,000      4.125% due 6/07/2006..................      1,669,845
                                                   175,000      4.80% due 10/27/2006..................        335,815
                                            E    1,050,000      3.125% due 11/15/2006.................      1,443,405
                                                   750,000      4.25% due 7/04/2014...................      1,066,287
                                                                                                         ------------
                                                                                                            4,515,352

                   --------------------------------------------------------------------------------------------------
                   FOREIGN GOVERNMENT            3,000,000    Deutsche Bundesrepublik Series 00, 5.25%
                   OBLIGATIONS--1.9%                            due 1/04/2011.........................      4,524,756

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN GERMANY      9,040,108

---------------------------------------------------------------------------------------------------------------------
INDIA--0.3%        AUTOMOBILES--0.2%         US$   200,000    Tata Motors Ltd., 1% due 7/31/2008
                                                                (Convertible)(e)......................        401,000

                   --------------------------------------------------------------------------------------------------
                   MEDIA--0.1%                     230,000    Zee Telefilms Ltd, 0.50% due
                                                                4/29/2009.............................        236,604

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN INDIA          637,604

---------------------------------------------------------------------------------------------------------------------
ITALY--0.2%        FOREIGN GOVERNMENT       Y   50,000,000    Italy Government International Bond,
                   OBLIGATIONS--0.2%                            0.375% due 10/10/2006.................        489,514

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN ITALY          489,514

---------------------------------------------------------------------------------------------------------------------
JAPAN--0.8%        COMMERCIAL BANKS--0.6%       13,000,000    The Bank of Fukuoka Ltd. Series 2, 1.10%
                                                                due 9/28/2007 (Convertible)...........        181,837
                                                38,000,000    The Bank of Kyoto Ltd. Series 1, 1.90%
                                                                due 9/30/2009 (Convertible)...........        535,022
                                                75,000,000    International Bank for Reconstruction &
                                                                Development Series 670, 2% due
                                                                2/18/2008.............................        771,096
                                                                                                         ------------
                                                                                                            1,487,955

                   --------------------------------------------------------------------------------------------------
                   TRADING COMPANIES &          35,000,000    Mitsubishi Corp., 0%* due 6/17/2011
                   DISTRIBUTORS--0.2%                           (Convertible).........................        414,517

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN JAPAN        1,902,472

---------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--0.1%   INDUSTRIAL                US$   142,000    Tyco International Group SA, 2.75% due
                   CONGLOMERATES--0.1%                          1/15/2018 (Convertible)(e)............        225,070

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN
                                                              LUXEMBOURG                                      225,070

---------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%     FOREIGN GOVERNMENT        MYR 2,250,000    Malaysia Government Bond Series 386X,
                   OBLIGATIONS--0.3%                            8.60% due 12/01/2007..................        683,567

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN
                                                                MALAYSIA                                      683,567

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 FACE
COUNTRY                 INDUSTRY++              AMOUNT                FIXED INCOME SECURITIES               VALUE
---------------------------------------------------------------------------------------------------------------------
MEXICO--0.2%       CONTAINERS &              US$   225,000    Vitro Envases Norteamerica, 10.75% due
                   PACKAGING--0.1%                              7/23/2011(e)..........................   $    233,438

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.1%          L      120,000    Petroleos Mexicanos, 14.50% due
                                                                3/31/2006.............................        255,846

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN MEXICO         489,284

---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.8%  FOOD PRODUCTS--0.2%      E      350,000    Royal Numico NV, 4.25% due 6/26/2005
                                                                (Convertible) (Regulation S)..........        478,116

                   --------------------------------------------------------------------------------------------------
                   FOREIGN GOVERNMENT              475,000    Netherlands Government Bond, 3.75% due
                   OBLIGATIONS--0.3%                            7/15/2014.............................        649,820

                   --------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &          US$   100,000    ASM International NV, 4.25% due
                   SEMICONDUCTOR                                12/06/2011(e) (Convertible)...........        105,375
                   EQUIPMENT--0.3%
                                            E      550,000    Infineon Technologies Holding BV, 4.25%
                                                                due 2/06/2007 (Convertible)...........        760,147
                                                                                                         ------------
                                                                                                              865,522

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN THE
                                                              NETHERLANDS                                   1,993,458

---------------------------------------------------------------------------------------------------------------------
SOUTH              WIRELESS                  US$   350,000    LG Telecom Ltd, 8.25% due
KOREA--0.2%        TELECOMMUNICATION                            7/15/2009(e)..........................        379,416
                   SERVICES--0.2%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN SOUTH
                                                              KOREA                                           379,416

---------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%       FOREIGN GOVERNMENT
                   OBLIGATIONS--0.4%                          Sweden Government Bond Series:
                                             SEK   500,000      1040, 6.50% due 5/05/2008.............         83,547
                                                 4,375,000      3101, 4% due 12/01/2008...............        820,041

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN SWEDEN         903,588

---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.1%  INSURANCE--0.1%           US$   150,000    Swiss Life Finance Ltd., 2% due
                                                                5/20/2005 (Convertible)...............        168,000

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN
                                                                SWITZERLAND                                   168,000

---------------------------------------------------------------------------------------------------------------------
UNITED             DIVERSIFIED
KINGDOM--0.4%      TELECOMMUNICATION
                   SERVICES--0.4%                             Colt Telecom Group Plc:
                                            E      500,000      2% due 3/29/2006......................        773,073
                                                   175,000      2% due 4/03/2007 (Convertible)
                                                                (Regulation S)........................        278,306
                                                                                                         ------------
                                                                                                            1,051,379

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN THE
                                                              UNITED KINGDOM                                1,051,379

---------------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE &              US$     90,000    GenCorp, Inc., 5.75% due 4/15/2007
STATES--3.5%       DEFENSE--0.0%                                (Convertible).........................         98,438

                   --------------------------------------------------------------------------------------------------
                   AIRLINES--0.0%                  136,210    Northwest Airlines, Inc. Series
                                                                1999-3-B, 9.485% due 10/01/2016.......         96,649

                   --------------------------------------------------------------------------------------------------
                   BIOTECHNOLOGY--0.2%                        Abgenix, Inc. (Convertible):
                                                   330,000      3.50% due 3/15/2007...................        327,938
                                                   120,000      1.75% due 12/15/2011(e)...............        129,750
                                                                                                         ------------
                                                                                                              457,688

                   --------------------------------------------------------------------------------------------------
                   COMMUNICATIONS                  155,000    Lucent Technologies, Inc., 8% due
                   EQUIPMENT--0.1%                              8/01/2031 (Convertible)...............        172,438

                   --------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                1,413,750    Foster Wheeler LLC Series A, 10.359% due
                   ENGINEERING--0.9%                            9/15/2011.............................      1,519,781
                                                   376,000    J Ray McDermott SA, 11% due
                                                                12/15/2013(e).........................        419,240
                                                              McDermott, Inc.:
                                                   100,000      7.84% due 4/04/2005...................        101,000
                                                   180,000      8.75% due 5/19/2023...................        181,800
                                                                                                         ------------
                                                                                                            2,221,821

                   --------------------------------------------------------------------------------------------------
                   CONTAINERS &                    220,000    Anchor Glass Container Corp., 11% due
                   PACKAGING--0.2%                              2/15/2013.............................        235,400
                                                   225,000    Corning, Inc., 7% due 3/15/2007.........        225,000
                                                   150,000    Crown Cork & Seal Co., Inc., 7.50% due
                                                                12/15/2096............................        127,500
                                                                                                         ------------
                                                                                                              587,900

                   --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 FACE
COUNTRY                 INDUSTRY++              AMOUNT                FIXED INCOME SECURITIES               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                   DIVERSIFIED FINANCIAL                      General Electric Capital Corp.:
                   SERVICES--0.3%           Y   40,000,000      0.10% due 12/20/2005..................   $    390,300
                                                25,000,000      1.40% due 11/02/2006..................        249,197
                                                                                                         ------------
                                                                                                              639,497

                   --------------------------------------------------------------------------------------------------
                   DIVERSIFIED                                MCI, Inc.:
                   TELECOMMUNICATION         US$   337,000      5.908% due 5/01/2007..................        345,004
                   SERVICES--0.3%                  337,000      6.688% due 5/01/2009..................        348,795
                                                   229,000      7.735% due 5/01/2014..................        246,175
                                                                                                         ------------
                                                                                                              939,974

                   --------------------------------------------------------------------------------------------------
                   GAS UTILITIES--0.0%              82,000    Aventine Renewable Energy Holdings,
                                                                Inc., 8.501% due 12/15/2011(b)(e).....         82,820

                   --------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS           150,000    Beverly Enterprises, Inc., 7.875% due
                   & SERVICES--0.1%                             6/15/2014(e)..........................        160,875

                   --------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                 130,000    Crum & Forster Holdings Corp., 10.375%
                                                                due 6/15/2013.........................        144,950

                   --------------------------------------------------------------------------------------------------
                   MEDIA--0.1%                     119,740    Avalon Cable LLC, 11.875% due
                                                                12/01/2008............................        124,979

                   --------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &        L       84,000    The AES Corp., 8.375% due 3/01/2011.....        170,948
                   UNREGULATED               US$   275,000    Calpine Corp., 7.625% due 4/15/2006.....        270,188
                   POWER--0.7%                                Calpine Generating Co. LLC(b):
                                                   720,000      5.756% due 4/01/2009..................        738,000
                                                   400,000      7.756% due 4/01/2010..................        391,000
                                                                                                         ------------
                                                                                                            1,570,136

                   --------------------------------------------------------------------------------------------------
                   OIL & GAS--0.1%                 125,000    McMoRan Exploration Co., 5.25% due
                                                                10/06/2011 (Convertible)..............        176,719

                   --------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &                250,000    LSI Logic Corp., 4% due 11/01/2006
                   SEMICONDUCTOR                                (Convertible).........................        247,198
                   EQUIPMENT--0.1%

                   --------------------------------------------------------------------------------------------------
                   SOFTWARE--0.1%                  125,000    Computer Associates International, Inc.,
                                                                5% due 3/15/2007 (Convertible)(e).....        161,406

                   --------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &             249,391    +Galey & Lord, Inc., Term, due
                   LUXURY GOODS--0.0%                           9/05/2009(j)..........................         79,805

                   --------------------------------------------------------------------------------------------------
                   WIRELESS                        350,000    Nextel Communications, Inc., 5.25% due
                   TELECOMMUNICATION                            1/15/2010 (Convertible)...............        358,318
                   SERVICES--0.2%

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL FIXED INCOME SECURITIES IN THE
                                                              UNITED STATES                                 8,321,611

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN FIXED INCOME
                                                              SECURITIES (COST--$35,672,260)--17.5%        41,827,215

---------------------------------------------------------------------------------------------------------------------
                                                                    U.S. GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
                                                              U.S. Treasury Notes:
                                                   500,000      4% due 6/15/2009......................        509,512
                                                 1,250,000      4.75% due 5/15/2014(c)................      1,302,636

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN U.S. GOVERNMENT
                                                              OBLIGATIONS (COST--$1,750,361)--0.8%          1,812,148

---------------------------------------------------------------------------------------------------------------------

                                              BENEFICIAL
                                               INTEREST                  OTHER INTERESTS(H)
---------------------------------------------------------------------------------------------------------------------
UNITED             DIVERSIFIED                     500,000    AboveNet, Inc.. (Litigation Trust
STATES--0.0%       TELECOMMUNICATION                            Certificates).........................              0
                   SERVICES--0.0%

                                                 1,000,000    WilTel Communications Group, Inc.
                                                                (Litigation Trust Certificates).......              0

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN OTHER INTERESTS
                                                              (COST--$0)--0.0%                                      0

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                 FACE
COUNTRY                                         AMOUNT                 SHORT-TERM SECURITIES                VALUE
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.2%    TIME DEPOSITS--0.2%      S$     720,533    Singapore Time Deposit, 1.27% due
                                                                1/07/2005.............................   $    441,395

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL SHORT-TERM SECURITIES IN SINGAPORE        441,395

---------------------------------------------------------------------------------------------------------------------
UNITED             FOREIGN COMMERCIAL       L      600,000    General Electric Capital Corporation,
KINGDOM--0.5%      PAPER**--0.5%                                4.77% due 1/14/2005...................      1,149,914

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL SHORT-TERM SECURITIES IN THE
                                                              UNITED KINGDOM                                1,149,914

---------------------------------------------------------------------------------------------------------------------
                                              BENEFICIAL
                                               INTEREST
---------------------------------------------------------------------------------------------------------------------
UNITED
STATES--17.4%
                                            US$ 41,632,810    Merrill Lynch Liquidity Series, LLC Cash
                                                                Sweep Series I(f).....................     41,632,810

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL SHORT-TERM SECURITIES IN THE
                                                              UNITED STATES                                41,632,810

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN SHORT-TERM
                                                              SECURITIES (COST--$43,228,087)--18.1%        43,224,119

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS
                                                              (COST--$184,101,687)--93.2%                 222,573,740

---------------------------------------------------------------------------------------------------------------------

                                              NUMBER OF
                                              CONTRACTS                 CALL OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------------------------
                                                              3Com Corp.:
                                                       103      expiring January 2005 at USD 5, Broker
                                                                UBS Warburg...........................           (515)

                                                        60      expiring January 2006 at USD 5, Broker
                                                                UBS Warburg...........................         (3,900)

                                                        80    Andrx Corp., expiring June 2005 at USD
                                                                17.5, Broker Citigroup Global
                                                                Markets...............................        (44,000)

                                                        74    Circuit City Stores, Inc.,
                                                                expiring January 2005 at USD 12.5,
                                                                Broker Morgan Stanley.................        (24,420)

                                                        50    Computer Associates International, Inc.,
                                                                expiring February 2005 at USD 25,
                                                                Broker
                                                                Morgan Stanley........................        (31,500)

                                                       110    Compuware Corp.,
                                                                expiring February 2005 at USD 5,
                                                                Broker Deutsche Bank..................        (17,050)

                                                              Corinthian Colleges, Inc.:
                                                       125      expiring February 2005 at USD 10,
                                                                Broker Credit Suisse First Boston.....       (113,750)

                                                       100      expiring February 2005 at USD 10,
                                                                Broker
                                                                UBS Warburg...........................        (91,000)

                                                        64      expiring May 2005 at USD 15, Broker
                                                                UBS Warburg...........................        (30,720)

                                                        47      expiring January 2006 at USD 15,
                                                                Broker Deutsche Bank..................        (27,730)

                                                        47      expiring January 2006 at USD 20,
                                                                Broker
                                                                UBS Warburg...........................        (16,450)

                                                              DoubleClick, Inc.:
                                                       126      expiring January 2005 at USD 5, Broker
                                                                Credit Suisse First Boston............        (37,170)

                                                       125      expiring January 2005 at USD 5, Broker
                                                                Deutsche Bank.........................        (36,875)

                                                        60    Informatica Corp., expiring March 2005
                                                                at USD 5, Broker Deutsche Bank........        (19,800)

                                                       100    Intel Corp., expiring April 2005 at USD
                                                                20, Broker Deutsche Bank..............        (39,000)


--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              NUMBER OF
                                              CONTRACTS                 CALL OPTIONS WRITTEN                VALUE
---------------------------------------------------------------------------------------------------------------------
                                                              LSI Logic Corp.:
                                                       371      expiring January 2005 at USD 5, Broker
                                                                UBS Warburg...........................   $    (22,260)

                                                        60      expiring January 2005 at USD 5, Broker
                                                                Wachovia Securities...................         (3,600)

                                                              Lucent Technologies, Inc.:
                                                        76      expiring January 2005 at USD 5, Broker
                                                                Citigroup Global Markets..............           (380)

                                                       105      expiring January 2005 at USD 5, Broker
                                                                Credit Suisse First Boston............           (525)

                                                        51    Maytag Corp., expiring January 2005 at
                                                                USD 25, Broker Credit Suisse First
                                                                Boston................................           (765)

                                                              McDermott International, Inc.:
                                                        18      expiring February 2005 at USD 10,
                                                                Broker Citigroup Global Markets.......        (15,300)

                                                        47      expiring February 2005 at USD 10,
                                                                Broker Deutsche Bank..................        (39,950)

                                                        40      expiring February 2005 at USD 12.5,
                                                                Broker Citigroup Global Markets.......        (24,400)

                                                        19      expiring May 2005 at USD 12.5, Broker
                                                                Deutsche Bank.........................        (12,160)

                                                        20      expiring May 2005 at USD 15, Broker
                                                                UBS Warburg...........................         (8,600)

                                                        28      expiring May 2005 at USD 17.5, Broker
                                                                UBS Warburg...........................         (7,420)

                                                        24    Merck & Co., Inc., expiring January 2006
                                                                at USD 27.5, Broker Morgan Stanley....        (14,160)

                                                              Nokia Oyj:
                                                        65      expiring January 2005 at USD 12.5,
                                                                Broker Citigroup Global Markets.......        (21,450)

                                                        70      expiring January 2005 at USD 12.5,
                                                                Broker Morgan Stanley.................        (23,100)

                                                        51      expiring January 2005 at USD 15,
                                                                Broker
                                                                Morgan Stanley........................         (4,845)

                                                              Nortel Networks Corp.:
                                                       450      expiring January 2005 at USD 5, Broker
                                                                UBS Warburg...........................         (2,250)

                                                       254      expiring January 2006 at USD 2.5,
                                                                Broker
                                                                Morgan Stanley........................        (33,020)

                                                       601      expiring January 2006 at USD 2.5,
                                                                Broker
                                                                UBS Warburg...........................        (78,130)

                                                              Quanta Services, Inc.:
                                                        28      expiring May 2005 at USD 7.5, Broker
                                                                Deutsche Bank.........................         (3,640)

                                                        19      expiring January 2006 at USD 10,
                                                                Broker
                                                                Morgan Stanley........................         (1,900)

                                                        36      expiring January 2006 at USD 10,
                                                                Broker
                                                                UBS Warburg...........................         (3,600)

                                                              Siebel Systems, Inc.:
                                                       124      expiring February 2005 at USD 7.5,
                                                                Broker Citigroup Global Markets.......        (38,440)

                                                       250      expiring January 2006 at USD 7.5,
                                                                Broker Citigroup Global Markets.......        (95,000)

                                                       105    Tenet Healthcare Corp., expiring January
                                                                2005 at USD 10, Broker Morgan
                                                                Stanley...............................        (11,550)

                                                        25    Toys R US, Inc.:
                                                                expiring January 2005 at USD 15,
                                                                Broker
                                                                Morgan Stanley........................        (14,250)


--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              NUMBER OF
                                              CONTRACTS                   OPTIONS WRITTEN                   VALUE
---------------------------------------------------------------------------------------------------------------------
                                                        48    Toys R US, Inc. (concluded):
                                                                expiring March 2005 at USD 15, Broker
                                                                Morgan Stanley........................   $    (27,360)

                                                        51    Tyson Foods, Inc. Class A, expiring
                                                                January 2005 at USD 17.5, Broker
                                                                Morgan Stanley........................         (5,355)

                                                       240    webMethods, Inc., expiring January 2005
                                                                at USD 5, Broker Citigroup Global
                                                                Markets...............................        (52,800)

                   --------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN OPTIONS WRITTEN
                                                                (PREMIUMS RECEIVED--$650,709)--(0.5%)      (1,100,090)

---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS, NET OF OPTIONS
                                                                WRITTEN (COST--$183,450,978***)--92.7%    221,473,650
                                                              OTHER ASSETS LESS LIABILITIES--7.3%          17,349,044
                                                                                                         ------------
                                                              NET ASSETS--100.0%                         $238,822,694
                                                                                                         ============

---------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

** Foreign commercial paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

*** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost, net of options written......................  $183,990,027
                                                              ============
Gross unrealized appreciation...............................  $ 43,013,860
Gross unrealized depreciation...............................    (5,530,237)
                                                              ------------
Net unrealized appreciation.................................  $ 37,483,623
                                                              ============
--------------------------------------------------------------------------

(a)  Depositary Receipts.

(b)  Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                      NET ACTIVITY        INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I         $8,327,267        $599,620
Merrill Lynch Liquidity Series, LLC Money Market Series         $ (139,124)       $    757
Merrill Lynch Premier Institutional Fund                           (46,376)       $    223
-----------------------------------------------------------------------------------------------

(g)  Restricted securities as to resale.

------------------------------------------------------------------------------------------------------------
ISSUE                                                            ACQUISITION DATE(S)       COST      VALUE
------------------------------------------------------------------------------------------------------------
International Coal Group, Inc.                                 12/06/2004 - 12/14/2004   $394,350   $404,250
Koninklijke Ahold NV*                                                12/11/2003            71,639     89,006
------------------------------------------------------------------------------------------------------------
TOTAL.................................................................................   $465,989   $493,256
                                                                                         ========   ========
------------------------------------------------------------------------------------------------------------

* Depositary receipts.

(h) Other interest represents beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(i) The rights entitle the holder to potential cash distributions pending litigation settlement.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(j) Floating rate corporate debt in which the Portfolio invests generally pays interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

Financial futures contracts purchased as of December 31, 2004 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                                    FACE      UNREALIZED
CONTRACTS       ISSUE        EXCHANGE   EXPIRATION DATE     VALUE     APPRECIATION
----------------------------------------------------------------------------------
   15      FTSE               LIFFE       March 2005      $1,359,689    $ 21,920
   28      Nikkei 225 Index   OSAKA       March 2005      $2,975,378    $161,540
----------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET.....................                 $183,460
                                                                        ========
----------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2004 were as follows:

--------------------------------------------------------------------------------------
NUMBER OF                                                         FACE     UNREALIZED
CONTRACTS       ISSUE           EXCHANGE      EXPIRATION DATE    VALUE    DEPRECIATION
--------------------------------------------------------------------------------------
   24      DJ Euro Stoxx 50  Euronext Paris     March 2005      $972,816    $(11,120)
    3      S&P 500 Index               NYSE     March 2005      $923,374    $(13,099)
--------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET......................................    $(24,219)
                                                                            ========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Summary of Fund's Overall Asset Mix
As of December 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
                                                                 NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities...............................................         28.8%*               36.0%
European Equities...........................................          8.6                 14.4
Pacific Basin Equities......................................         17.1                  7.4
Other Equities..............................................          2.4                  2.2
TOTAL EQUITIES..............................................         56.9                 60.0
U.S. Dollar Denominated Fixed Income Securities.............          8.5                 24.0
  U.S. Issuer...............................................          4.3                   --
  Non-U.S. Issuer...........................................          4.2                   --
Non-U.S. Dollar Denominated Fixed Income Securities.........         10.5                 16.0
TOTAL FIXED INCOME SECURITIES...............................         19.0                 40.0
CASH & CASH EQUIVALENTS.....................................         24.1**                 --
------------------------------------------------------------------------------------------------------

*    Includes value of financial futures contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY+                         AMOUNT                  CORPORATE BONDS                    VALUE
-----------------------------------------------------------------------------------------------------
AEROSPACE &                     $  250,000    DRS Technologies, Inc., 6.875% due
DEFENSE--2.2%                                   11/01/2013............................    $   261,250
                                   250,000    K&F Acquisition, Inc., 7.75% due
                                                11/15/2014(e).........................        258,125
                                   250,000    Standard Aero Holdings, Inc., 8.25% due
                                                9/01/2014(e)..........................        270,000
                                   500,000    Transdigm, Inc., 8.375% due 7/15/2011...        536,250
                                   550,000    Vought Aircraft Industries, Inc., 8% due
                                                7/15/2011.............................        534,875
                                                                                          -----------
                                                                                            1,860,500
-----------------------------------------------------------------------------------------------------
AIRLINES--2.5%                     750,000    American Airlines, Inc. Series 2001-2,
                                                7.80% due 4/01/2008...................        686,486
                                 1,143,884    Continental Airlines, Inc. Series
                                                2001-1, 7.033% due 6/15/2011..........        941,496
                                 1,000,000    Delta Air Lines, Inc., 8.30% due
                                                12/15/2029............................        485,000
                                                                                          -----------
                                                                                            2,112,982
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE--3.0%                   250,000    Advanced Accessory Systems LLC, 10.75%
                                                due 6/15/2011.........................        237,500
                                   250,000    Asbury Automotive Group, Inc., 8% due
                                                3/15/2014.............................        247,500
                                   750,000    Autocam Corp., 10.875% due 6/15/2014....        742,500
                                   250,000    Keystone Automotive Operations, Inc.,
                                                9.75% due 11/01/2013..................        267,500
                                              Metaldyne Corp.:
                                   417,000      11% due 6/15/2012.....................        346,110
                                   325,000      10% due 11/01/2013(e).................        308,750
                                              Tenneco Automotive, Inc.:
                                   250,000      8.625% due 11/15/2014(e)..............        260,000
                                   125,000      Series B, 10.25% due 7/15/2013........        147,500
                                   150,000    Venture Holdings Co. LLC, 11% due
                                                6/01/2007(c)..........................          3,000
                                                                                          -----------
                                                                                            2,560,360
-----------------------------------------------------------------------------------------------------
BROADCASTING--1.9%                 250,000    CanWest Media, Inc., 8% due
                                                9/15/2012(e)..........................        268,125
                                   250,000    Entercom Radio LLC, 7.625% due
                                                3/01/2014.............................        269,063
                                   250,000    Granite Broadcasting Corp., 9.75% due
                                                12/01/2010............................        238,750
                                   500,000    Nextmedia Operating, Inc., 10.75% due
                                                7/01/2011.............................        560,000
                                   250,000    Young Broadcasting, Inc., 8.50% due
                                                12/15/2008............................        267,500
                                                                                          -----------
                                                                                            1,603,438
-----------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.3%         250,000    NTL Cable Plc, 8.75% due 4/15/2014(e)...        281,875
-----------------------------------------------------------------------------------------------------
CABLE--U.S.--2.2%                  110,287    Avalon Cable LLC, 11.875% due
                                                12/01/2008............................        115,112
                                   500,000    Charter Communications Holdings LLC, 10%
                                                due 5/15/2011.........................        427,500
                                   500,000    Charter Communications Holdings II LLC,
                                                10.25% due 9/15/2010..................        530,000
                                   250,000    Inmarsat Finance Plc, 7.625% due
                                                6/30/2012.............................        260,000
                                   250,000    New Skies Satellites NV, 9.125% due
                                                11/01/2012(e).........................        255,000
                                   250,000    Rainbow National Services LLC, 8.75% due
                                                9/01/2012(e)..........................        274,375
                                                                                          -----------
                                                                                            1,861,987
-----------------------------------------------------------------------------------------------------
CHEMICALS--4.9%                    425,000    BCP Caylux Holdings Luxembourg SCA,
                                                9.625% due 6/15/2014(e)...............        479,187
                                   250,000    Crompton Corp., 9.875% due
                                                8/01/2012(e)..........................        286,250
                                   900,000    Huntsman International LLC, 9.875% due
                                                3/01/2009.............................        987,750
                                   250,000    INVISTA, 9.25% due 5/01/2012(e).........        278,750
                                   250,000    Innophos, Inc., 8.875% due
                                                8/15/2014(e)..........................        270,000
                                              NalCo. Co.:
                                   250,000      7.75% due 11/15/2011..................        270,000
                                   250,000      8.875% due 11/15/2013.................        274,375
                                   500,000    Omnova Solutions, Inc., 11.25% due
                                                6/01/2010.............................        562,500
                                              Rockwood Specialties Group, Inc.:
                                   400,000      10.625% due 5/15/2011.................        460,000
                                   250,000      7.50% due 11/15/2014(e)...............        259,375
                                                                                          -----------
                                                                                            4,128,187
-----------------------------------------------------------------------------------------------------
CONSUMER--                         250,000    Simmons Bedding Co., 7.875% due
DURABLES--0.3%                                  1/15/2014.............................        258,750
-----------------------------------------------------------------------------------------------------
CONSUMER--NON-                     250,000    American Achievement Corp., 8.25% due
DURABLES--3.5%                                  4/01/2012.............................        259,375
                                   500,000    Chattem, Inc., 7% due 3/01/2014.........        515,000
                                   250,000    Church & Dwight Co., Inc., 6% due
                                                12/15/2012(e).........................        254,375
                                   250,000    Elizabeth Arden, Inc., 7.75% due
                                                1/15/2014.............................        265,000
                                   250,000    Hines Nurseries, Inc., 10.25% due
                                                10/01/2011............................        273,125
                                   250,000    K2, Inc., 7.375% due 7/01/2014(e).......        273,750
                                   250,000    North Atlantic Trading Co., 9.25% due
                                                3/01/2012.............................        211,250

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY+                         AMOUNT                  CORPORATE BONDS                    VALUE
-----------------------------------------------------------------------------------------------------
CONSUMER--NON-DURABLES          $  500,000    Playtex Products, Inc., 8% due
(CONCLUDED)                                     3/01/2011.............................    $   546,250
                                   100,000    Riddell Bell Holdings, Inc., 8.375% due
                                                10/01/2012(e).........................        103,500
                                   250,000    United Industries Corp. Series D, 9.875%
                                                due 4/01/2009.........................        261,563
                                                                                          -----------
                                                                                            2,963,188
-----------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--8.3%            250,000    Advertising Directory Solutions, Inc.,
                                                9.25% due 11/15/2012(e)...............        262,500
                                   250,000    Cadmus Communications Corp., 8.375% due
                                                6/15/2014.............................        272,187
                                   525,000    Cenveo Corp., 7.875% due 12/01/2013.....        488,250
                                              Dex Media East LLC:
                                   250,000      9.875% due 11/15/2009.................        284,688
                                   284,000      12.125% due 11/15/2012................        346,125
                                   250,000    Dex Media, Inc., 8% due 11/15/2013......        270,625
                                              Dex Media West LLC:
                                   725,000      8.50% due 8/15/2010...................        806,563
                                   244,000      9.875% due 8/15/2013..................        281,210
                                   250,000    Houghton Mifflin Co., 8.25% due
                                                2/01/2011.............................        266,250
                                   500,000    Liberty Media Corp., 0.75% due
                                                3/30/2023.............................        601,875
                                   250,000    Nebraska Book Co., Inc., 8.625% due
                                                3/15/2012.............................        256,250
                                   180,000    PEI Holdings, Inc., 11% due 3/15/2010...        209,700
                                 1,500,000    Primedia, Inc., 7.625% due 4/01/2008....      1,518,750
                                   250,000    Universal City Florida Holding Co. I/II,
                                                8.375% due 5/01/2010(e)...............        259,375
                                   500,000    WDAC Subsidiary Corp., 8.375% due
                                                12/01/2014(e).........................        493,125
                                   321,000    Yell Finance BV, 10.75% due 8/01/2011...        370,755
                                                                                          -----------
                                                                                            6,988,228
-----------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &              250,000    Belden & Blake Corp., 8.75% due
PRODUCTION--1.6%                                7/15/2012(e)..........................        253,750
                                   250,000    Encore Acquisition Co., 6.25% due
                                                4/15/2014.............................        251,250
                                   500,000    Plains Exploration & Production Co.
                                                Series B, 8.75% due 7/01/2012.........        558,750
                                   250,000    Stone Energy Corp., 6.75% due
                                                12/15/2014(e).........................        249,375
                                                                                          -----------
                                                                                            1,313,125
-----------------------------------------------------------------------------------------------------
ENERGY--OTHER--6.7%                250,000    Aventine Renewable Energy Holdings,
                                                Inc., 8.501% due 12/15/2011(e)(f).....        252,500
                                   250,000    Dresser-Rand Group, Inc., 7.375% due
                                                11/01/2014(e).........................        255,000
                                 1,381,000    Energy Corp. of America Series A, 9.50%
                                                due 5/15/2007.........................      1,318,855
                                   500,000    North American Energy Partners, Inc.,
                                                8.75% due 12/01/2011..................        510,000
                                   625,000    Ocean Rig Norway AS, 10.25% due
                                                6/01/2008.............................        643,750
                                   500,000    Pacific Energy Partners LP, 7.125% due
                                                6/15/2014.............................        532,500
                                   500,000    SESI LLC, 8.875% due 5/15/2011..........        547,500
                                   750,000    Star Gas Partners LP, 10.25% due
                                                2/15/2013.............................        821,250
                                   750,000    Suburban Propane Partners LP, 6.875% due
                                                12/15/2013............................        765,000
                                                                                          -----------
                                                                                            5,646,355
-----------------------------------------------------------------------------------------------------
FINANCIAL--1.0%                    250,000    Fairfax Financial Holdings Ltd, 7.75%
                                                due 4/26/2012.........................        255,000
                                   500,000    Refco Finance Holdings LLC, 9% due
                                                8/01/2012(e)..........................        547,500
                                                                                          -----------
                                                                                              802,500
-----------------------------------------------------------------------------------------------------
FOOD & DRUG--0.3%                  250,000    Duane Reade, Inc., 7.01% due
                                                12/15/2010(e)(f)......................        253,750
-----------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.3%               250,000    American Seafoods Group LLC, 10.125% due
                                                4/15/2010.............................        268,750
                                   131,867    Archibald Candy Corp., 10% due
                                                11/01/2007(c).........................          1,319
                                   200,000    Commonwealth Brands, Inc., 9.75% due
                                                4/15/2008(e)..........................        210,000
                                   200,000    Cosan SA Industria e Comercio, 9% due
                                                11/01/2009(e).........................        209,000
                                   500,000    Doane Pet Care Co., 10.75% due
                                                3/01/2010.............................        535,000
                                   250,000    Dole Food Co., Inc., 8.875% due
                                                3/15/2011.............................        271,875
                                    26,000    Domino's, Inc., 8.25% due 7/01/2011.....         28,405
                                   250,000    Merisant Co., 9.50% due 7/15/2013(e)....        222,500
                                   500,000    Smithfield Foods, Inc. Series B, 8% due
                                                10/15/2009............................        553,750
                                   550,000    Tabletop Holdings, Inc., 12.25% due
                                                5/15/2014(d)(e).......................        233,750
                                   250,000    The Wornick Co., 10.875% due
                                                7/15/2011.............................        271,250
                                                                                          -----------
                                                                                            2,805,599
-----------------------------------------------------------------------------------------------------
GAMING--3.5%                       250,000    Boyd Gaming Corp., 7.75% due
                                                12/15/2012............................        272,812
                                   250,000    Choctaw Resort Development Enterprise,
                                                7.25% due 11/15/2019(e)...............        252,500
                                   300,000    Herbst Gaming, Inc., 7% due
                                                11/15/2014(e).........................        303,750
                                   250,000    Majestic Star Casino LLC, 9.50% due
                                                10/15/2010............................        265,000
                                   500,000    Pinnacle Entertainment, Inc., 8.75% due
                                                10/01/2013............................        541,250
                                   200,000    Poster Financial Group, Inc., 8.75% due
                                                12/01/2011............................        205,500

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY+                         AMOUNT                  CORPORATE BONDS                    VALUE
-----------------------------------------------------------------------------------------------------
GAMING (CONCLUDED)              $  250,000    Premier Entertainment Biloxi LLC, 10.75%
                                                due 2/01/2012.........................    $   273,125
                                   250,000    River Rock Entertainment Authority,
                                                9.75% due 11/01/2011..................        280,313
                                   575,000    Wynn Las Vegas LLC, 6.625% due
                                                12/01/2014(e).........................        569,250
                                                                                          -----------
                                                                                            2,963,500
-----------------------------------------------------------------------------------------------------
HEALTH CARE--2.0%                  250,000    Concentra Operating Corp., 9.125% due
                                                6/01/2012(e)..........................        282,500
                                   250,000    Tenet Healthcare Corp., 9.875% due
                                                7/01/2014(e)..........................        272,500
                                   375,000    Triad Hospitals, Inc., 7% due
                                                11/15/2013............................        383,438
                                              VWR International, Inc.:
                                   250,000      6.875% due 4/15/2012..................        261,250
                                   250,000      8% due 4/15/2014......................        266,875
                                   250,000    Vanguard Health Holding Co. II LLC, 9%
                                                due 10/01/2014(e).....................        267,500
                                                                                          -----------
                                                                                            1,734,063
-----------------------------------------------------------------------------------------------------
HOUSING--2.9%                                 Building Materials Corp. of America:
                                   300,000      7.75% due 7/15/2005...................        305,250
                                   250,000      7.75% due 8/01/2014(e)................        252,187
                                   500,000    Forest City Enterprises, Inc., 7.625%
                                                due 6/01/2015.........................        530,000
                                              Goodman Global Holding Co., Inc.(e):
                                   250,000      5.76% due 6/15/2012(f)................        253,750
                                   250,000      7.875% due 12/15/2012.................        247,500
                                   250,000    MAAX Corp., 9.75% due 6/15/2012(e)......        264,375
                                   325,000    THL Buildco, Inc., 8.50% due
                                                9/01/2014(e)..........................        339,625
                                   250,000    US Concrete, Inc., 8.375% due
                                                4/01/2014.............................        269,375
                                                                                          -----------
                                                                                            2,462,062
-----------------------------------------------------------------------------------------------------
INFORMATION                        500,000    Advanced Micro Devices, Inc., 7.75% due
TECHNOLOGY--2.2%                                11/01/2012(e).........................        520,625
                                   250,000    Amkor Technology, Inc., 7.125% due
                                                3/15/2011.............................        235,000
                                              MagnaChip SemiConductor SA(e):
                                   250,000      5.78% due 12/15/2011(f)...............        256,875
                                   250,000      8% due 12/15/2014.....................        260,625
                                   625,000    Viasystems, Inc., 10.50% due
                                                1/15/2011.............................        612,500
                                                                                          -----------
                                                                                            1,885,625
-----------------------------------------------------------------------------------------------------
LEISURE--3.4%                      492,000    Felcor Lodging LP, 9% due 6/01/2011.....        557,190
                                 1,000,000    Host Marriott LP, 7.125% due
                                                11/01/2013............................      1,068,750
                                   500,000    John Q Hammons Hotels LP, Series B,
                                                8.875% due 5/15/2012..................        565,000
                                   750,000    True Temper Sports, Inc., 8.375% due
                                                9/15/2011.............................        697,500
                                                                                          -----------
                                                                                            2,888,440
-----------------------------------------------------------------------------------------------------
MANUFACTURING--9.0%                250,000    Altra Industrial Motion, Inc., 9% due
                                                12/01/2011(e).........................        253,750
                                   250,000    Blount, Inc., 8.875% due 8/01/2012......        271,250
                                   400,000    Douglas Dynamics LLC, 7.75% due
                                                1/15/2012(e)..........................        405,500
                                   250,000    ERICO International Corp., 8.875% due
                                                3/01/2012.............................        262,500
                                   325,000    FastenTech, Inc., 11.50% due
                                                5/01/2011(e)..........................        373,750
                                   250,000    Invensys Plc, 9.875% due 3/15/2011(e)...        268,750
                                   250,000    Itron, Inc., 7.75% due 5/15/2012(e).....        254,375
                                   500,000    JLG Industries, Inc., 8.25% due
                                                5/01/2008.............................        540,000
                                   350,000    Mueller Group, Inc., 10% due
                                                5/01/2012.............................        381,500
                                   250,000    NSP Holdings LLC, 11.75% due
                                                1/01/2012(a)(e).......................        252,500
                                   500,000    Propex Fabrics, Inc., 10% due
                                                12/01/2012(e).........................        518,750
                                   250,000    Rexnord Corp., 10.125% due 12/15/2012...        282,500
                                   700,000    SPX Corp., 7.50% due 1/01/2013..........        759,500
                                   500,000    Sensus Metering Systems, Inc., 8.625%
                                                due 12/15/2013........................        512,500
                                   500,000    Superior Essex Communications LLC, 9%
                                                due 4/15/2012.........................        515,000
                                   650,000    Trimas Corp., 9.875% due 6/15/2012......        689,000
                                   825,000    Trinity Industries, Inc., 6.50% due
                                                3/15/2014.............................        825,000
                                   250,000    Valmont Industries, Inc., 6.875% due
                                                5/01/2014.............................        260,000
                                                                                          -----------
                                                                                            7,626,125
-----------------------------------------------------------------------------------------------------
METAL--OTHER--0.7%                 400,000    Foundation PA Coal Co., 7.25% due
                                                8/01/2014(e)..........................        426,000
                                   125,000    Luscar Coal Ltd, 9.75% due 10/15/2011...        141,875
                                                                                          -----------
                                                                                              567,875
-----------------------------------------------------------------------------------------------------
PACKAGING--7.2%                    250,000    Berry Plastics Corp., 10.75% due
                                                7/15/2012.............................        286,250
                                              Crown European Holdings SA:
                                   250,000      9.50% due 3/01/2011...................        285,000
                                   250,000      10.875% due 3/01/2013.................        295,625

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY+                         AMOUNT                  CORPORATE BONDS                    VALUE
-----------------------------------------------------------------------------------------------------
                                              Graham Packaging Co., Inc.(e):
                                $  250,000      8.50% due 10/15/2012..................    $   262,500
                                   250,000      9.875% due 10/15/2014.................        266,875
                                   500,000    Owens-Brockway, 8.25% due 5/15/2013.....        550,000
                                   525,000    Plastipak Holdings, Inc., 10.75% due
                                                9/01/2011.............................        590,625
                                 1,000,000    Pliant Corp., 11.125% due
                                                6/15/2009(d)..........................        923,750
                                   350,000    Portola Packaging, Inc., 8.25% due
                                                2/01/2012.............................        276,500
                                              Tekni-Plex, Inc.:
                                 1,000,000      12.75% due 6/15/2010..................        950,000
                                   750,000      8.75% due 11/15/2013(e)...............        746,250
                                              US Can Corp.:
                                   250,000      10.875% due 7/15/2010.................        265,000
                                   150,000      12.375% due 10/01/2010................        144,000
                                   250,000    Wise Metals Group LLC, 10.25% due
                                                5/15/2012.............................        252,500
                                                                                          -----------
                                                                                            6,094,875
-----------------------------------------------------------------------------------------------------
PAPER--3.1%                        250,000    Ainsworth Lumber Co. Ltd, 7.25% due
                                                10/01/2012(e).........................        254,375
                                              Boise Cascade LLC(e):
                                   250,000      5.005% due 10/15/2012(f)..............        259,375
                                   250,000      7.125% due 10/15/2014.................        264,375
                                   250,000    Cascades, Inc., 7.25% due
                                                2/15/2013(e)..........................        265,000
                                   750,000    Jefferson Smurfit Corp. US, 8.25% due
                                                10/01/2012............................        817,500
                                   500,000    Norske Skog Canada Ltd. Series D, 8.625%
                                                due 6/15/2011.........................        536,250
                                   250,000    Stone Container Finance, 7.375% due
                                                7/15/2014.............................        266,250
                                                                                          -----------
                                                                                            2,663,125
-----------------------------------------------------------------------------------------------------
SERVICES--4.8%                     250,000    Allied Waste North America Series B,
                                                7.375% due 4/15/2014..................        239,375
                                 2,403,161    Anthony Crane Rental LP, 9.375% due
                                                2/01/2008(a)(c).......................         36,047
                                   250,000    Buhrmann US, Inc., 8.25% due
                                                7/01/2014.............................        252,812
                                   200,000    Casella Waste Systems, Inc., 9.75% due
                                                2/01/2013.............................        221,000
                                   250,000    Corrections Corp. of America, 7.50% due
                                                5/01/2011.............................        267,187
                                   500,000    The Geo Group, Inc., 8.25% due
                                                7/15/2013.............................        535,000
                                   500,000    Great Lakes Dredge & Dock Corp., 7.75%
                                                due 12/15/2013........................        455,000
                                   250,000    MSW Energy Finance Co. II, Inc., 7.375%
                                                due 9/01/2010.........................        262,500
                                              United Rentals North America, Inc.:
                                   250,000      6.50% due 2/15/2012...................        243,750
                                 1,000,000      7% due 2/15/2014......................        935,000
                                   350,000    Waste Services, Inc., 9.50% due
                                                4/15/2014(e)..........................        348,250
                                   250,000    Williams Scotsman, Inc., 10% due
                                                8/15/2008.............................        277,500
                                                                                          -----------
                                                                                            4,073,421
-----------------------------------------------------------------------------------------------------
STEEL--1.6%                        400,000    CSN Islands VIII Corp., 9.75% due
                                                12/16/2013(e).........................        428,000
                                   250,000    Gerdau Ameristeel Corp., 10.375% due
                                                7/15/2011.............................        293,125
                                   250,000    Ucar Finance, Inc., 10.25% due
                                                2/15/2012.............................        285,625
                                   325,000    United States Steel Corp., 9.75% due
                                                5/15/2010.............................        370,500
                                                                                          -----------
                                                                                            1,377,250
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.5%           100,000    Alaska Communications Systems Holdings,
                                                Inc., 9.875% due 8/15/2011............        107,500
                                              Cincinnati Bell, Inc.:
                                   500,000      7.25% due 7/15/2013...................        513,750
                                   500,000      8.375% due 1/15/2014..................        506,250
                                   500,000    Qwest Communications International,
                                                7.50% due 2/15/2014(e)................        505,000
                                   500,000    Tele Norte Leste Participacoes SA Series
                                                B, 8% due 12/18/2013..................        515,000
                                                                                          -----------
                                                                                            2,147,500
-----------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%               250,000    OMI Corp., 7.625% due 12/01/2013........        267,500
                                   500,000    Overseas Shipholding Group, 8.25% due
                                                3/15/2013.............................        556,250
                                                                                          -----------
                                                                                              823,750
-----------------------------------------------------------------------------------------------------
UTILITY--6.3%                                 The AES Corp.:
                                    94,000      8.75% due 6/15/2008...................        102,930
                                   206,000      8.875% due 2/15/2011..................        235,355
                                 1,250,000    Calpine Corp., 8.625% due 8/15/2010.....        956,250
                                   874,000    ESI Tractebel Acquisition Corp. Series
                                                B, 7.99% due 12/30/2011...............        922,975
                                   200,000    Electricidad de Caracas Finance BV,
                                                10.25% due 10/15/2014(e)..............        209,500
                                   350,000    NRG Energy, Inc., 8% due
                                                12/15/2013(e).........................        381,500
                                   250,000    NorthWestern Corp., 5.875% due
                                                11/01/2014(e).........................        255,743
                                 1,000,000    Nevada Power Co., 9% due 8/15/2013......      1,170,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY+                         AMOUNT                  CORPORATE BONDS                    VALUE
-----------------------------------------------------------------------------------------------------
UTILITY (CONCLUDED)             $  300,000    Reliant Energy, Inc., 6.75% due
                                                12/15/2014............................    $   298,125
                                   500,000    SEMCO Energy, Inc., 7.75% due
                                                5/15/2013.............................        549,063
                                   250,000    Southern Natural Gas Co., 8.875% due
                                                3/15/2010.............................        280,000
                                                                                          -----------
                                                                                            5,361,441
-----------------------------------------------------------------------------------------------------
WIRELESS                            56,000    American Tower Corp., 9.375% due
COMMUNICATIONS--2.6%                            2/01/2009.............................         59,220
                                   425,000    American Towers, Inc., 7.25% due
                                                12/01/2011............................        450,500
                                   275,000    Centennial Cellular Operating Co.,
                                                10.125% due 6/15/2013.................        308,687
                                   250,000    Dobson Cellular Systems, 8.375% due
                                                11/01/2011(e).........................        258,125
                                              Rogers Wireless Communications, Inc.(e):
                                   250,000      5.525% due 12/15/2010(f)..............        261,875
                                   250,000      8% due 12/15/2012.....................        264,375
                                   375,000    SBA Telecommunications, Inc., 9.75% due
                                                12/15/2011(d).........................        315,938
                                   250,000    UbiquiTel Operating Co., 9.875% due
                                                3/01/2011(e)..........................        280,625
                                                                                          -----------
                                                                                            2,199,345
-----------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN CORPORATE BONDS
                                              (COST--$78,872,314)--94.9%                   80,309,221
-----------------------------------------------------------------------------------------------------
                                SHARES HELD                 COMMON STOCKS
------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                           1     US Airways Group, Inc. Class A..........              1
------------------------------------------------------------------------------------------------------
ENERGY--0.3%                           221     Texcal Energy LLC Class A Common
                                                 Unit(b)...............................        205,180
------------------------------------------------------------------------------------------------------
STEEL--0.0%                             39     Wheeling-Pittsburgh Corp.(b)............          1,503
------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$205,259)--0.3%                          206,684
------------------------------------------------------------------------------------------------------
                                                           PREFERRED STOCKS
------------------------------------------------------------------------------------------------------
BROADCASTING--0.3%                   6,000     Emmis Communications Corp. Class A......        276,300
------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%                 8     PTV, Inc. Series A......................             36
------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN PREFERRED STOCKS
                                               (COST--$251,434)--0.3%                          276,336
------------------------------------------------------------------------------------------------------
                                BENEFICIAL
                                 INTEREST                 OTHER INTERESTS(G)
------------------------------------------------------------------------------------------------------
                                $  708,795     US Airways Group, Inc.--Certificate of
                                                 Beneficial Interest...................        198,483
                                 2,000,000     Wheeling-Pittsburgh Corporation
                                                 (Litigation Trust Certificates)(b)....              0
------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN OTHER INTERESTS
                                               (COST--$191,375)--0.2%                          198,483
------------------------------------------------------------------------------------------------------
                                                        SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------
                                 2,782,025     Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(h).....................      2,782,025
------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM
                                               SECURITIES (COST--$2,782,025)--3.3%.....      2,782,025
------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$82,302,407*)--99.0%                  83,772,749
                                               OTHER ASSETS LESS LIABILITIES--1.0%.....        830,511
                                                                                           -----------
                                               NET ASSETS--100.0%......................    $84,603,260
                                                                                           ===========

--------------------------------------------------------------------------------

+ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments, as of December 31, 2004 as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................   $82,191,957
                                                               ===========
Gross unrealized appreciation...............................   $ 4,765,994
Gross unrealized depreciation...............................    (3,185,202)
                                                               -----------
Net unrealized appreciation.................................   $ 1,580,792
                                                               ===========
--------------------------------------------------------------------------

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Non-income producing security.

(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Floating rate note.

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(h) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------------
                                                                   NET
AFFILIATE                                                       ACTIVITY    INTEREST INCOME
-------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I         $(181,512)      $59,922
-------------------------------------------------------------------------------------------

Swaps outstanding as of December 31, 2004 were as follows:

---------------------------------------------------------------------------------------
                                                               NOTIONAL     UNREALIZED
                                                                AMOUNT     APPRECIATION
---------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
America High Yield Series 3 Single B Index
and receive 4% interest
Broker, JPMorgan Chase
Expires December 2009                                           $750,000        $23,438
---------------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2004 were as follows:

-------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION      FACE      UNREALIZED
CONTRACTS             ISSUE                  DATE        VALUE     DEPRECIATION
-------------------------------------------------------------------------------
    8      Ten-Year U.S. Treasury Note    March 2005    $885,488     $(10,012)
-------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Portfolio Information as of December 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                                 TOTAL
ASSET MIX                                                     INVESTMENTS
-------------------------------------------------------------------------
Corporate Bonds.............................................     95.9%
Preferred Securities........................................      0.3
Common Stocks...............................................      0.2
Other*......................................................      3.6
-------------------------------------------------------------------------

* Includes Portfolio holdings in short-term investments and other interests.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                   U.S. GOVERNMENT & AGENCY OBLIGATIONS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                        Fannie Mae Trust(a):
OBLIGATIONS+--38.6%
                                $ 1,110,834      Series 2002-W11 Class AV1, 2.588% due 11/25/2032..........    $  1,111,586
                                  2,153,964      Series 2003-27 Class FP, 2.718% due 6/25/2028.............       2,161,261
                                  3,260,006      Series 2003-33 Class LF, 2.768% due 7/25/2017.............       3,271,241
                                  3,492,140      Series 2003-34 Class FS, 2.818% due 1/25/2032.............       3,498,966
                                  2,701,673      Series 2003-41 Class YF, 2.718% due 6/25/2028.............       2,705,949
                                    215,211      Series 2003-W16 Class AF1, 2.508% due 11/25/2033..........         215,230
                                               Freddie Mac Multiclass Certificates(a):
                                  5,315,894      Series 2564 Class OF, 2.703% due 2/15/2026................       5,320,859
                                  5,074,682      Series 2594 Class DF, 2.703% due 12/15/2027...............       5,083,187
                                  4,748,137      Series 2614 Class EF, 2.803% due 12/15/2017...............       4,768,589
                                               Ginnie Mae Trust:
                                  4,520,000      Series 2002-83 Class B, 4.695% due 12/16/2024.............       4,607,588
                                 29,022,707      Series 2002-83 Class IO, 1.574% due 10/16/2042(b).........       1,701,395
                                 28,420,807      Series 2002-94 Class XB, 2.349% due 11/16/2007(b).........         870,001
                                  3,054,415      Series 2003-17 Class C, 4.825% due 7/16/2031..............       3,039,340
                                 39,755,694      Series 2003-17 Class IO, 1.24% due 3/16/2043(b)...........       2,412,928
                                  2,664,553      Series 2003-49 Class C, 4.485% due 10/16/2033.............       2,557,375
                                  6,750,000      Series 2003-108 Class C, 4.919% due 2/16/2034.............       6,907,344
                                 21,785,049      Series 2003-109 Class IO, 1.098% due 11/16/2043(b)........       1,208,848
                                 15,639,488      Series 2004-9 Class IO, 1.383% due 3/16/2034(b)...........         950,914
                                 24,350,143      Series 2004-43 Class IO, 1.121% due 6/16/2044(b)..........       1,346,867
                                  1,789,746      Series 2004-43 Class Z, 4.50% due 6/16/2044...............       1,437,390
                                  1,800,931      Series 2004-45 Class Z, 5.75% due 6/16/2045...............       1,903,359
                                 34,843,701      Series 2004-57 Class IO, 1.13% due 7/16/2044(b)...........       1,976,291
                                  3,484,483      Series 2004-77 Class AB, 4.368% due 11/16/2030............       3,486,213
                                 87,815,700      Series 2004-77 Class IO, 1.065% due 9/16/2044(b)..........       5,090,566
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (COST--$66,559,246)                                               67,633,287
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae Guaranteed Pass-Through Certificates:
SECURITIES+--45.1%

                                    478,310      6% due 4/01/2017..........................................         501,495
                                    645,153      5.50% due 12/01/2017......................................         667,474
                                    529,485      4.50% due 9/01/2018.......................................         528,992
                                  3,837,006      5% due 1/15/2020..........................................       3,896,959
                                  1,882,527      7% due 11/01/2029-2/01/2032...............................       1,996,481
                                    692,664      7.50% due 6/01/2030-4/01/2031.............................         742,184
                                    489,458      8% due 4/01/2030-10/01/2032...............................         531,835
                                  3,478,720      6.50% due 1/01/2032-11/01/2032............................       3,651,374
                                  4,000,000      4.50% due 1/15/2035.......................................       3,865,000
                                               Freddie Mac Mortgage Participation Certificates:
                                    671,012      6.50% due 3/01/2016.......................................         710,819
                                  1,342,309      6% due 4/01/2017..........................................       1,406,012
                                  1,008,041      5.50% due 6/01/2017.......................................       1,042,447
                                  1,980,719      5% due 9/01/2019..........................................       2,012,468
                                     16,566      8% due 3/01/2030..........................................          17,952
                                     39,372      8% due 8/01/2030..........................................          42,666
                                     56,012      8% due 12/01/2030.........................................          60,698
                                     30,207      8% due 6/01/2031..........................................          32,735
                                    244,503      7% due 4/01/2032..........................................         259,216
                                  1,448,900      6% due 3/01/2034..........................................       1,497,464
                                  6,077,109      6% due 8/01/2034..........................................       6,280,802
                                  1,923,600      5.50% due 1/15/2035.......................................       1,953,656
                                               Ginnie Mae MBS Certificates:
                                  2,283,733      4.90% due 3/15/2005.......................................       2,285,397
                                  5,844,920      5% due 11/15/2005.........................................       5,808,652
                                  3,124,740      5.47% due 12/15/2005......................................       3,233,453
                                  1,377,102      4.55% due 11/15/2006......................................       1,339,421
                                  1,624,579      5.05% due 7/15/2008.......................................       1,642,397
                                  1,439,000      5.15% due 8/15/2008.......................................       1,466,142
                                  1,408,000      5.55% due 12/15/2009......................................       1,478,840
                                     20,024      6% due 2/15/2033..........................................          20,766
                                  3,000,000      5% due 1/15/2035..........................................       2,999,064
                                  2,568,596      5.525% due 12/15/2035.....................................       2,659,095
                                  3,167,556      5.10% due 10/15/2044......................................       3,219,808
                                  2,067,859      5.38% due 5/15/2045.......................................       2,145,457
                                  1,566,800      5.55% due 5/15/2045.......................................       1,632,682

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                   U.S. GOVERNMENT & AGENCY OBLIGATIONS                   VALUE
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES+                    Ginnie Mae MBS Certificates (concluded)
(CONCLUDED)

                                $ 1,750,000      5.30% due 6/15/2045.......................................    $  1,799,463
                                  1,558,000      5.60% due 8/15/2045.......................................       1,626,105
                                  6,016,631      5.25% due 10/15/2044-12/15/2045...........................       6,106,891
                                  7,808,401      5.13% due 4/01/2044-3/15/2046.............................       7,800,653
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES (COST--$79,425,147)              78,963,015
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS--5.9%         1,100,000    8.125% due 8/15/2019........................................       1,501,414
                                  4,820,000    7.25% due 8/15/2022.........................................       6,211,963
                                  2,310,000    6.25% due 8/15/2023.........................................       2,704,414
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS (COST--$9,872,263)                      10,417,791
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION           2,039,788    United States Treasury Inflation Indexed Bonds, 3.50% due
INDEXED BONDS--1.4%                              1/15/2011.................................................       2,316,593
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY INFLATION INDEXED BONDS
                                               (COST--$2,174,530)                                                 2,316,593
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS--93.2%                159,330,686
---------------------------------------------------------------------------------------------------------------------------
                                               NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
COLLATERIALIZED MORTGAGE          5,364,063    Countrywide Home Loan Mortgage Pass-Through Trust Series
OBLIGATIONS+--9.7%                               2003-10 Class A6, 2.768% due 5/25/2033(a).................       5,368,008
                                    180,272    GMAC Mortgage Corp Loan Trust Series 2003-GH2 Class A1,
                                                 2.618% due 7/25/2012(a)...................................         180,292
                                  3,310,363    GS Mortgage Securities Corp. Series 2003-FL6A Class A1,
                                                 2.553% due 11/15/2015(a)..................................       3,309,645
                                  1,177,697    Greenwich Capital Commercial Funding Corp. Series 2003-FL1
                                                 Class A, 2.651% due 7/05/2018(a)..........................       1,178,202
                                  3,892,034    Residential Asset Securitization Trust Series 2003-A8 Class
                                                 A2, 2.768% due 10/25/2018(a)..............................       3,878,094
                                  2,400,000    Wachovia Bank Commercial Mortgage Trust Series 2003-WHL2
                                                 Class A3, 2.723% due 6/15/2013(a).........................       2,401,722
                                    718,244    Washington Mutual Series 2002-AR19 Class A8, 4.556% due
                                                 2/25/2033.................................................         725,055
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL NON-U.S. GOVERNMENT COLLATERIALIZED MORTGAGE
                                               OBLIGATIONS (COST--$17,014,787)--9.7%                             17,041,018
---------------------------------------------------------------------------------------------------------------------------
                                                                  REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--14.8%     26,000,000    Morgan Stanley & Co., Inc., purchased on 12/31/2004 to yield
                                                 2.20% to 1/03/2005 repurchase price $26,004,767
                                                 collateralized by FNMA, 4.263% due 8/01/2034..............      26,000,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS (COST--26,000,000)--14.8%             26,000,000
---------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF
OPTIONS                          CONTRACTS                                ISSUE
---------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%             15++  London InterBank Offered Rate (LIBOR) Linked Floor, expiring
                                                 April 2005 at 1.5%, Broker JPMorgan Chase Bank............             150
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS PURCHASED (PREMIUM PAID--$9,000)--0.0%                     150
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$201,054,973)--115.5%                   202,371,854
---------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%               11++  Consumer Price Index (CPI) Linked Floor, expiring April 2009
                                                 at -1%, Broker Morgan Stanley Capital Services, Inc. .....         (16,800)
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS WRITTEN (PREMIUM RECEIVED--$16,800)--0.0%              (16,800)
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                               ($201,038,173*)--115.5%.....................................     202,355,054
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(15.5%)..............     (27,209,079)
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $175,145,975
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost, net of options written......................  $201,100,206
                                                              ============
Gross unrealized appreciation...............................  $  2,215,534
Gross unrealized depreciation...............................      (960,686)
                                                              ------------
Net unrealized appreciation.................................  $  1,254,848
                                                              ============
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

+ Mortgage-backed securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
++ One contract represents a notional amount of $1,000,000.
(a) Floating rate note.
(b) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest-only securities have either a nominal or notional amount of principal.

Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         NET                     DIVIDEND
AFFILIATE                                                             ACTIVITY                    INCOME
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Series, LLC Premier Institutional Fund                          --                 $     841
------------------------------------------------------------------------------------------------------------------

Swap contracts outstanding as of December 31, 2004 were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                      NOTIONAL                  UNREALIZED
                                                                       AMOUNT            APPRECIATION/DEPRECIATION
------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .105%
Broker, UBS Warburg
Expires January 2005                                                 $14,000,000                        --
Receive (pay) a variable return based on the change in the
Lehman Brothers U.S. Treasury Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
Expires February 2005                                                $10,500,000                        --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
Expires March 2005                                                   $ 5,000,000                        --
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .12%
Broker, UBS Warburg
Expires April 2005                                                   $ 8,000,000                        --
Receive (pay) a variable return based on the change in the
Lehman Brothers U.S. Treasury Index Total Return and pay a
floating rate based on 1-month USD LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
Expires November 2005                                                $ 9,000,000                        --
Pay a fixed rate of 3.25% and receive a floating rate based
on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires May 2007                                                     $ 3,500,000                 $  21,522
Pays 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                 $ 2,225,000                   (71,393)
Pay a fixed rate of 4.83% and receive a floating rate based
on 3-month USD LIBOR
Broker, JPMorgan Chase
Expires May 2014                                                     $38,200,000                  (757,984)
------------------------------------------------------------------------------------------------------------------
TOTAL...........................................................................                 $(807,855)
                                                                                                 =========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Portfolio Information as of December 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                               PERCENT OF
                                                                  TOTAL
ASSET MIX                                                      INVESTMENTS
--------------------------------------------------------------------------
Collateralized Mortgage Obligations.........................      41.8%
Mortgage-Backed Securities..................................      39.0
U.S. Treasury Bonds.........................................       5.2
U.S. Treasury Inflation Indexed Bonds.......................       1.2
Other*......................................................      12.8
--------------------------------------------------------------------------

* Includes Portfolio holdings in repurchase agreements and options.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY++                         HELD                               COMMON STOCKS                               VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%            29,000    General Dynamics Corp. .....................................    $  3,033,400
---------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                        16,000    FedEx Corp. ................................................       1,575,840
LOGISTICS--0.6%
---------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.7%                   133,000    Ford Motor Co. .............................................       1,947,120
---------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.9%                  91,000    +Celgene Corp. .............................................       2,414,230
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%                      27,000    Eastman Chemical Co. .......................................       1,558,710
                                     34,000    Lyondell Chemical Co. ......................................         983,280
                                                                                                               ------------
                                                                                                                  2,541,990
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.0%               36,000    Bank of America Corp. ......................................       1,691,640
                                     28,000    Keycorp.....................................................         949,200
                                                                                                               ------------
                                                                                                                  2,640,840
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      141,000    +Avaya, Inc.(c).............................................       2,425,200
EQUIPMENT--4.5%
                                     22,000    +Cisco Systems, Inc. .......................................         424,600
                                    750,000    +Lucent Technologies, Inc.(c)...............................       2,820,000
                                    217,000    Motorola, Inc. .............................................       3,732,400
                                    331,000    +Tellabs, Inc. .............................................       2,843,290
                                                                                                               ------------
                                                                                                                 12,245,490
---------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                          51,000    +Apple Computer, Inc. ......................................       3,284,400
PERIPHERALS--6.0%
                                    123,000    +Dell, Inc. ................................................       5,183,220
                                    198,000    Hewlett-Packard Co. ........................................       4,152,060
                                     11,000    International Business Machines Corp. ......................       1,084,380
                                     20,000    +NCR Corp. .................................................       1,384,600
                                     38,000    +Storage Technology Corp. ..................................       1,201,180
                                                                                                               ------------
                                                                                                                 16,289,840
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                62,000    Citigroup, Inc. ............................................       2,987,160
SERVICES--1.2%
                                     11,000    JPMorgan Chase & Co. .......................................         429,110
                                                                                                               ------------
                                                                                                                  3,416,270
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.2%             90,000    Edison International(c).....................................       2,882,700
                                     50,000    TXU Corp. ..................................................       3,228,000
                                                                                                               ------------
                                                                                                                  6,110,700
---------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%           65,000    Rockwell Automation, Inc. ..................................       3,220,750
---------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                       68,000    Costco Wholesale Corp. .....................................       3,291,880
RETAILING--1.3%
                                      7,000    Wal-Mart Stores, Inc. ......................................         369,740
                                                                                                               ------------
                                                                                                                  3,661,620
---------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.1%                 143,000    Archer-Daniels-Midland Co. .................................       3,190,330
                                    132,000    Tyson Foods, Inc. Class A...................................       2,428,800
                                                                                                               ------------
                                                                                                                  5,619,130
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                          38,000    Bausch & Lomb, Inc. ........................................       2,449,480
EQUIPMENT &                          53,000    Becton Dickinson & Co. .....................................       3,010,400
SUPPLIES--2.1%                        6,000    CR Bard, Inc. ..............................................         383,880
                                                                                                               ------------
                                                                                                                  5,843,760
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                          27,000    Aetna, Inc. New Shares......................................       3,368,250
PROVIDERS &                          38,000    Cigna Corp. ................................................       3,099,660
SERVICES--5.5%                       94,000    +Humana, Inc. ..............................................       2,790,860
                                     51,000    +PacifiCare Health Systems..................................       2,882,520
                                     30,000    Quest Diagnostics...........................................       2,866,500
                                                                                                               ------------
                                                                                                                 15,007,790
---------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               112,000    McDonald's Corp. ...........................................       3,590,720
LEISURE--2.4%
                                     51,000    Starwood Hotels & Resorts Worldwide, Inc. ..................       2,978,400
                                                                                                               ------------
                                                                                                                  6,569,120
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.0%             34,000    Black & Decker Corp. .......................................       3,003,220
                                     23,000    Harman International Industries, Inc. ......................       2,921,000
                                      3,000    +NVR, Inc. .................................................       2,308,200
                                                                                                               ------------
                                                                                                                  8,232,420
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.2%             11,000    Procter & Gamble Co. .......................................         605,880
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY++                         HELD                               COMMON STOCKS                               VALUE
---------------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                    55,000    +Computer Sciences Corp. ...................................    $  3,100,350
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          168,000    General Electric Co. .......................................       6,132,000
CONGLOMERATES--3.3%
                                     39,000    Textron, Inc. ..............................................       2,878,200
                                                                                                               ------------
                                                                                                                  9,010,200
---------------------------------------------------------------------------------------------------------------------------
INSURANCE--8.3%                      66,000    The Allstate Corp...........................................       3,413,520
                                     11,000    American International Group, Inc. .........................         722,370
                                     40,000    Chubb Corp. ................................................       3,076,000
                                     61,000    Lincoln National Corp. .....................................       2,847,480
                                     76,000    Metlife, Inc. ..............................................       3,078,760
                                     67,000    Prudential Financial, Inc. .................................       3,682,320
                                     56,000    Safeco Corp. ...............................................       2,925,440
                                    161,000    UnumProvident Corp. ........................................       2,888,340
                                                                                                               ------------
                                                                                                                 22,634,230
---------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &                  84,000    Eastman Kodak Co. ..........................................       2,709,000
PRODUCTS--1.0%
---------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                      35,000    Cummins, Inc. ..............................................       2,932,650
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.2%                58,000    Nucor Corp. ................................................       3,035,720
                                     29,000    Phelps Dodge Corp. .........................................       2,868,680
                                     58,000    United States Steel Corp. ..................................       2,972,500
                                                                                                               ------------
                                                                                                                  8,876,900
---------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                   492,000    +Dynegy, Inc. Class A.......................................       2,273,040
UNREGULATED POWER--0.8%
---------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.2%               73,000    JC Penney Co., Inc. Holding Co. ............................       3,022,200
                                     64,000    Nordstrom, Inc. ............................................       2,990,720
                                                                                                               ------------
                                                                                                                  6,012,920
---------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.1%            185,000    +Xerox Corp. ...............................................       3,146,850
---------------------------------------------------------------------------------------------------------------------------
OIL & GAS--13.9%                     29,000    Amerada Hess Corp. .........................................       2,389,020
                                     43,000    Anadarko Petroleum Corp. ...................................       2,786,830
                                     73,000    Burlington Resources, Inc. .................................       3,175,500
                                    100,000    ChevronTexaco Corp. ........................................       5,251,000
                                     47,000    ConocoPhillips..............................................       4,081,010
                                     81,000    Devon Energy Corp. .........................................       3,152,520
                                     98,000    Exxon Mobil Corp. ..........................................       5,023,480
                                     57,000    Occidental Petroleum Corp. .................................       3,326,520
                                     34,000    Sunoco, Inc. ...............................................       2,778,140
                                     68,000    Valero Energy Corp. ........................................       3,087,200
                                    182,000    Williams Cos., Inc. ........................................       2,964,780
                                                                                                               ------------
                                                                                                                 38,016,000
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                       78,000    Georgia-Pacific Corp. ......................................       2,923,440
PRODUCTS--1.1%
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.3%               113,000    Johnson & Johnson...........................................       7,166,460
                                    271,000    Pfizer, Inc. ...............................................       7,287,190
                                                                                                               ------------
                                                                                                                 14,453,650
---------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.1%                    85,000    Norfolk Southern Corp. .....................................       3,076,150
---------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                      5,000    +Advanced Micro Devices, Inc. ..............................         110,100
SEMICONDUCTORS                       72,000    +Cree, Inc.(c)..............................................       2,885,760
EQUIPMENT--2.3%                      38,000    Intel Corp. ................................................         888,820
                                     88,000    Microchip Technology, Inc. .................................       2,346,080
                                                                                                               ------------
                                                                                                                  6,230,760
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY++                         HELD                               COMMON STOCKS                               VALUE
---------------------------------------------------------------------------------------------------------------------------
SOFTWARE--7.1%                       48,000    Adobe Systems, Inc. ........................................    $  3,011,520
                                     78,000    Autodesk, Inc. .............................................       2,960,100
                                        471    Computer Associates International, Inc. ....................          14,629
                                    102,000    +McAfee, Inc. ..............................................       2,950,860
                                    120,000    Microsoft Corp. ............................................       3,205,200
                                    293,000    +Oracle Corp. ..............................................       4,019,960
                                    122,000    +Symantec Corp. ............................................       3,142,720
                                                                                                               ------------
                                                                                                                 19,304,989
---------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--9.0%               61,000    Abercrombie & Fitch Co. Class A.............................       2,863,950
                                     65,000    American Eagle Outfitters...................................       3,061,500
                                    128,000    The Gap, Inc.(c)............................................       2,703,360
                                    112,000    Home Depot, Inc. ...........................................       4,786,880
                                    121,000    Limited Brands..............................................       2,785,420
                                     78,000    PETsMART, Inc. .............................................       2,771,340
                                     96,000    Staples, Inc. ..............................................       3,236,160
                                     57,000    +Urban Outfitters, Inc. ....................................       2,530,800
                                                                                                               ------------
                                                                                                                 24,739,410
---------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   87,000    Countrywide Financial Corp. ................................       3,219,870
FINANCE--1.2%
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$231,726,771)--100.0%                 273,636,599
---------------------------------------------------------------------------------------------------------------------------
                                BENEFICIAL
                                 INTEREST                         SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
                                $10,972,200    Merrill Lynch Liquidity Series, LLC Money Market
                                                 Series(a)(b)..............................................      10,972,200
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST--$10,972,200)--4.0%             10,972,200
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$242,698,971*)--104.0%.............     284,608,799
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(4.0%)...............     (11,060,006)
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $273,548,793
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

------------------------------------------------------------------------------
Aggregate cost..............................................      $244,645,139
                                                                  ============
Gross unrealized appreciation...............................      $ 46,323,866
Gross unrealized depreciation...............................        (6,360,206)
                                                                  ------------
Net unrealized appreciation.................................      $ 39,963,660
                                                                  ============
------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------------
                                                                      NET          INTEREST/DIVIDEND
AFFILIATE                                                          ACTIVITY             INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I           $        --           $   607
Merrill Lynch Liquidity Series, LLC Money Market Series           $ 3,554,788           $12,943
Merrill Lynch Premier Institutional Fund                           (2,472,470)          $ 1,536
----------------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c) Security, or a portion of security, is on loan.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Portfolio Information as of December 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                    TOTAL
SECTOR REPRESENTATION                                            INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        21.2%
Consumer Discretionary......................................        17.6
Energy......................................................        13.4
Health Care.................................................        13.3
Financials..................................................        11.2
Industrials.................................................         8.0
Materials...................................................         5.0
Consumer Staples............................................         3.5
Utilities...................................................         2.9
Other*......................................................         3.9
-------------------------------------------------------------------------------

* Includes Portfolio holdings in short-term securities.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--       $ 7,000,000    Canadian Imperial Bank of Commerce, NY+....     2.453%      1/13/2006    $  7,000,000
YANKEE--2.0%
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$7,000,000)                                                          7,000,000
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--44.9%          10,000,000    Aspen Funding Corporation..................     2.29        2/03/2005       9,980,280
                                 14,000,000    CC (USA) Inc. (Centauri)...................     2.00        3/10/2005      13,935,250
                                  4,705,000    Chariot Funding LLC........................     2.34        1/21/2005       4,699,495
                                 10,000,000    Clipper Receivables Company, LLC...........     2.35        1/28/2005       9,983,680
                                  7,000,000    Danske Corp. ..............................     2.34        1/04/2005       6,999,545
                                 14,731,000    Dorada Finance Inc. .......................     2.21        2/10/2005      14,694,459
                                 11,986,000    Edison Asset Securitization, LLC...........     2.31        2/07/2005      11,958,848
                                  5,000,000    FCAR Owner Trust...........................     2.00        3/09/2005       4,977,235
                                 10,530,000    Greyhawk Funding LLC.......................     2.27        2/02/2005      10,509,923
                                  4,754,000    HBOS Treasury Services Plc ................     2.39        3/08/2005       4,732,693
                                  9,000,000    HBOS Treasury Services Plc ................     2.42        3/15/2005       8,955,153
                                  9,933,000    Jupiter Securitization Corporation.........     2.34        1/13/2005       9,926,544
                                  5,001,000    Newport Funding Corporation................     2.26        2/16/2005       4,986,524
                                  4,000,000    Newport Funding Corporation................     2.39        3/08/2005       3,982,072
                                  6,000,000    Santander Central Hispano Finance
                                                 (Delaware), Inc. ........................     2.04        3/21/2005       5,967,498
                                  7,538,000    Sigma Finance Inc. ........................     2.00        1/10/2005       7,534,893
                                 15,225,000    Spintab AB.................................     2.40        3/09/2005      15,155,681
                                  6,000,000    White Pine Corporation.....................     2.00        3/14/2005       5,970,534
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$154,990,077)                               154,950,307
------------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--9.4%          3,000,000    General Electric Capital Assurance
                                                 Company+(a)..............................     2.35        10/3/2005       3,000,000
                                  9,000,000    Jackson National Life Insurance
                                                 Company+(a)..............................     2.36        5/02/2005       9,000,000
                                  5,000,000    Monumental Life Insurance Company+(a)......     2.425       5/16/2005       5,000,000
                                 10,500,000    Monumental Life Insurance Company+(a)......     2.44       11/21/2005      10,500,000
                                  5,000,000    New York Life Insurance Company+(a)........     2.48        5/27/2005       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$32,500,000)                                                        32,500,000
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--11.2%          7,000,000    General Electric Capital Corporation+......     2.51        1/17/2006       7,000,000
                                  4,100,000    Goldman Sachs Group, Inc.+.................     2.393       1/13/2006       4,100,000
                                  2,000,000    Household Finance Corporation+.............     2.378      10/28/2005       1,999,917
                                  1,750,000    MetLife Funding, Inc.+.....................     2.443       1/13/2006       1,750,000
                                  7,500,000    Morgan Stanley+............................     2.523       8/15/2005       7,500,000
                                  1,500,000    Morgan Stanley+............................     2.331       1/04/2006       1,500,000
                                  1,550,000    Morgan Stanley+............................     2.428       1/27/2006       1,550,000
                                  2,000,000    Northern Rock Plc+.........................     2.49        1/09/2006       2,000,000
                                  2,000,000    Pfizer, Inc.+..............................     2.071      11/04/2005       1,999,178
                                  2,700,000    Procter & Gamble Co.+......................     2.42        1/10/2006       2,700,000
                                  6,500,000    Sigma Finance Inc.+........................     2.315        5/5/2005       6,499,673
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$38,599,590)                                38,598,768
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &       $ 9,750,000    Fannie Mae+................................     1.96%       1/18/2005    $  9,749,010
INSTRUMENTALITY                   9,800,000    Fannie Mae+................................     2.43        3/16/2005       9,799,216
OBLIGATIONS--
NON-DISCOUNT--27.1%               4,000,000    Fannie Mae.................................     1.61        5/13/2005       3,987,304
                                  2,000,000    Fannie Mae.................................     1.75        5/23/2005       1,994,186
                                    500,000    Fannie Mae+................................     7.00        7/15/2005         511,185
                                  3,950,000    Fannie Mae.................................     1.875       9/15/2005       3,923,428
                                  5,275,000    Fannie Mae.................................     2.33       12/09/2005       5,271,583
                                  1,250,000    Fannie Mae.................................     2.25        2/28/2006       1,238,585
                                  1,000,000    Fannie Mae.................................     3.00        9/20/2006         996,681
                                  3,400,000    Federal Farm Credit Banks+.................     2.27        2/28/2005       3,399,948
                                  5,000,000    Federal Farm Credit Banks+.................     2.333       2/21/2006       4,998,867
                                  1,500,000    Federal Home Loan Banks....................     1.875       2/15/2005       1,499,014
                                  1,500,000    Federal Home Loan Banks....................     4.375       2/15/2005       1,503,222
                                  9,750,000    Federal Home Loan Banks+...................     2.475       3/30/2005       9,750,049
                                 10,025,000    Federal Home Loan Banks....................     1.625       4/15/2005      10,000,860
                                  1,600,000    Federal Home Loan Banks....................     1.42        6/30/2005       1,590,205
                                  2,500,000    Federal Home Loan Banks....................     1.75        8/15/2005       2,484,512
                                  5,000,000    Federal Home Loan Banks....................     1.50        8/26/2005       4,959,000
                                  5,000,000    Federal Home Loan Banks+...................     2.105       5/10/2006       4,996,900
                                  5,000,000    Federal Home Loan Banks+...................     2.164       5/19/2006       4,998,570
                                  1,650,000    Freddie Mac................................     3.875       2/15/2005       1,652,618
                                  2,000,000    Freddie Mac................................     4.25        6/15/2005       2,014,718
                                  1,000,000    Freddie Mac................................     2.29       10/28/2005         995,137
                                  1,000,000    Freddie Mac................................     2.41       11/04/2005         995,926
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$93,453,702)                                                        93,310,724
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--5.3%       18,409,000    UBS Securities LLC, purchased on 12/31/2004
                                                 to yield 2.20% to 1/03/2005 repurchase
                                                 price of $18,412,375 collateralized by
                                                 FHLMC, 4.25% due 5/04/2009...............                                18,409,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENT
                                               (COST--$18,409,000)                                                        18,409,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$344,952,369++)--99.9%..............                               344,768,799
                                               OTHER ASSETS LESS LIABILITIES--0.1%........                                   199,681
                                                                                                                        ------------
                                               NET ASSETS--100.0%.........................                              $344,968,480
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial paper and certain U.S. government, agency & instrumentality obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2004.

+ Variable rate notes.

++ The cost and unrealized appreciation/depreciation on investments as of December 31, 2004, as computed for federal income tax purposes were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $344,952,369
                                                              ============
Gross unrealized appreciation...............................  $      4,021
Gross unrealized depreciation...............................      (187,591)
                                                              ------------
Net unrealized depreciation.................................  $   (183,570)
                                                              ============
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2004 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Restricted securities:

-------------------------------------------------------------------------------------------------------------
                                                              ACQUISITION DATE(S)      COST          VALUE
-------------------------------------------------------------------------------------------------------------
General Electric Capital Assurance Company, 2.35% due
  10/03/2005................................................       9/28/2004        $ 3,000,000   $ 3,000,000
Jackson National Life Insurance Co., 2.36% due 5/02/2005....       5/03/2004          9,000,000     9,000,000
Monumental Life Insurance Company, 2.425% due 5/16/2005.....       5/18/2004          5,000,000     5,000,000
Monumental Life Insurance Company, 2.44% due 11/21/2005.....      10/25/2004         10,500,000    10,500,000
New York Life Insurance Company, 2.48% due 5/27/2005........       5/28/2004          5,000,000     5,000,000
-------------------------------------------------------------------------------------------------------------
TOTAL............................................................................   $32,500,000   $32,500,000
                                                                                    ===========   ===========
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

                                                                BALANCED
                                                                 CAPITAL               CORE BOND
                                                                STRATEGY                STRATEGY
                                                                PORTFOLIO              PORTFOLIO
--------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value*+++........  $ 832,738,415           $145,411,777
Investments in affiliated securities, at value+++++++.......    101,116,127                     --
Options purchased, at value+++++............................        376,010                171,678
Unrealized appreciation on swaps............................        136,855                 48,826
Cash........................................................          1,836                     --
Cash on deposit for financial futures contracts.............             --                     --
Foreign cash++++............................................             --                     --
Receivable for securities sold..............................      1,884,282                821,575
Interest receivable++++++...................................      2,453,228              1,082,334
Dividends receivable........................................      1,229,797                  3,779
Receivable for capital shares sold..........................             --                     --
Receivable for variation margin.............................          8,000                  2,078
Receivable for paydowns.....................................             --                     --
Receivable for securities lending...........................             18                     --
Receivable for swaps--net...................................        584,484                281,306
Swap premiums paid..........................................         14,070                  7,741
Prepaid expenses and other assets...........................          6,441                    958
                                                              -------------           ------------
 Total assets...............................................    940,549,563            147,832,052
                                                              -------------           ------------
LIABILITIES:
Collateral on securities loaned, at value...................             --                     --
Unrealized depreciation on swaps............................             --                     --
Options written, at value++.................................        712,363                327,866
Payable for securities purchased............................     25,351,090             12,175,659
Payable to custodian bank...................................             --                     --
Payable for capital shares redeemed.........................        141,493                  5,510
Payable for variation margin................................             --                     --
Payable to investment adviser...............................        292,035                 43,570
Swap premiums received......................................             --                    572
Payable for other affiliates................................          5,552                  1,565
Deferred foreign capital gain tax...........................             --                     --
Accrued expenses and other liabilities......................        117,243                 40,363
                                                              -------------           ------------
 Total liabilities..........................................     26,619,776             12,595,105
                                                              -------------           ------------
NET ASSETS..................................................  $ 913,929,787           $135,236,947
                                                              =============           ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................  $   6,553,069           $  1,141,441
Paid-in capital in excess of par............................    964,519,065            130,700,617
                                                              -------------           ------------
Undistributed investment income--net........................        276,133              1,545,416
Undistributed (accumulated) realized capital gains
 (losses)--net..............................................   (129,019,555)                (6,138)
Unrealized appreciation (depreciation)--net.................     71,601,075              1,855,611
                                                              -------------           ------------
Total accumulated earnings (losses)--net....................    (57,142,347)             3,394,889
                                                              -------------           ------------
NET ASSETS..................................................  $ 913,929,787           $135,236,947
                                                              =============           ============
Capital shares outstanding..................................     65,530,689             11,414,414
                                                              =============           ============
Net asset value, offering and redemption price per share....  $       13.95           $      11.85
                                                              =============           ============
*Identified cost for unaffiliated securities................  $ 761,255,191           $143,596,226
                                                              =============           ============
+Authorized shares..........................................    300,000,000            100,000,000
                                                              =============           ============
++Premiums received.........................................  $     810,429           $    373,001
                                                              =============           ============
+++Securities loaned........................................  $          --           $         --
                                                              =============           ============
++++Cost....................................................  $          --           $         --
                                                              =============           ============
+++++Premiums paid..........................................  $     507,300           $    231,060
                                                              =============           ============
++++++Interest from affiliates..............................  $     177,599           $         --
                                                              =============           ============
+++++++Identified cost for affiliated securities............  $ 101,116,127           $         --
                                                              =============           ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL       GLOBAL                     INTERMEDIATE     LARGE CAP
       GROWTH        ALLOCATION                    GOVERNMENT         CORE           MONEY
      STRATEGY        STRATEGY      HIGH YIELD        BOND          STRATEGY        RESERVE
      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------
    $ 281,439,197   $180,940,930   $ 80,990,724   $202,371,704    $273,636,599   $  344,768,799
        8,688,079     41,632,810      2,782,025             --      10,972,200               --
               --             --             --            150              --               --
               --             --         23,438         21,522              --               --
               --        632,684        129,282             --              --           26,350
               --             --        100,000             --              --               --
               --     16,264,919             --             --              --               --
        1,088,433        231,838             --          9,904          42,754               --
           26,555        916,728      1,453,193        698,681              12          481,357
          514,816        406,672          4,688             --         422,100               --
            7,443         43,102         12,476             --          33,189        1,106,926
               --             --             --             --              --               --
               --             --             --          5,273              --               --
               --             --             --             --           1,365               --
               --             --          8,583        197,616              --               --
               --             --            883             --              --               --
            2,049          9,341         44,521          1,417           1,249            2,611
    -------------   ------------   ------------   ------------    ------------   --------------
      291,766,572    241,079,024     85,549,813    203,306,267     285,109,468      346,386,043
    -------------   ------------   ------------   ------------    ------------   --------------
               --             --             --             --      10,972,200               --
               --             --             --        829,377              --               --
               --      1,100,090             --         16,800              --               --
        1,411,829        932,123        375,960     27,188,419              --               --
               --             --             --             --         379,748               --
          203,744         51,961        516,701         20,058          85,184        1,259,095
               --          3,581          5,375             --              --               --
           92,349         75,460         27,284         56,625          86,706          112,094
               --             --             --             --              --               --
            2,309          2,003          1,286          1,802           2,105            2,786
               --         24,252             --             --              --               --
           35,275         66,860         19,947         47,211          34,732           43,588
    -------------   ------------   ------------   ------------    ------------   --------------
        1,745,506      2,256,330        946,553     28,160,292      11,560,675        1,417,563
    -------------   ------------   ------------   ------------    ------------   --------------
    $ 290,021,066   $238,822,694   $ 84,603,260   $175,145,975    $273,548,793   $  344,968,480
    =============   ============   ============   ============    ============   ==============
    $   1,368,788   $  1,550,195   $  1,390,300   $  1,534,559    $  1,287,576   $   34,515,205
      410,259,021    211,196,299    118,529,793    171,608,288     260,916,115      310,636,845
    -------------   ------------   ------------   ------------    ------------   --------------
              115        512,696        522,024      1,501,457              --               82
     (159,554,290)   (13,532,411)   (37,322,625)        (7,355)    (30,564,726)             (82)
       37,947,432     39,095,915      1,483,768        509,026      41,909,828         (183,570)
    -------------   ------------   ------------   ------------    ------------   --------------
     (121,606,743)    26,076,200    (35,316,833)     2,003,128      11,345,102         (183,570)
    -------------   ------------   ------------   ------------    ------------   --------------
    $ 290,021,066   $238,822,694   $ 84,603,260   $175,145,975    $273,548,793   $  344,968,480
    =============   ============   ============   ============    ============   ==============
       13,687,882     15,501,948     13,902,999     15,345,594      12,875,756      345,152,050
    =============   ============   ============   ============    ============   ==============
    $       21.19   $      15.41   $       6.09   $      11.41    $      21.25   $         1.00
    =============   ============   ============   ============    ============   ==============
    $ 243,490,728   $142,468,877   $ 79,520,382   $201,045,973    $231,726,771   $  344,952,369
    =============   ============   ============   ============    ============   ==============
      100,000,000    100,000,000    100,000,000    100,000,000     100,000,000    2,000,000,000
    =============   ============   ============   ============    ============   ==============
    $          --   $    650,709   $         --   $     16,800    $         --   $           --
    =============   ============   ============   ============    ============   ==============
    $          --   $         --   $         --   $         --    $ 10,511,668   $           --
    =============   ============   ============   ============    ============   ==============
    $          --   $ 15,371,692   $         --   $         --    $         --   $           --
    =============   ============   ============   ============    ============   ==============
    $          --   $         --   $         --   $      9,000    $         --   $           --
    =============   ============   ============   ============    ============   ==============
    $      26,555   $     78,904   $      5,487   $         --    $         12   $           --
    =============   ============   ============   ============    ============   ==============
    $   8,688,079   $ 41,632,810   $  2,782,025   $         --    $ 10,972,200   $           --
    =============   ============   ============   ============    ============   ==============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                                                 BALANCED                 CORE
                                                                  CAPITAL                 BOND
                                                                 STRATEGY               STRATEGY
                                                                 PORTFOLIO             PORTFOLIO
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest**+.................................................    $10,293,351            $4,917,582
Dividends*..................................................     11,762,664                11,208
Securities lending--net.....................................         12,981                   156
Other income................................................             --                    --
                                                                -----------            ----------
  Total income..............................................     22,068,996             4,928,946
                                                                -----------            ----------
EXPENSES:
Investment advisory fees....................................      3,081,697               460,817
Accounting services.........................................        301,231                48,722
Professional fees...........................................         49,609                32,295
Custodian fees..............................................         66,288                26,485
Printing and shareholder reports............................         46,145                 6,746
Directors' fees and expenses................................         39,639                 6,317
Pricing services............................................         34,041                30,777
Transfer agent fees.........................................          5,000                 5,000
Interest expense............................................             --                    --
Other.......................................................         39,041                18,671
                                                                -----------            ----------
Total expenses before waiver................................      3,662,691               635,830
Waiver of expenses..........................................             --                    --
                                                                -----------            ----------
Total expenses after waiver.................................      3,662,691               635,830
                                                                -----------            ----------
Investment income--net......................................     18,406,305             4,293,116
                                                                -----------            ----------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................     32,231,493             1,885,148
  Foreign currency transactions--net........................       (130,795)              (55,789)
  Futures and swaps--net....................................      2,055,202               358,199
  Options written--net......................................        249,670               119,216
                                                                -----------            ----------
Total realized gain (loss)--net.............................     34,405,570             2,306,774
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     22,069,172              (870,816)
  Foreign currency transactions--net........................         43,493                28,688
  Futures and swaps--net....................................         58,499               119,840
  Options written--net......................................         98,066                45,135
                                                                -----------            ----------
Total change in unrealized appreciation/depreciation--net...     22,269,230              (677,153)
                                                                -----------            ----------
Total realized and unrealized gain (loss)--net..............     56,674,800             1,629,621
                                                                -----------            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $75,081,105            $5,922,737
                                                                ===========            ==========
*Net of foreign withholding tax.............................    $   135,219            $       --
                                                                ===========            ==========
**Interest from affiliates..................................    $ 1,624,834            $       --
                                                                ===========            ==========
+Net of foreign withholding tax.............................    $        --            $       --
                                                                ===========            ==========
++Net of $386,890 deferred foreign capital gain tax.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FUNDAMENTAL     GLOBAL                   INTERMEDIATE     LARGE CAP
      GROWTH      ALLOCATION       HIGH       GOVERNMENT        CORE          MONEY
     STRATEGY      STRATEGY       YIELD          BOND         STRATEGY       RESERVE
     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------
    $   132,381   $ 3,192,336   $7,123,906    $6,363,998     $       607    $5,530,702
      4,109,343     2,611,379       80,873            --       3,571,710            --
         23,160           980           --           841          14,479            --
             --            --       54,819            --              --            --
    -----------   -----------   ----------    ----------     -----------    ----------
      4,264,884     5,804,695    7,259,598     6,364,839       3,586,796     5,530,702
    -----------   -----------   ----------    ----------     -----------    ----------
        976,488       733,089      301,690       625,156         853,521     1,258,306
         95,595        70,373       33,756        64,933          81,916       123,540
         25,866        35,792       32,523        28,548          25,310        28,106
         26,338       113,783       15,152        29,352          40,836        21,783
         14,489        11,227        4,601        10,333          12,845        18,649
         13,190         9,034        4,668         8,996          11,256        17,449
          4,301        22,547       22,694        12,215           1,361         2,075
          5,000         5,417        5,000         5,000           5,000         5,000
             --            --           --        60,638              --            --
         19,215        17,236       12,219        20,444          14,930        17,943
    -----------   -----------   ----------    ----------     -----------    ----------
      1,180,482     1,018,498      432,303       865,615       1,046,975     1,492,851
             --        (1,501)        (427)           --              --            --
    -----------   -----------   ----------    ----------     -----------    ----------
      1,180,482     1,016,997      431,876       865,615       1,046,975     1,492,851
    -----------   -----------   ----------    ----------     -----------    ----------
      3,084,402     4,787,698    6,827,722     5,499,224       2,539,821     4,037,851
    -----------   -----------   ----------    ----------     -----------    ----------
     25,164,583    15,199,834    3,213,579       124,788      37,487,489           (82)
        (11,406)     (713,562)          --            --              --            --
             --       642,861       (6,675)    2,058,658              --            --
             --        71,934           --        83,623              --            --
    -----------   -----------   ----------    ----------     -----------    ----------
     25,153,177    15,201,067    3,206,904     2,267,069      37,487,489           (82)
     (7,801,141)   10,075,237++   (219,079)      434,667         627,255      (292,050)
         (1,028)    1,062,957           --            --              --            --
             --      (221,004)      13,426      (615,046)             --            --
             --      (407,135)          --        (2,252)             --            --
    -----------   -----------   ----------    ----------     -----------    ----------
     (7,802,169)   10,510,055     (205,653)     (182,631)        627,255      (292,050)
    -----------   -----------   ----------    ----------     -----------    ----------
     17,351,008    25,711,122    3,001,251     2,084,438      38,114,744      (292,132)
    -----------   -----------   ----------    ----------     -----------    ----------
    $20,435,410   $30,498,820   $9,828,973    $7,583,662     $40,654,565    $3,745,719
    ===========   ===========   ==========    ==========     ===========    ==========
    $    23,243   $   154,909   $       --    $       --     $        --    $       --
    ===========   ===========   ==========    ==========     ===========    ==========
    $   132,381   $   599,620   $   59,922    $       --     $       607    $       --
    ===========   ===========   ==========    ==========     ===========    ==========
    $        --   $       238   $       --    $       --     $        --    $       --
    ===========   ===========   ==========    ==========     ===========    ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         BALANCED                            CORE BOND
                                                                CAPITAL STRATEGY PORTFOLIO               STRATEGY PORTFOLIO
                                                              -------------------------------      ------------------------------
                                                                    FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                                       DECEMBER 31,                         DECEMBER 31,
                                                              -------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004               2003              2004              2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..................................      $  18,406,305      $ 20,091,559      $  4,293,116      $  5,240,969
Realized gain (loss)--net...............................         34,405,570       (22,286,385)        2,306,774         4,454,723
Change in unrealized appreciation/depreciation--net.....         22,269,230       176,603,959          (677,153)       (2,589,311)
                                                              -------------      ------------      ------------      ------------
Net increase in net assets resulting from operations....         75,081,105       174,409,133         5,922,737         7,106,381
                                                              -------------      ------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net..................................        (20,160,020)      (21,275,068)       (4,829,329)       (5,527,626)
Realized gain--net......................................                 --                --        (1,269,173)       (1,733,302)
                                                              -------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.........................        (20,160,020)      (21,275,068)       (6,098,502)       (7,260,928)
                                                              -------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..........................................       (103,510,610)      (71,372,317)       (1,285,777)       (8,647,005)
                                                              -------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets.................        (48,589,525)       81,761,748        (1,461,542)       (8,801,552)
Beginning of year.......................................        962,519,312       880,757,564       136,698,489       145,500,041
                                                              -------------      ------------      ------------      ------------
End of year*............................................      $ 913,929,787      $962,519,312      $135,236,947      $136,698,489
                                                              =============      ============      ============      ============
* Undistributed (accumulated distributions in excess of)
  investment income--net................................      $     276,133      $   (211,691)     $  1,545,416      $    905,864
                                                              =============      ============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                     FUNDAMENTAL GROWTH                  GLOBAL ALLOCATION
                                                                     STRATEGY PORTFOLIO                  STRATEGY PORTFOLIO
                                                               ------------------------------      ------------------------------
                                                                     FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                        DECEMBER 31,                        DECEMBER 31,
                                                               ------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2004              2003              2004              2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................      $  3,084,402      $  1,243,868      $  4,787,698      $  3,822,928
Realized gain (loss)--net................................        25,153,177       (30,062,687)       15,201,067         3,817,798
Change in unrealized appreciation/depreciation--net......        (7,802,169)       99,908,899        10,510,055        41,692,642
                                                               ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations.....        20,435,410        71,090,080        30,498,820        49,333,368
                                                               ------------      ------------      ------------      ------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net...................................        (3,065,397)       (1,230,011)       (7,100,012)       (5,972,495)
                                                               ------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders...........................................        (3,065,397)       (1,230,011)       (7,100,012)       (5,972,495)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions.............................       (35,593,992)      (24,671,141)        8,485,361        25,700,301
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..................       (18,223,979)       45,188,928        31,884,169        69,061,174
Beginning of year........................................       308,245,045       263,056,117       206,938,525       137,877,351
                                                               ------------      ------------      ------------      ------------
End of year*.............................................      $290,021,066      $308,245,045      $238,822,694      $206,938,525
                                                               ============      ============      ============      ============
* Undistributed (accumulated distributions in excess of)
  investment income--net.................................      $        115      $    (12,508)     $    512,696      $ (1,363,692)
                                                               ============      ============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                         HIGH YIELD                   INTERMEDIATE GOVERNMENT
                                                                         PORTFOLIO                         BOND PORTFOLIO
                                                               ------------------------------      ------------------------------
                                                                     FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                        DECEMBER 31,                        DECEMBER 31,
                                                               ------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2004              2003              2004              2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................      $  6,827,722      $  7,233,253      $  5,499,224      $  7,601,343
Realized gain (loss)--net................................         3,206,904        (7,397,563)        2,267,069         4,726,085
Change in unrealized appreciation/depreciation--net......          (205,653)       20,966,855          (182,631)       (7,317,071)
                                                               ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations.....         9,828,973        20,802,545         7,583,662         5,010,357
                                                               ------------      ------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net...................................        (7,167,688)       (7,274,168)       (5,498,636)       (7,714,886)
Realized gain--net.......................................                --                --        (1,215,302)       (3,139,042)
                                                               ------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders..........................        (7,167,688)       (7,274,168)       (6,713,938)      (10,853,928)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions.............................       (23,264,025)        5,490,032       (29,218,873)      (30,469,161)
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..................       (20,602,740)       19,018,409       (28,349,149)      (36,312,732)
Beginning of year........................................       105,206,000        86,187,591       203,495,124       239,807,856
                                                               ------------      ------------      ------------      ------------
End of year*.............................................      $ 84,603,260      $105,206,000      $175,145,975      $203,495,124
                                                               ============      ============      ============      ============
* Undistributed investment income--net...................      $    522,024      $    736,290      $  1,501,457      $    215,734
                                                               ============      ============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Concluded)
--------------------------------------------------------------------------------

                                                                       LARGE CAP CORE                          MONEY
                                                                     STRATEGY PORTFOLIO                  RESERVE PORTFOLIO
                                                               ------------------------------      ------------------------------
                                                                     FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                        DECEMBER 31,                        DECEMBER 31,
                                                               ------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2004              2003              2004              2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................      $  2,539,821      $  1,176,306      $  4,037,851      $  3,931,055
Realized gain (loss)--net................................        37,487,489        17,557,996               (82)           19,805
Change in unrealized appreciation/depreciation--net......           627,255        45,600,292          (292,050)         (130,279)
                                                               ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations.....        40,654,565        64,334,594         3,745,719         3,820,581
                                                               ------------      ------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net...................................        (2,553,516)       (1,175,000)       (4,037,769)       (3,931,055)
Realized gain--net.......................................                --                --                --           (19,805)
                                                               ------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders..........................        (2,553,516)       (1,175,000)       (4,037,769)       (3,950,860)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions...........................................       (21,477,211)      (12,594,903)      (56,477,800)      (64,117,033)
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..................        16,623,838        50,564,691       (56,769,850)      (64,247,312)
Beginning of year........................................       256,924,955       206,360,264       401,738,330       465,985,642
                                                               ------------      ------------      ------------      ------------
End of year*.............................................      $273,548,793      $256,924,955      $344,968,480      $401,738,330
                                                               ============      ============      ============      ============
* Undistributed (accumulated distributions in excess of)
  investment income--net.................................      $         --      $    (26,176)     $         82      $         --
                                                               ============      ============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                         BALANCED CAPITAL STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002           2001
---------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  13.13      $  11.07      $  13.14      $    14.44
                                                                 --------      --------      --------      ----------
Investment income--net*....................................           .27           .27           .35             .35
Realized and unrealized gain (loss)--net...................           .86          2.09         (2.05)          (1.33)
                                                                 --------      --------      --------      ----------
Total from investment operations...........................          1.13          2.36         (1.70)           (.98)
                                                                 --------      --------      --------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.31)         (.30)         (.37)           (.32)
In excess of investment income--net........................            --            --            --              --
Realized gain--net.........................................            --            --            --              --
In excess of realized gain--net............................            --            --            --              --
                                                                 --------      --------      --------      ----------
Total dividends and distributions..........................          (.31)         (.30)         (.37)           (.32)
                                                                 --------      --------      --------      ----------
Net asset value, end of year...............................      $  13.95      $  13.13      $  11.07      $    13.14
                                                                 ========      ========      ========      ==========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................         8.64%        21.29%       (12.89%)         (6.76%)
                                                                 ========      ========      ========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .40%          .40%          .40%            .40%
                                                                 ========      ========      ========      ==========
Investment income--net.....................................         2.00%         2.24%         2.81%           2.57%
                                                                 ========      ========      ========      ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $913,930      $962,519      $880,758      $1,146,795
                                                                 ========      ========      ========      ==========
Portfolio turnover.........................................        86.01%       104.78%        35.46%         154.91%
                                                                 ========      ========      ========      ==========

                                                              BALANCED
                                                              CAPITAL
                                                              STRATEGY
                                                             PORTFOLIO
                                                             ----------
                                                              FOR THE
                                                             YEAR ENDED
                                                              DECEMBER
                                                                31,
                                                             ----------
INCREASE (DECREASE) IN NET ASSET VALUE:                         2000
----------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................  $    18.19
                                                             ----------
Investment income--net*....................................         .43
Realized and unrealized gain (loss)--net...................       (1.31)
                                                             ----------
Total from investment operations...........................        (.88)
                                                             ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................        (.43)
In excess of investment income--net........................        (.16)
Realized gain--net.........................................       (2.04)
In excess of realized gain--net............................        (.24)
                                                             ----------
Total dividends and distributions..........................       (2.87)
                                                             ----------
Net asset value, end of year...............................  $    14.44
                                                             ==========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................      (4.92%)
                                                             ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .38%
                                                             ==========
Investment income--net.....................................       2.39%
                                                             ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................  $1,246,623
                                                             ==========
Portfolio turnover.........................................     103.15%
                                                             ==========

 * Based on average shares outstanding.
 + Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                                   CORE BOND STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  11.86      $  11.89      $  11.35      $  11.13      $  10.83
                                                                 --------      --------      --------      --------      --------
Investment income--net*....................................           .37           .43           .55           .62           .75
Realized and unrealized gain--net..........................           .16           .14           .54           .23           .24
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................           .53           .57          1.09           .85           .99
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.52)         (.45)         (.55)         (.63)         (.69)
Realized gain--net.........................................          (.02)         (.15)           --            --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.54)         (.60)         (.55)         (.63)         (.69)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  11.85      $  11.86      $  11.89      $  11.35      $  11.13
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................         4.48%         4.95%         9.95%         7.83%         9.57%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .46%          .46%          .43%          .44%          .41%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         3.12%         3.62%         4.73%         5.42%         6.94%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $135,237      $136,698      $145,500      $130,102      $118,088
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       220.17%       272.48%       269.83%       283.16%       109.60%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                              FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  19.92      $  15.53      $  21.82      $  27.03      $  38.03
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .21*          .08*          .07*          .12*          .19
Realized and unrealized gain (loss)--net...................          1.29          4.39         (6.28)        (5.20)        (2.49)
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          1.50          4.47         (6.21)        (5.08)        (2.30)
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.23)         (.08)         (.08)         (.13)         (.19)
Realized gain--net.........................................            --            --            --            --         (8.46)
In excess of realized gain--net............................            --            --            --            --          (.05)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.23)         (.08)         (.08)         (.13)        (8.70)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  21.19      $  19.92      $  15.53      $  21.82      $  27.03
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................         7.51%        28.78%       (28.47%)      (18.81%)       (6.38%)
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .40%          .41%          .41%          .40%          .38%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         1.06%          .45%          .38%          .52%          .48%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $290,021      $308,245      $263,056      $417,358      $582,265
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        70.73%       103.59%        98.84%       116.05%       105.19%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                               GLOBAL ALLOCATION STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  13.85      $  10.55      $  11.97      $  13.33      $  17.17
                                                                 --------      --------      --------      --------      --------
Investment income--net*....................................           .32           .29           .34           .34           .38
Realized and unrealized gain (loss)--net...................          1.71          3.42         (1.30)        (1.46)        (1.99)
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          2.03          3.71          (.96)        (1.12)        (1.61)
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.47)         (.41)         (.46)         (.24)         (.40)
In excess of investment income--net........................            --            --            --            --          (.01)
Realized gain--net.........................................            --            --            --            --         (1.23)
In excess of realized gain--net............................            --            --            --            --          (.59)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.47)         (.41)         (.46)         (.24)        (2.23)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  15.41      $  13.85      $  10.55      $  11.97      $  13.33
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................        14.69%        35.24%        (8.01%)       (8.43%)       (9.42%)
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding reorganization
  expenses.................................................          .46%          .47%          .48%          .45%          .46%
                                                                 ========      ========      ========      ========      ========
Expenses, net of waiver....................................          .46%          .47%          .48%          .45%          .46%
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .46%          .47%          .48%          .45%          .46%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         2.18%         2.44%         2.99%         2.75%         2.31%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $238,823      $206,939      $137,877      $166,575      $200,858
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        43.60%        47.25%        53.57%       110.57%       121.89%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses. If applicable, the Portfolio's Investment Adviser waived a portion of its management fee. Without such waiver, the Portfolio's performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                                      HIGH YIELD PORTFOLIO
                                                                  ------------------------------------------------------------
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................      $  5.88      $   5.12      $  5.85      $  6.40      $  7.45
                                                                  -------      --------      -------      -------      -------
Investment income--net*.....................................          .45           .43          .50          .68          .74
Realized and unrealized gain (loss)--net....................          .22           .76         (.71)        (.56)       (1.10)
                                                                  -------      --------      -------      -------      -------
Total from investment operations............................          .67          1.19         (.21)         .12         (.36)
                                                                  -------      --------      -------      -------      -------
Less dividends from investment income--net..................         (.46)         (.43)        (.52)        (.67)        (.69)
                                                                  -------      --------      -------      -------      -------
Net asset value, end of year................................      $  6.09      $   5.88      $  5.12      $  5.85      $  6.40
                                                                  =======      ========      =======      =======      =======
TOTAL INVESTMENT RETURN:+
Based on net asset value per share..........................       12.11%        24.40%++     (3.47%)       1.70%       (5.14%)
                                                                  =======      ========      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................         .48%          .44%         .47%         .46%         .42%
                                                                  =======      ========      =======      =======      =======
Expenses....................................................         .48%          .44%         .47%         .46%         .42%
                                                                  =======      ========      =======      =======      =======
Investment income--net......................................        7.57%         7.68%        9.33%       10.71%       10.44%
                                                                  =======      ========      =======      =======      =======
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................      $84,603      $105,206      $86,188      $76,806      $89,488
                                                                  =======      ========      =======      =======      =======
Portfolio turnover..........................................       71.96%       148.84%       90.83%       77.79%       57.39%
                                                                  =======      ========      =======      =======      =======

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses. If applicable, the Portfolio's Investment Adviser waived a portion of its management fee. Without such waiver, the Portfolio's performance would have been lower.
++ Merrill Lynch Life Insurance Company(an indirect, wholly-owned subsidiary of
   Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                              INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  11.36      $  11.67      $  11.12      $  10.99      $  10.45
                                                                 --------      --------      --------      --------      --------
Investment income--net*....................................           .34           .39           .51           .60           .68
Realized and unrealized gain (loss)--net...................           .13          (.13)          .49           .14           .49
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................           .47           .26          1.00           .74          1.17
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.34)         (.39)         (.45)         (.61)         (.63)
Realized gain--net.........................................          (.08)         (.18)           --            --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.42)         (.57)         (.45)         (.61)         (.63)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  11.41      $  11.36      $  11.67      $  11.12      $  10.99
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................         4.15%         2.26%         9.81%         6.94%        11.64%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expenses......................          .43%          .43%          .42%          .42%          .39%
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .46%          .43%          .42%          .42%          .39%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         2.94%         3.36%         4.49%         5.42%         6.47%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $175,146      $203,495      $239,808      $225,658      $215,669
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       167.74%       236.86%       219.81%       125.46%       105.38%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                                LARGE CAP CORE STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  18.31      $  13.88      $  17.25      $  19.34      $  29.43
                                                                 --------      --------      --------      --------      --------
Investment income--net*....................................           .19           .08           .13           .17           .36
Realized and unrealized gain (loss)--net...................          2.95          4.43         (3.36)        (2.10)        (3.17)
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          3.14          4.51         (3.23)        (1.93)        (2.81)
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.20)         (.08)         (.14)         (.16)         (.38)
In excess of investment income--net........................            --            --            --            --          (.11)
Realized gain--net.........................................            --            --            --            --         (5.65)
In excess of realized gain--net............................            --            --            --            --         (1.14)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.20)         (.08)         (.14)         (.16)        (7.28)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  21.25      $  18.31      $  13.88      $  17.25      $  19.34
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................        17.15%        32.52%       (18.74%)       (9.97%)       (9.87%)
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .41%          .41%          .43%          .42%          .39%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         1.00%          .53%          .80%          .96%         1.26%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $273,549      $256,925      $206,360      $287,294      $356,539
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       126.98%       127.19%       124.16%       178.95%       103.85%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                                     MONEY RESERVE PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .01           .01           .02           .04           .06
Realized and unrealized gain (loss)--net...................            --+++         --++          --++          --++          --++
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................           .01           .01           .02           .04           .06
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.01)         (.01)         (.02)         (.04)         (.06)
Realized gain--net.........................................            --+++         --+++         --+++         --+++         --+++
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.01)         (.01)         (.02)         (.04)         (.06)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................         1.10%         0.89%         1.68%         4.15%         6.19%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .40%          .40%          .39%          .38%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income and realized gain--net...................         1.07%         0.89%         1.67%         4.08%         6.11%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $344,968      $401,738      $465,986      $509,986      $504,076
                                                                 ========      ========      ========      ========      ========

  + Total investment returns exclude insurance-related fees and expenses.

 ++ Amount is less than $.01 per share.

+++ Amount is less than $(.01) per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company offering fourteen separate portfolios. This report relates to eight of the Fund's portfolios:(referred to as the "Portfolios" or individually as a "Portfolio"): Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio, Large Cap Core Strategy Portfolio and Money Reserve Portfolio. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than 60 days after the valuation date are valued at market value. When such securities are valued with 60 days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within 60 days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio and Large Cap Core Strategy
Portfolio: Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options, or in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--Certain Portfolios may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(i) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(j) Security lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(l) Custodian bank--Large Cap Core recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(m) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(n) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

BALANCED CAPITAL STRATEGY PORTFOLIO:

$2,252,819 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $11,280 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, swap agreements and tax-exempt income. These reclassifications have no effect on net assets or net asset values per share.

CORE BOND STRATEGY PORTFOLIO:

$1,180,852 has been reclassified between undistributed net realized capital gains and undistributed net investment income and $5,087 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, tax-exempt income and the characterization of distributions. These reclassifications have no effect on net assets or net asset values per share.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO:

$11,406 has been reclassified between undistributed net investment income and undistributed realized net capital losses and $5,024 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and to distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

GLOBAL ALLOCATION PORTFOLIO:

$4,188,702 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities and the reclassification of proceeds on sales of securities in default. These reclassifications have no effect on net assets or net asset values per share.

HIGH YIELD PORTFOLIO:

$125,700 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for swap agreements. This reclassification has no effect on net assets or net asset values per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND PORTFOLIO:

$1,285,135 has been reclassified between accumulated net realized capital gains and undistributed net investment income as a result of a permanent difference attributable to swap agreements. This reclassification has no effect on net assets or net asset values per share.

LARGE CAP CORE STRATEGY PORTFOLIO:

$39,871 has been reclassified between paid-in capital in excess of par and accumulated net investment income as a result of permanent difference attributable to distributions in excess of net investment income. This reclassification has no effect on net assets or net asset values per share.

MONEY RESERVE PORTFOLIO:

There were no significant reclassifications in the current year.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For year ended December 31, 2004, MLIM earned fees of $733,089 and waived $1,501 relating to the Global Allocation Strategy Portfolio and earned fees of $301,690 and waived $427 relating to the High Yield Portfolio.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

As of December 31, 2004, the following Portfolios lent securities to MLPF&S:

----------------------------------------------------------------------------------
                                                                AMOUNT OF LOANED
PORTFOLIOS                                                    PORTFOLIO SECURITIES
----------------------------------------------------------------------------------
Large Cap Core Portfolio....................................       $1,290,000
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For the year ended December 31, 2004, MLIM, LLC received securities lending agent fees from the following Portfolios:

----------------------------------------------------------------------------------
                                                               SECURITIES LENDING
PORTFOLIOS                                                         AGENT FEES
----------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................        $ 5,875
Core Bond Strategy Portfolio................................        $    71
Fundamental Growth Strategy Portfolio.......................        $10,009
Global Allocation Strategy Portfolio........................        $   417
Intermediate Government Portfolio...........................        $   515
Large Cap Core Strategy Portfolio...........................        $ 6,323
----------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of Portfolio security transactions aggregating $59,383 in the Balanced Capital Strategy Portfolio, $67,192 in the Fundamental Growth Strategy Portfolio and $13,253 in the Global Allocation Strategy Portfolio for the year ended December 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2004, the Fund reimbursed MLIM an aggregate of $19,196 in Balanced Capital Strategy Portfolio, $2,894 in Core Bond Strategy Portfolio, $6,081 in Fundamental Growth Strategy Portfolio, $4,558 in Global Allocation Strategy Portfolio, $2,012 in High Yield Portfolio, $3,916 in Intermediate Government Bond Portfolio, $5,240 in Large Cap Core Strategy Portfolio and $7,893 in Money Reserves Portfolio for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended December 31, 2004 were as follows:

                                                                             FUNDAMENTAL      GLOBAL
                                               BALANCED        CORE BOND        GROWTH      ALLOCATION
                                           CAPITAL STRATEGY     STRATEGY       STRATEGY      STRATEGY     HIGH YIELD
                                              PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Total Purchases..........................    $713,849,386     $303,655,058   $199,230,483   $73,639,305   $61,044,468
                                             ------------     ------------   ------------   -----------   -----------
Total Sales..............................    $783,247,665     $334,365,170   $235,426,456   $76,932,450   $83,549,209
                                             ============     ============   ============   ===========   ===========


                                            INTERMEDIATE      LARGE CAP
                                             GOVERNMENT     CORE STRATEGY
                                           BOND PORTFOLIO     PORTFOLIO
-----------------------------------------  ------------------------------
Total Purchases..........................   $346,793,389    $325,291,830
                                            ------------    ------------
Total Sales..............................   $380,406,686    $346,736,384
                                            ============    ============

Transactions in options written for the year ended December 31, 2004 for Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Global Allocation Strategy Portfolio and Intermediate Government Bond Portfolio are as follows:

                                                                                                                 INTERMEDIATE
                                                                BALANCED CAPITAL           CORE BOND              GOVERNMENT
                                                               STRATEGY PORTFOLIO      STRATEGY PORTFOLIO       BOND PORTFOLIO
                                                              ---------------------   --------------------   --------------------
                                                              NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS   NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED    CONTRACTS   RECEIVED   CONTRACTS   RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written, at beginning of year.......      --      $      --        --     $    --         2      $  8,585
Options written.............................................     333        914,895       153     420,640        22        14,355
Options exercised...........................................     (68)       (11,432)      (31)     (5,212)       --            --
Options expired.............................................    (241)       (93,034)     (111)    (42,427)      (24)      (22,940)
                                                                ----      ---------    ------     --------      ---      --------
Outstanding put options written, at end of year.............      24      $ 810,429        11     $373,001       --      $     --
                                                                ====      =========    ======     ========      ===      ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                                                INTERMEDIATE
                                       BALANCED CAPITAL           CORE BOND           GLOBAL ALLOCATION          GOVERNMENT
                                      STRATEGY PORTFOLIO      STRATEGY PORTFOLIO     STRATEGY PORTFOLIO        BOND PORTFOLIO
                                     ---------------------   --------------------   ---------------------   ---------------------
                                     NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS   NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS
                                     CONTRACTS   RECEIVED    CONTRACTS   RECEIVED   CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
 at beginning of year..............       --     $      --        --     $    --        645     $104,444         2      $   8,585
Options written....................    5,983       369,551     2,584     152,748      5,377      720,720       902        320,213
Options exercised..................     (137)      (46,955)      (60)    (20,639)      (444)     (60,905)       --             --
Options expired....................   (5,840)     (203,100)   (2,522)    (92,277)      (843)     (86,040)     (883)      (139,106)
Options closed.....................       (6)     (119,496)       (2)    (39,832)      (188)     (27,510)      (10)      (172,892)
                                      ------     ---------    ------     --------     -----     --------      ----      ---------
Outstanding call options written,
 at end of year....................       --     $      --        --     $    --      4,547     $650,709        11      $  16,800
                                      ======     =========    ======     ========     =====     ========      ====      =========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2004                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     243,545   $   3,246,280    1,457,350   $ 17,189,604      450,706   $  9,028,432
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,447,238      20,160,020      517,038      6,098,502      144,322      3,065,397
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................   1,690,783      23,406,300    1,974,388     23,288,106      595,028     12,093,829
Shares redeemed.......................  (9,486,270)   (126,916,910)  (2,081,845)   (24,573,883)  (2,379,764)   (47,687,822)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............  (7,795,487)  $(103,510,610)    (107,457)  $ (1,285,777)  (1,784,736)  $(35,593,993)
                                        ==========   =============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2004                         SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................   2,075,453   $ 29,692,334
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     462,843      7,100,012
                                        ----------   ------------
Total issued..........................   2,538,296     36,792,346
Shares redeemed.......................  (1,974,878)   (28,306,985)
                                        ----------   ------------
Net increase (decrease)...............     563,418   $  8,485,361
                                        ==========   ============

                                             HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP
                                              PORTFOLIO                BOND PORTFOLIO          CORE STRATEGY PORTFOLIO
                                      -------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                    DOLLAR                      DOLLAR                      DOLLAR
DECEMBER 31, 2004                       SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold.........................   2,794,520   $ 16,404,522      341,004   $  3,879,706      791,275   $ 15,258,007
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   1,223,987      7,167,688      589,568      6,713,938      119,940      2,553,516
                                      ----------   ------------   ----------   ------------   ----------   ------------
Total issued........................   4,018,507     23,572,210      930,572     10,593,644      911,215     17,811,523
Shares redeemed.....................  (8,009,396)   (46,836,235)  (3,495,853)   (39,812,517)  (2,064,127)   (39,288,734)
                                      ----------   ------------   ----------   ------------   ----------   ------------
Net decrease........................  (3,990,889)  $(23,264,025)  (2,565,281)  $(29,218,873)  (1,152,912)  $(21,477,211)
                                      ==========   ============   ==========   ============   ==========   ============

                                             MONEY RESERVE
                                               PORTFOLIO
                                      ----------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2004                        SHARES         AMOUNT
------------------------------------  ----------------------------
Shares sold.........................   107,463,422   $ 107,463,422
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................     4,036,367       4,036,367
                                      ------------   -------------
Total issued........................   111,499,789     111,499,789
Shares redeemed.....................  (167,977,589)   (167,977,589)
                                      ------------   -------------
Net decrease........................   (56,477,800)  $ (56,477,800)
                                      ============   =============

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2003                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     678,542   $   8,147,155    1,307,582   $ 15,579,834      774,296   $ 13,226,652
Shares issued resulting from
 reorganization.......................          --              --           --             --           --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,620,341      21,275,068      610,858      7,260,928       61,841      1,230,011
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................   2,298,883      29,422,223    1,918,440     22,840,762      836,137     14,456,663
Shares redeemed.......................  (8,523,497)   (100,794,540)  (2,638,105)   (31,487,767)  (2,307,438)   (39,127,804)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............  (6,224,614)  $ (71,372,317)    (719,665)  $ (8,647,005)  (1,471,301)  $(24,671,141)
                                        ==========   =============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2003                         SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................   1,620,816   $ 20,452,804
Shares issued resulting from
 reorganization.......................   1,251,881     16,447,738
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     436,733      5,972,495
                                        ----------   ------------
Total issued..........................   3,309,430     42,873,037
Shares redeemed.......................  (1,441,024)   (17,172,736)
                                        ----------   ------------
Net increase (decrease)...............   1,868,406   $ 25,700,301
                                        ==========   ============

                                            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP
                                            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO
                                    --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                   DOLLAR                      DOLLAR                      DOLLAR
DECEMBER 31, 2003                     SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold.......................   14,538,309   $ 79,466,453    1,437,352   $ 16,660,368    1,099,560   $ 17,243,572
Shares issued to shareholders in
 reinvestment of dividends and
 distributions....................    1,342,219      7,274,168      942,934     10,853,928       64,068      1,175,000
                                    -----------   ------------   ----------   ------------   ----------   ------------
Total issued......................   15,880,528     86,740,621    2,380,286     27,514,296    1,163,628     18,418,572
Shares redeemed...................  (14,833,885)   (81,250,589)  (5,011,972)   (57,983,457)  (2,004,445)   (31,013,475)
                                    -----------   ------------   ----------   ------------   ----------   ------------
Net increase (decrease)...........    1,046,643   $  5,490,032   (2,631,686)  $(30,469,161)    (840,817)  $(12,594,903)
                                    ===========   ============   ==========   ============   ==========   ============

                                           MONEY RESERVE
                                             PORTFOLIO
                                    ----------------------------
FOR THE YEAR ENDED                                    DOLLAR
DECEMBER 31, 2003                      SHARES         AMOUNT
----------------------------------  ----------------------------
Shares sold.......................   146,472,682   $ 146,472,682
Shares issued to shareholders in
 reinvestment of dividends and
 distributions....................     3,950,860       3,950,860
                                    ------------   -------------
Total issued......................   150,423,542     150,423,542
Shares redeemed...................  (214,540,575)   (214,540,575)
                                    ------------   -------------
Net increase (decrease)...........   (64,117,033)  $ (64,117,033)
                                    ============   =============

5. REVERSE REPURCHASE AGREEMENTS:

Under a reverse repurchase agreement, a portfolio sells securities to repurchase them at a mutually agreed upon date and price. At the time a portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For the year ended December 31, 2004, the Intermediate Government Bond Portfolio's average amount outstanding was approximately $5,243,383 and daily weighted average interest rate was 1.15%.

6. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

7. COMMITMENTS:

At December 31, 2004, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase various foreign currencies with approximate values of $233,000 for Fundamental Growth Strategy Portfolio and $177,000 for Global Allocation Strategy Portfolio.

8. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid the following ordinary income dividends on January 3, 2005 to shareholders of record on December 31, 2004.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.131548
High Yield..................................................  $.040390
Intermediate Government Bond................................  $.027548
-----------------------------------------------------------------------

BALANCED CAPITAL STRATEGY PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004    12/31/2003
                                                              -----------   -----------
Distributions paid from:
  Ordinary income...........................................  $20,160,020   $21,275,068
                                                              -----------   -----------
Total taxable distributions.................................  $20,160,020   $21,275,068
                                                              ===========   ===========

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net..........................               $     379,656
Undistributed long-term capital gains--net..................                          --
                                                                           -------------
Total undistributed earnings--net...........................                     379,656
Capital loss carryforward...................................                (121,985,504)*
Unrealized gains--net.......................................                  64,463,501**
                                                                           -------------
Total accumulated losses--net...............................               $ (57,142,347)
                                                                           =============

 * On December 31, 2004, the Portfolio had a net capital loss carryforward of $121,985,504 of which $17,856,612 expires in 2009, $80,796,301 expires in
   2010 and $23,332,591 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

CORE BOND STRATEGY PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004    12/31/2003
                                                              -----------   -----------
Distributions paid from:
  Ordinary income...........................................  $4,829,329    $5,705,449
  Net long-term capital gains...............................   1,269,173     1,555,479
                                                              ----------    ----------
Total taxable distributions.................................  $6,098,502    $7,260,928
                                                              ==========    ==========

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net..........................  $1,640,710
Undistributed long-term capital gains--net..................      71,070
                                                              ----------
Total undistributed earnings--net...........................   1,711,780
Capital loss carryforward...................................          --
Unrealized gains--net.......................................   1,683,109*
                                                              ----------
Total accumulated earnings--net.............................  $3,394,889
                                                              ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004   12/31/2003
                                                              ----------   ----------
Distributions paid from:
  Ordinary income...........................................  $3,065,397   $1,230,011
                                                              ----------   ----------
Total taxable distributions.................................  $3,065,397   $1,230,011
                                                              ==========   ==========

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net..........................  $          --
Undistributed long-term capital gains--net..................             --
                                                              -------------
Total undistributed earnings--net...........................             --
Capital loss carryforward...................................   (158,957,477)*
Unrealized gains--net.......................................     37,350,734**
                                                              -------------
Total accumulated losses--net...............................  $(121,606,743)
                                                              =============

 * On December 31, 2004, the Portfolio had a net capital loss carryforward of $158,957,477, of which $53,547,727 expires in 2009, $69,532,581 expires in
   2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of net unrealized losses on certain foreign currency contracts.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

GLOBAL ALLOCATION STRATEGY PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004   12/31/2003
                                                              ----------   ----------
Distributions paid from:
  Ordinary income...........................................  $7,100,012   $5,972,495
                                                              ----------   ----------
Total taxable distributions.................................  $7,100,012   $5,972,495
                                                              ==========   ==========

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net..........................  $  1,831,282
Undistributed long-term capital gains--net..................            --
                                                              ------------
Total undistributed earnings--net...........................     1,831,282
Capital loss carryforward...................................   (13,161,778)*
Unrealized gains--net.......................................    37,406,696**
                                                              ------------
Total accumulated earnings--net.............................  $ 26,076,200
                                                              ============

 * On December 31, 2004, the Portfolio had a net capital loss carryforward of $13,161,778, of which $2,473,089 expires in 2009, $9,479,295 expires in 2010 and $1,209,394 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

HIGH YIELD PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004   12/31/2003
                                                              ----------   ----------
Distributions paid from:
  Ordinary income...........................................  $7,167,688   $7,274,168
                                                              ----------   ----------
Total taxable distributions.................................  $7,167,688   $7,274,168
                                                              ==========   ==========

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net..........................  $    402,574
Undistributed long-term capital gains--net..................            --
                                                              ------------
Total undistributed earnings--net...........................       402,574
Capital loss carryforward...................................   (37,323,637)*
Unrealized gains--net.......................................     1,604,230**
                                                              ------------
Total accumulated losses--net...............................  $(35,316,833)
                                                              ============

 * On December 31, 2004, the Portfolio had a net capital loss carryforward of $37,323,637 of which $1,317,507 expires in 2006, $1,824,536 expires in 2007,
   $6,196,936 expires in 2008, $8,474,548 expires in 2009, $10,420,967 expires in 2010 and $9,089,143 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004    12/31/2003
                                                              -----------   -----------
Distributions paid from:
  Ordinary income...........................................  $6,479,637    $ 7,714,886
  Net long-term capital gains...............................     234,301      3,139,042
                                                              ----------    -----------
Total taxable distributions.................................  $6,713,938    $10,853,928
                                                              ==========    ===========

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net..........................               $1,563,490
Undistributed long-term capital gain--net...................                       --
                                                                           ----------
Total undistributed earnings--net...........................                1,563,490
Capital loss carryforward...................................                       --
Unrealized gains--net.......................................                  439,638*
                                                                           ----------
Total accumulated earnings--net.............................               $2,003,128
                                                                           ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

LARGE CAP CORE STRATEGY PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004   12/31/2003
                                                              ----------   ----------
Distributions paid from:
  Ordinary income...........................................  $2,553,516   $1,175,000
                                                              ----------   ----------
Total taxable distributions.................................  $2,553,516   $1,175,000
                                                              ==========   ==========

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net..........................                 $         --
Undistributed long-term capital gains--net..................                           --
                                                                             ------------
Total undistributed earnings--net...........................                           --
Capital loss carryforward...................................                  (28,618,558)*
Unrealized gains--net.......................................                   39,963,660**
                                                                             ------------
Total accumulated earnings--net.............................                 $ 11,345,102
                                                                             ============

 * On December 31, 2004, the Portfolio had a net capital loss carryforward of $28,618,558 of which $2,932,908 expires in 2009 and $25,685,650 expires in
   2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

MONEY RESERVE PORTFOLIO

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

                                                              12/31/2004   12/31/2003
                                                              ----------   ----------
Distributions paid from:
  Ordinary income...........................................  $4,037,769   $3,950,743
  Net long-term capital gains...............................         --           117
                                                              ----------   ----------
Total taxable distributions.................................  $4,037,769   $3,950,860
                                                              ==========   ==========

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net..........................               $      82
Undistributed long-term capital gains--net..................                      --
                                                                           ---------
Total undistributed earnings--net...........................                      82
Capital loss carryforward...................................                     (49)*
Unrealized losses--net......................................                (183,603)
                                                                           ---------
Total accumulated losses--net...............................               $(183,570)
                                                                           =========

 * On December 31, 2004, the Portfolio had a net capital loss carryforward of $49, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio, Large Cap Core Strategy Portfolio and Money Reserve Portfolio (eight of the portfolios constituting the Merrill Lynch Series Fund, Inc. (the "Fund")) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

February 22, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                 FUND COMPLEX
                                      POSITION(S) HELD                               PRINCIPAL OCCUPATION(S)       OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND        LENGTH OF TIME SERVED        DURING PAST 5 YEARS       BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                        President and       1999 to present         President and Chairman of      124 Funds
P.O. Box 9011                          Director                                    the Merrill Lynch            163 Portfolios
Princeton, NJ 08543-9011                                                           Investment Managers, L.P.
Age: 64                                                                            ("MLIM")/Fund Asset
                                                                                   Management ("FAM")-advised
                                                                                   funds since 1999; Chairman
                                                                                   (Americas Region) of MLIM
                                                                                   from 2000 to 2002;
                                                                                   Executive Vice President of
                                                                                   MLIM and FAM (which terms
                                                                                   as used herein include
                                                                                   their corporate
                                                                                   predecessors) from 1983 to
                                                                                   2002; President of FAM
                                                                                   Distributors, Inc. ("FAMD")
                                                                                   from 1986 to 2002 and
                                                                                   Director thereof from 1991
                                                                                   to 2002; Executive Vice
                                                                                   President and Director of
                                                                                   Princeton Services, Inc.
                                                                                   ("Princeton Services") from
                                                                                   1993 to 2002; President of
                                                                                   Princeton Administrators,
                                                                                   L.P. from 1989 to 2002;
                                                                                   Director of Financial Data
                                                                                   Services, Inc., since 1985.
------------------------------------------------------------------------------------------------------------------------------

----------------------------  ------------------

                                 OTHER PUBLIC
                              DIRECTORSHIPS HELD
    NAME, ADDRESS & AGE          BY DIRECTOR
----------------------------  ------------------
Terry K. Glenn*                      None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 64
---------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

INDEPENDENT DIRECTORS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                                                                                               FUND COMPLEX
    NAME, ADDRESS & AGE               POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)      OVERSEEN
        OF DIRECTOR                      WITH FUND      LENGTH OF TIME SERVED*        DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Donald W. Burton                          Director        2002 to present         General Partner of The         23 Funds
P.O. Box 9095                                                                     Burton Partnership, Limited  42 Portfolios
Princeton, NJ 08543-9095                                                          Partnership (an Investment
Age: 60                                                                           Partnership) since 1979;
                                                                                  Managing General Partner of
                                                                                  The South Atlantic Venture
                                                                                  Funds since 1983; Member of
                                                                                  the Investment Advisory
                                                                                  Committee of the Florida
                                                                                  State Board of
                                                                                  Administration since 2001.
----------------------------------------------------------------------------------------------------------------------------

----------------------------  ---------------------

                                  OTHER PUBLIC
    NAME, ADDRESS & AGE       DIRECTORSHIPS HELD BY
        OF DIRECTOR                 DIRECTOR
----------------------------  ---------------------
Donald W. Burton              ITC DeltaCom, Inc.,
P.O. Box 9095                 Knology, Inc.,
Princeton, NJ 08543-9095      Symbion, Inc.
Age: 60

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONCLUDED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                                                                                               FUND COMPLEX
    NAME, ADDRESS & AGE               POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)      OVERSEEN
        OF DIRECTOR                      WITH FUND      LENGTH OF TIME SERVED*        DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
M. Colyer Crum                            Director        2000 to present         James R. Williston             24 Funds
P.O. Box 9095                                                                     Professor of Investment      43 Portfolios
Princeton, NJ 08543-9095                                                          Management Emeritus,
Age: 72                                                                           Harvard Business School
                                                                                  since 1996; James R.
                                                                                  Williston Professor of
                                                                                  Investment Management,
                                                                                  Harvard Business School
                                                                                  from 1971 to 1996.
----------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick                      Director        2000 to present         Professor of Finance and       23 Funds
P.O. Box 9095                                                                     Economics, Graduate School   42 Portfolios
Princeton, NJ 08543-9095                                                          of Business, Columbia
Age: 42                                                                           University since 1998.
----------------------------------------------------------------------------------------------------------------------------
David H. Walsh                            Director        2003 to present         Consultant with Putnam         23 Funds
P.O. Box 9095                                                                     Investments from 1993 to     42 Portfolios
Princeton, NJ 08543-9095                                                          2003 and employed in
Age: 63                                                                           various capacities
                                                                                  therewith from 1973 to
                                                                                  1992; Director, The
                                                                                  National Audubon Society
                                                                                  since 1998; Director, The
                                                                                  American Museum of Fly
                                                                                  Fishing since 1997.
----------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                             Director        2000 to present         Managing Director of FGW       23 Funds
P.O. Box 9095                                                                     Advisors, Inc. since 1997;   42 Portfolios
Princeton, NJ 08543-9095                                                          Vice President, Planning,
Age: 63                                                                           Investment and Development
                                                                                  of Warner Lambert Co. from
                                                                                  1979 to 1997; Director of
                                                                                  the Michael J. Fox
                                                                                  Foundation for Parkinson's
                                                                                  Research since 2000;
                                                                                  Director of BTG
                                                                                  International Plc (a global
                                                                                  technology
                                                                                  commercialization company)
                                                                                  since 2001.

----------------------------  ---------------------

                                  OTHER PUBLIC
    NAME, ADDRESS & AGE       DIRECTORSHIPS HELD BY
        OF DIRECTOR                 DIRECTOR
----------------------------  ---------------------
M. Colyer Crum                Cambridge
P.O. Box 9095                 Bancorp
Princeton, NJ 08543-9095
Age: 72
----------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick          None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 42
----------------------------------------------------------------------------------------------------------------------------
David H. Walsh                None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 63
----------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                 Watson
P.O. Box 9095                 Pharmaceuticals Inc.
Princeton, NJ 08543-9095
Age: 63

--------------------------------------------------------------------------------
* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year which they turn 72.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS

--------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND      LENGTH OF TIME SERVED*
--------------------------------------------------------------------------
Donald C. Burke                   Vice President     1993 to present and
P.O. Box 9011                     and Treasurer        1999 to present
Princeton, NJ 08543-9011
Age: 44
--------------------------------------------------------------------------
Robert C. Doll, Jr.               Senior Vice          1999 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 50
--------------------------------------------------------------------------
Kevin J. McKenna                  Senior Vice          1998 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 47
--------------------------------------------------------------------------
John Burger                       Vice President       2003 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 41
--------------------------------------------------------------------------
Lawrence R. Fuller                Vice President       1998 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 63
--------------------------------------------------------------------------
Patrick Maldari                   Vice President       2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 42
--------------------------------------------------------------------------
Robert F. Murray                  Vice President       1998 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 47
--------------------------------------------------------------------------
James Pagano                      Vice President       2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 42
--------------------------------------------------------------------------
Jacqueline Rogers-Ayoub           Vice President       1996 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 47
--------------------------------------------------------------------------
Kurt Schansinger                  Vice President       2001 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 44
--------------------------------------------------------------------------
Dennis W. Stattman                Vice President       2001 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 53
--------------------------------------------------------------------------
Frank Viola                       Vice President       2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 40
--------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Donald C. Burke                   First Vice President of MLIM and FAM since 1997 and
P.O. Box 9011                     Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011          Treasurer of Princeton Services since 1999 and Director
Age: 44                           since 2004; Vice President of FAMD since 1999; Vice
                                  President of MLIM and FAM from 1990 to 1997; Director of
                                  Taxation of MLIM from 1990 to 2001.
----------------------------------------------------------------------------------------------
Robert C. Doll, Jr.               President of MLIM/FAM-advised funds since 2005; President of
P.O. Box 9011                     MLIM and FAM since 2001; Co-Head (Americas Region) thereof
Princeton, NJ 08543-9011          from 2000 to 2001 and Senior Vice President from 1999 to
Age: 50                           2001; President and Director of Princeton Services, Inc.
                                  since 2001; President of Princeton Administrators, L.P.
                                  since 2001; Chief Investment Officer of Oppenheimer Funds,
                                  Inc. from 1991 to 1999.
----------------------------------------------------------------------------------------------
Kevin J. McKenna                  Managing Director of MLIM since 2000; Director (Global Fixed
P.O. Box 9011                     Income) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 47
----------------------------------------------------------------------------------------------
John Burger                       Director (Global Fixed Income) of MLIM since 1998; Vice
P.O. Box 9011                     President of MLIM from 1993 to 1998.
Princeton, NJ 08543-9011
Age: 41
----------------------------------------------------------------------------------------------
Lawrence R. Fuller                Managing Director (Equities) of MLIM since 2000; Director of
P.O. Box 9011                     MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 63
----------------------------------------------------------------------------------------------
Patrick Maldari                   Managing Director of MLIM since 2000; Director (Global Fixed
P.O. Box 9011                     Income) of MLIM from 1998 to 2000.
Princeton, NJ 08543-9011
Age: 42
----------------------------------------------------------------------------------------------
Robert F. Murray                  Director (Global Fixed Income) of MLIM since 2001; Vice
P.O. Box 9011                     President of MLIM from 1997 to 2001.
Princeton, NJ 08543-9011
Age: 47
----------------------------------------------------------------------------------------------
James Pagano                      Director (Global Fixed Income) of MLIM since 2004; Vice
P.O. Box 9011                     President of MLIM from 1996 to 2004.
Princeton, NJ 08543-9011
Age: 42
----------------------------------------------------------------------------------------------
Jacqueline Rogers-Ayoub           Vice President (Global Fixed Income) of MLIM since 1986.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 47
----------------------------------------------------------------------------------------------
Kurt Schansinger                  Managing Director (Equities) of MLIM since 2000; Director of
P.O. Box 9011                     MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 44
----------------------------------------------------------------------------------------------
Dennis W. Stattman                Managing Director (Equities) of MLIM since 2000; Director of
P.O. Box 9011                     MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 53
----------------------------------------------------------------------------------------------
Frank Viola                       Managing Director (Fixed Income) of MLIM since 1997;
P.O. Box 9011                     Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997
Princeton, NJ 08543-9011          and Vice President of Merrill Lynch Capital Markets from
Age: 40                           1993 to 1996.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------



FUND OFFICERS (CONCLUDED)

--------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND      LENGTH OF TIME SERVED*
--------------------------------------------------------------------------
Jeffrey Hiller                    Chief Compliance     2004 to present
P.O. Box 9011                     Officer
Princeton, NJ 08543-9011
Age: 53
--------------------------------------------------------------------------
Alice A. Pellegrino               Secretary            2004 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 44
--------------------------------------------------------------------------
* Officers of the Fund serve at the pleasure of the Board of Directors.
--------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Jeffrey Hiller                    Chief Compliance Officer of the MLIM/FAM-advised funds and
P.O. Box 9011                     First Vice President and Chief Compliance Officer of MLIM
Princeton, NJ 08543-9011          since 2004; Global Director of Compliance at Morgan Stanley
Age: 53                           Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset
                                  Management from 2000 to 2002; Chief Compliance Officer at
                                  Soros Fund Management in 2000; Chief Compliance Officer at
                                  Prudential Financial from 1995 to 2000.
----------------------------------------------------------------------------------------------
Alice A. Pellegrino               Secretary of MLIM, FAM, FAMD and Princeton Services since
P.O. Box 9011                     2004; Director (Legal Advisory) of MLIM since 2002; Vice
Princeton, NJ 08543-9011          President of MLIM from 1999 to 2002; Attorney associated
Age: 44                           with MLIM since 1997.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
--------------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08543-9011

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
800-637-3863

--------------------------------------------------------------------------------

Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of Merrill Lynch Series Fund, Inc. retired. The Fund's Board of Directors wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund. Effective January 31, 2005, Mr. Doll became President and Trustee of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Merrill Lynch Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Merrill Lynch Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
         (ii) each audit committee financial expert is independent: (1) Donald
         W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -          Fiscal Year Ending December 31, 2004 - $192,800
                          Fiscal Year Ending December 31, 2003 - $122,600

(b) Audit-Related Fees -  Fiscal Year Ending December 31, 2004 - $      0
                          Fiscal Year Ending December 31, 2003 - $ 17,400

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees  -        Fiscal Year Ending December 31, 2004 - $68,565
                       Fiscal Year Ending December 31, 2003 - $58,710

         The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -   Fiscal Year Ending December 31, 2004 - $0
                       Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355
             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Merrill Lynch Series Fund, Inc.

         By: /s/ Robert C. Doll, Jr.
             -------------------------
             Robert C. Doll, Jr.,
             Chief Executive Officer of
             Merrill Lynch Series Fund, Inc.

         Date: February 24, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By: /s/ Robert C. Doll, Jr.
             ---------------------------
             Robert C. Doll, Jr.,
             Chief Executive Officer of
             Merrill Lynch Series Fund, Inc.

         Date: February 24, 2005

         By: /s/ Donald C. Burke
             ---------------------------
             Donald C. Burke,
             Chief Financial Officer of
             Merrill Lynch Series Fund, Inc.

         Date: February 24, 2005